UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23314

PIMCO Flexible Municipal Income Fund

(Exact name of registrant as specified in charter)

1633 Broadway, New York, NY 10019

(Address of principal executive offices)

Bijal Y. Parikh

Treasurer (Principal Financial & Accounting Officer)

650 Newport Center Drive, Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

David C. Sullivan

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Registrant’s telephone number, including area code: (844) 337-4626

Date of fiscal year end: December 31

Date of reporting period: December 31, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Shareholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30e-1).

PIMCO MUNICIPAL INTERVAL FUNDS

Annual Report

December 31, 2022

PIMCO California Flexible Municipal Income Fund

PIMCO Flexible Municipal Income Fund

Letter from the Chair of the Board & President

Dear Shareholder,

2022 was a challenging year in the financial markets. We continue to work tirelessly to navigate global markets and manage the assets that you have entrusted with us. Following this letter is the PIMCO Municipal Interval Funds Annual Report, which covers the 12-month reporting period ended December 31, 2022 (the “reporting period”). On the subsequent pages, you will find details regarding investment results and a discussion of the factors that most affected performance during the reporting period.

For the 12-month reporting period ended December 31, 2022

The global economy faced significant headwinds in 2022, including those related to higher inflation, the COVID-19 pandemic, and the Russia-Ukraine conflict. In the U.S., first and second quarter 2022 annualized gross domestic product (“GDP”) returned -1.6% and -0.6%, respectively. The economy then strengthened, as third quarter annualized GDP was +3.2%. The Commerce Department’s initial estimate for fourth quarter 2022 annualized GDP — released after the reporting period ended — was 2.9%.

The Federal Reserve Board (the “Fed” or “U.S. central bank”) took actions to combat elevated inflation. In March 2022, the Fed raised the federal funds rate 0.25% to a range between 0.25% and 0.50%, its first rate hike since 2018. The U.S. central bank then raised rates at its next six meetings, for a total increase of 4.25% in 2022. At the end of the year, the federal funds rate was in a range between 4.25% and 4.50%.

During the reporting period, short- and long-term U.S. Treasury yields moved higher. The yield on the benchmark 10-year U.S. Treasury note was 3.88% on December 31, 2022, versus 1.52% on December 31, 2021. Against this backdrop, the municipal (or “muni”) bond market was weak, with the Bloomberg Municipal Bond Index returning -8.53% during 2022. In addition to the negative impact from rising interest rates, the muni market faced headwinds from substantial outflows from muni mutual funds and exchange-traded funds (“ETFs”). However, munis were able to outperform the overall taxable bond market on a relative basis, as the Bloomberg U.S. Aggregate Bond Index returned -13.01% in 2022.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs. For any

2	PIMCO MUNICIPAL INTERVAL FUNDS

questions regarding your PIMCO Municipal Interval Funds investments, please contact your financial advisor, or call (844) 312-2113.

Sincerely,

Deborah A. DeCotis	Eric D. Johnson
Chair of the Board of Trustees	President

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	DECEMBER 31, 2022	3

Important Information About the Funds

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities and other instruments held by a Fund are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. A Fund may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, continue to increase. In efforts to combat inflation, the U.S. Federal Reserve raised interest rates multiple times in 2022 and has indicated an expectation that it will continue to raise interest rates in 2023. Thus, the Funds currently face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact a Fund’s performance or cause a Fund to incur losses.

Investing in the municipal bond market involves the risks of investing in debt securities generally and certain other risks. The amount of public information available about the municipal bonds in which a Fund may invest is generally less than that for corporate equities or bonds, and the investment performance of a Fund’s investment in municipal bonds may therefore be more dependent on the analytical abilities of Pacific Investment Management Company LLC (“PIMCO” or the “Manager”) than its investments in taxable bonds. The secondary market for municipal bonds also tends to be less well-developed or liquid than many other securities markets, which may adversely affect a Fund’s ability to sell its bonds at attractive prices.

The ability of municipal issuers to make timely payments of interest and principal may be diminished during general economic downturns, by litigation, legislation or political events, or by the bankruptcy of the issuer. Issuers of municipal securities also might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, the Funds could experience delays in collecting principal and interest and a Fund may not, in all circumstances, be able to collect all principal and interest to which it is entitled.

A Fund that has substantial exposures to California municipal bonds may be affected significantly by economic, regulatory or political developments affecting the ability of California issuers to pay interest or repay principal. Certain issuers of California municipal bonds have experienced serious financial difficulties in the past and reoccurrence of these difficulties may impair the ability of certain

4	PIMCO MUNICIPAL INTERVAL FUNDS

California issuers to pay principal or interest on their obligations. Provisions of the California Constitution and State statutes that limit the taxing and spending authority of California governmental entities may impair the ability of California issuers to pay principal and/or interest on their obligations. While California’s economy is broad, it does have major concentrations in advanced technology, aerospace and defense-related manufacturing, trade, entertainment, real estate and financial services, and may be sensitive to economic problems affecting those industries. Future California political and economic developments, constitutional amendments, legislative measures, executive orders, administrative regulations, litigation and voter initiatives could have an adverse effect on the debt obligations of California issuers.

A Fund that has substantial exposures to New York municipal bonds may be affected significantly by economic, regulatory or political developments affecting the ability of New York issuers to pay interest or repay principal. While New York’s economy is broad, it does have concentrations in the financial services industry, and may be sensitive to economic problems affecting that industry. Certain issuers of New York municipal bonds have experienced serious financial difficulties in the past and reoccurrence of these difficulties may impair the ability of certain New York issuers to pay principal or interest on their obligations. The financial health of New York City affects that of the State, and when New York City experiences financial difficulty, it may have an adverse effect on New York municipal bonds held by a Fund. The growth rate of New York has at times been somewhat slower than the nation overall. The economic and financial condition of New York also may be affected by various financial, social, economic and political factors.

A Fund that has substantial exposures to municipal obligations issued by Puerto Rico or its political subdivisions, agencies, instrumentalities, or public corporations may be affected significantly by economic, market, political, and social conditions in Puerto Rico. Puerto Rico currently is experiencing significant fiscal and economic challenges, including substantial debt service obligations, high levels of unemployment, underfunded public retirement systems, and persistent government budget deficits. These challenges may negatively affect the value of a Fund’s investments in Puerto Rico municipal securities. Legislation, including legislation that would allow Puerto Rico to restructure its municipal debt obligations, thus increasing the risk that Puerto Rico may never pay off municipal indebtedness, or may pay only a small fraction of the amount owed, could also impact the value of the Fund’s investments in Puerto Rico municipal securities.

Classifications of the Funds’ portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments and other sections of this report may differ from the classification used for the Funds’ compliance calculations, including those used in the Funds’ prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. Each Fund is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19.

ANNUAL REPORT	DECEMBER 31, 2022	5

Important Information About the Funds (Cont.)

The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. In 2022, many countries lifted some or all restrictions related to COVID-19. However, the effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact a Fund’s performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Funds’ service providers and disrupt the Funds’ operations.

The United States’ enforcement of restrictions on U.S. investments in certain issuers and tariffs on goods from certain other countries has contributed to and may continue to contribute to international trade tensions and may impact portfolio securities. The United States’ enforcement of sanctions or other similar measures on various Russian entities and persons, and the Russian government’s response, may also negatively impact securities and instruments that are economically tied to Russia.

The United Kingdom’s withdrawal from the European Union may impact Fund returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Funds may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities). Any potential effects of the transition away from LIBOR on a Fund or on certain instruments in which a Fund invests can be difficult to ascertain, and they may vary depending on a variety of factors. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to a Fund.

The Funds may be subject to various risks as described in each Fund’s prospectus and in the Principal and Other Risks in the Notes to Financial Statements.

On each Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. Total return is calculated by determining the percentage change in NAV in the specific period. Returns do not reflect the deduction of taxes that a shareholder would pay on (i) Fund distributions or (ii) the sale of Fund shares. Total return for a period of more than one year represents the average annual total return. Performance shown is net of fees and expenses. Historical performance for a Fund or share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The dividend rate that a Fund pays on its common shares may vary as portfolio and market conditions change, and will depend on a number of factors, including without limit the amount of

6	PIMCO MUNICIPAL INTERVAL FUNDS

the Fund’s undistributed net investment income and net short- and long-term capital gains, as well as the costs of any leverage obtained by a Fund. As portfolio and market conditions change, the rate of distributions on the common shares and a Fund’s dividend policy could change. There can be no assurance that a change in market conditions or other factors will not result in a change in a Fund’s distribution rate or that the rate will be sustainable in the future.

The following table discloses the inception dates and diversification status of the Funds:

Fund Name	Fund Inception	Institutional Class	Class A-1	Class A-2	Class A-3	Diversification Status

PIMCO California Flexible Municipal Income Fund	06/27/2022	06/27/2022	—	—	—	Non-Diversified

PIMCO Flexible Municipal Income Fund	03/15/2019	03/15/2019	05/26/2020	10/02/2020	09/10/2019	Diversified

An investment in a Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Funds.

The Trustees are responsible generally for overseeing the management of the Funds. The Trustees authorize the Funds to enter into service agreements with the Manager and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Fund’s prospectus or Statement of Additional Information (“SAI”), any press release or shareholder report, any contracts filed as exhibits to the Funds’ registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Funds creates a contract between or among any shareholders of a Fund, on the one hand, and the Funds, a service provider to a Fund, and/or the Trustees or officers of the Funds, on the other hand.

The Trustees (or the Funds and its officers, service providers or other delegates acting under authority of the Trustees) may amend its most recent prospectus or use a new prospectus or SAI with respect to the Funds, adopt and disclose new or amended policies and other changes in press releases and shareholder reports and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to a Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement was specifically disclosed in the Funds’ prospectus, SAI or shareholder report and is otherwise still in effect.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Funds as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds.

A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without

ANNUAL REPORT	DECEMBER 31, 2022	7

Important Information About the Funds (Cont.)

charge, upon request, by calling the Funds at (844) 312-2113, on the Funds’ website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Funds file portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Funds’ complete schedule of securities holdings as of the end of each fiscal quarter are made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and will be made available, upon request, by calling PIMCO at (844) 312-2113.

SEC rules allow shareholder reports to be delivered to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Investors may elect to receive all reports in paper free of charge by contacting their financial intermediary or, if invested directly with a Fund, investors can inform the Fund by calling (844) 312-2113. Any election to receive reports in paper will apply to all funds held with a fund complex if invested directly with a Fund or to all funds held in the investor’s account if invested through a financial intermediary, such as a broker-dealer or bank.

In April 2020, the SEC adopted amended rules modifying the registration, communications, and offering processes for registered closed-end funds and interval funds. Among other things, the amendments: (1) permit qualifying closed-end funds to use a short-form registration statement to offer securities in eligible transactions and certain funds to qualify as Well Known Seasoned Issuers; (2) permit interval funds to pay registration fees based on net issuance of shares in a manner similar to mutual funds; (3) require closed-end funds and interval funds to include additional disclosures in their annual reports; and (4) require certain information to be filed in interactive data format. The new rules have phased compliance dates, with some requirements having already taken effect and others requiring compliance as late as February 1, 2023.

In October 2020, the SEC adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws prior guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the rule requires funds that trade derivatives and other transactions that create future payment or delivery obligations to comply with a value-at-risk leverage limit and certain derivatives risk management program and reporting requirements. These requirements may limit the ability of the Funds to use derivatives and reverse repurchase agreements and similar financing transactions as part of its investment strategies and may increase the cost of the Funds’ investments and cost of doing business, which could adversely affect investors. The rule went into effect on February 19, 2021. The compliance date for the new rule and related reporting requirements was August 19, 2022.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Investment Company Act of 1940 (the “Act”) without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also includes the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The effective date for the rule was January 19, 2021, and the compliance date for the rule was January 19, 2022.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also

8	PIMCO MUNICIPAL INTERVAL FUNDS

defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition will apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The compliance date for the new rule and the related reporting requirements was September 8, 2022.

In May 2022, the SEC proposed amendments to a current rule governing fund naming conventions. In general, the current rule requires funds with certain types of names to adopt a policy to invest at least 80% of their assets in the type of investment suggested by the name. The proposed amendments would expand the scope of the current rule in a number of ways that would result in an expansion of the types of fund names that would require the fund to adopt an 80% investment policy under the rule. Additionally, the proposed amendments would modify the circumstances under which a fund may deviate from its 80% investment policy and address the use and valuation of derivatives instruments for purposes of the rule. The proposal’s impact on the Funds will not be known unless and until any final rulemaking is adopted.

In May 2022, the SEC proposed a framework that would require certain registered funds (such as the Funds) to disclose their environmental, social, and governance (“ESG”) investing practices. Among other things, the proposed requirements would mandate that funds meeting three pre-defined classifications (i.e., integrated, ESG focused and/or impact funds) provide prospectus and shareholder report disclosure related to the ESG factors, criteria and processes used in managing the fund. The proposal’s impact on the Funds will not be known unless and until any final rulemaking is adopted.

In October 2022, the SEC adopted changes to the mutual fund and exchange-traded fund (“ETF”) shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which will impact the disclosures provided to shareholders. The rule amendments are effective as of January 24, 2023, but the SEC is providing an 18-month compliance period following the effective date for such amendments other than those addressing fee and expense information in advertisements that might be materially misleading.

In November 2022, the SEC adopted amendments to Form N-PX under the Act to improve the utility to investors of proxy voting information reported by mutual funds, ETFs and certain other funds. The rule amendments will expand the scope of funds’ Form N-PX reporting obligations, subject managers to Form N-PX reporting obligations for “Say on Pay” votes, enhance Form N-PX disclosures, permit joint reporting by funds, managers and affiliated managers on Form N-PX; and require website availability of fund proxy voting records. The amendments will become effective on July 1, 2024. Funds and managers will be required to file their first reports covering the period from July 1, 2023 to June 30, 2024 on amended Form N-PX by August 31, 2024.

ANNUAL REPORT	DECEMBER 31, 2022	9

PIMCO California Flexible Municipal Income Fund

Cumulative Returns Through December 31, 2022

Allocation Breakdown as of December 31, 2022†§

Municipal Bonds & Notes
Ad Valorem Property Tax	14.0%
Water Revenue	9.4%
Health, Hospital & Nursing Home Revenue	8.4%
Port, Airport & Marina Revenue	7.6%
Lease (Abatement)	7.2%
Local or Guaranteed Housing	6.8%
Sales Tax Revenue	6.5%
Tobacco Settlement Funded	6.2%
Electric Power & Light Revenue	5.7%
Industrial Revenue	5.3%
Highway Revenue Tolls	3.4%
Special Tax	2.5%
General Fund	2.4%
Nuclear Revenue	2.1%
Economic Development Revenue	1.7%
College & University Revenue	1.7%
Natural Gas Revenue	1.4%
Tax Increment/Allocation Revenue	1.1%
Other	2.7%
Short-Term Instruments	1.9%
Preferred Securities	1.3%
Corporate Bonds & Notes	0.7%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

10	PIMCO MUNICIPAL INTERVAL FUNDS

Institutional Class - CAFLX

Average Annual Total Return for the period ended December 31, 2022

Commencement of Operations (06/27/22)*
PIMCO California Flexible Municipal Income Fund Institutional Class	(0.08)%
Bloomberg CA Muni 22+ Year Index	1.06%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Since Inception Cumulative Returns.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance is calculated assuming all dividends and distributions are reinvested at prices obtained under the Fund’s dividend reinvestment plan. Performance does not reflect brokerage commissions in connection with the purchase or sale of Fund shares.

Performance of an index is shown in light of a requirement by the Securities and Exchange Commission that the performance of an appropriate broad-based securities market index be disclosed. However, the Fund is not managed to an index nor should the index be viewed as a “benchmark” for the Fund’s performance. The index is not intended to be indicative of the Fund’s investment strategies, portfolio components or past or future performance.

The Fund’s total annual operating expense ratio in effect as of period end which includes the Acquired Fund Fees and Expenses was 3.54% for Institutional Class shares.

ANNUAL REPORT	DECEMBER 31, 2022	11

PIMCO California Flexible Municipal Income Fund (Cont.)

Investment Objective and Strategy Overview

PIMCO California Flexible Municipal Income Fund’s investment objective is to seek high current income exempt from federal and California income tax by investing, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in a portfolio of municipal bonds and other municipal securities, the interest from which, in the opinion of bond counsel for the issuer at the time of issuance (or on the basis of other authority believed by PIMCO to be reliable), is exempt from federal income tax and California income tax (i.e., excluded from gross income for income tax purposes but not necessarily exempt from the alternative minimum tax or from the income taxes of any other state or of a local government). Capital appreciation is a secondary objective. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»	Security selection within the industrial revenue sector contributed to performance, as select securities posted positive returns.

»	Security selection within the hospitals sector contributed to performance, as select securities posted positive returns.

»	Exposure to the water and sewer sector contributed to performance, as the sector posted positive performance.

»	Exposure to the taxable municipal bonds sector detracted from performance, as the sector posted negative performance.

»	Select exposure within the special tax sector detracted from performance, as select securities posted negative performance.

»	Select exposure within the education sector detracted from performance, as select securities posted negative performance.

12	PIMCO MUNICIPAL INTERVAL FUNDS

(THIS PAGE INTENTIONALLY LEFT BLANK)

ANNUAL REPORT	DECEMBER 31, 2022	13

PIMCO Flexible Municipal Income Fund

Cumulative Returns Through December 31, 2022

Allocation Breakdown as of December 31, 2022†§

Municipal Bonds & Notes
Health, Hospital & Nursing Home Revenue	13.5%
Industrial Revenue	8.8%
Ad Valorem Property Tax	8.1%
Local or Guaranteed Housing	7.9%
Tobacco Settlement Funded	5.9%
Sales Tax Revenue	5.3%
Natural Gas Revenue	4.2%
Income Tax Revenue	3.5%
Port, Airport & Marina Revenue	3.4%
Electric Power & Light Revenue	2.7%
College & University Revenue	2.4%
Lease (Appropriation)	2.4%
Water Revenue	2.3%
Fuel Sales Tax Revenue	2.1%
Resource Recovery Revenue	1.8%
Appropriations	1.7%
General Fund	1.6%
Highway Revenue Tolls	1.4%
Miscellaneous Taxes	1.3%
Special Assessment	1.1%
Other	6.6%
Short-Term Instruments	4.5%
Corporate Bonds & Notes	3.7%
Preferred Securities	2.2%
Mutual Funds	1.5%
U.S. Government Agencies	0.1%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

14	PIMCO MUNICIPAL INTERVAL FUNDS

Institutional Class - PMFLX	Class A-1 - PMAAX	Class A-2 - PMALX	Class A-3 - PMFAX

Average Annual Total Return for the period ended December 31, 2022

	1 Year	Commencement of Operations*
PIMCO Flexible Municipal Income Fund Institutional Class	(14.59)%	2.69%
PIMCO Flexible Municipal Income Fund Class A-1	(15.02)%	2.09%
PIMCO Flexible Municipal Income Fund Class A-2	(15.01)%	2.07%
PIMCO Flexible Municipal Income Fund Class A-2 (adjusted)	(16.69)%	1.54%
PIMCO Flexible Municipal Income Fund Class A-3	(15.24)%	1.91%
Bloomberg Long Municipal Bond Index	(15.58)%	(0.04)%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* For class inception dates, please refer to the Important Information.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The adjusted returns take into account the maximum sales charge of 3.00% on Class A-2. Performance current to the most recent month-end is available at www.pimco.com or via (844) 312-2113. Performance is calculated assuming all dividends and distributions are reinvested at prices obtained under the Fund’s dividend reinvestment plan. Performance does not reflect brokerage commissions in connection with the purchase or sale of Fund shares.

Performance of an index is shown in light of a requirement by the Securities and Exchange Commission that the performance of an appropriate broad-based securities market index be disclosed. However, the Fund is not managed to an index nor should the index be viewed as a “benchmark” for the Fund’s performance. The index is not intended to be indicative of the Fund’s investment strategies, portfolio components or past or future performance.

For periods prior to the inception date of the Class A-1, Class A-2 and Class A-3 shares, performance information shown is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by the Class A-1, Class A-2 and Class A-3 shares.

The Fund’s total annual operating expense ratio in effect as of period end, which includes the Acquired Fund Fees and Expenses, was 2.53% for Institutional Class, 3.03% for Class A-1 shares, 3.03% for Class A-2 shares and 3.28% for Class A-3 shares. As of December 31, 2022, the Fund’s Total Effective Leverage(1) was 24.61%.

(1)

Represents total effective leverage outstanding, as a percentage of total managed assets. Total effective leverage consists of preferred shares, reverse repurchase agreements and other borrowings, credit default swap notional and floating rate notes issued in tender option bond transactions, as applicable (collectively “Total Effective Leverage”). The Fund may engage in other transactions not included in Total Effective Leverage disclosed above that may give rise to a form of leverage, including certain derivative transactions. For the purpose of calculating Total Effective Leverage outstanding as a percentage of total managed assets, total managed assets refer to total assets (including assets attributable to Total Effective Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Total Effective Leverage).

ANNUAL REPORT	DECEMBER 31, 2022	15

PIMCO Flexible Municipal Income Fund (Cont.)

Investment Objective and Strategy Overview

PIMCO Flexible Municipal Income Fund seeks to provide high current income exempt from federal income tax. Capital appreciation is a secondary objective. The Fund attempts to achieve these objectives by investing, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in a portfolio of municipal bonds and other municipal securities, the interest from which, in the opinion of bond counsel for the issuer at the time of issuance (or on the basis of other authority believed by PIMCO to be reliable), is exempt from federal income tax. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»	Short interest rate exposure via U.S. Treasury futures contributed to performance, as interest rates rose.

»	Security selection within the general obligation sector contributed to performance, as select securities posted positive returns.

»	Security selection within the taxable municipal bonds sector contributed to performance, as select securities posted positive returns.

»	Exposure to the industrial revenue sector detracted from performance, as the sector posted negative performance.

»	Exposure to the special tax sector detracted from performance, as the sector posted negative performance.

»	Exposure to the hospitals sector detracted from performance, as the sector posted negative performance.

16	PIMCO MUNICIPAL INTERVAL FUNDS

Index Descriptions

Index*	Index Description

Bloomberg CA Muni 22+ Year Index	The Bloomberg CA Muni 22+ Year Index is the long maturity California component of the Bloomberg Municipal Bond Index, which consists of a broad selection of investment grade general obligation and revenue bonds. It is an unmanaged index representative of the tax-exempt bond market.

Bloomberg Long Municipal Bond Index	Bloomberg Long Municipal Bond Index is a rules-based, market-value-weighted index engineered for the long-term tax-exempt bond market.

* It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	DECEMBER 31, 2022	17

Financial Highlights

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Total

PIMCO California Flexible Municipal Income Fund

Institutional Class

06/27/2022 - 12/31/2022	$10.00	$0.17	$(0.18)	$(0.01)	$(0.16)	$0.00	$(0.16)

PIMCO Flexible Municipal Income Fund

Institutional Class

12/31/2022	$11.88	$0.38	$(2.10)	$(1.72)	$(0.37)	$(0.01)	$(0.38)

12/31/2021	11.45	0.28	0.43	0.71	(0.28)	(0.00)	(0.28)

12/31/2020	10.74	0.33	0.72	1.05	(0.33)	(0.01)	(0.34)

03/15/2019 - 12/31/2019	10.00	0.28	0.78	1.06	(0.28)	(0.04)	(0.32)

Class A-1

12/31/2022	11.88	0.33	(2.10)	(1.77)	(0.32)	(0.01)	(0.33)

12/31/2021	11.45	0.22	0.43	0.65	(0.22)	(0.00)	(0.22)

05/26/2020 -12/31/2020	10.30	0.19	1.17	1.36	(0.20)	(0.01)	(0.21)

Class A-2

12/31/2022	11.88	0.34	(2.11)	(1.77)	(0.32)	(0.01)	(0.33)

12/31/2021	11.45	0.22	0.44	0.66	(0.23)	(0.00)	(0.23)

10/02/2020 -12/31/2020	10.96	0.07	0.50	0.57	(0.07)	(0.01)	(0.08)

Class A-3

12/31/2022	11.88	0.31	(2.11)	(1.80)	(0.29)	(0.01)	(0.30)

12/31/2021	11.45	0.20	0.42	0.62	(0.19)	(0.00)	(0.19)

12/31/2020	10.74	0.26	0.71	0.97	(0.25)	(0.01)	(0.26)

09/10/2019 - 12/31/2019	10.76	0.08	0.02	0.10	(0.08)	(0.04)	(0.12)

18	PIMCO MUNICIPAL INTERVAL FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Assets Value End of Year or Period(a)	Total Return(d)	Net Assets Applicable to Common Shareholders End of Year or Period (000s)	Expenses(e)(f)		Expenses Excluding Waivers(e)(f)		Expenses Excluding Interest Expense(f)		Expenses Excluding Interest Expense and Waivers(f)		Net Investment Income (Loss)		Portfolio Turnover Rate

$9.83	(0.08)%	$46,863	0.65	%*	1.18	%*(g)	0.60	%*	1.13	%*(g)	3.38	%*	53%

$9.78	(14.59)%	$692,602	1.28%		1.34%		0.70%		0.76%		2.81%		130%

11.88	6.29	813,672	0.77		1.03		0.53		0.79		2.00		14

11.45	10.00	317,646	0.88		1.19		0.47		0.78		2.35		88

10.74	10.74	148,737	0.72	*	1.87	*	0.11	*	1.26	*	2.73	*	96

9.78	(15.02)	259,422	1.88		1.94		1.21		1.27		2.78		130

11.88	5.77	268,728	1.39		1.65		1.15		1.41		1.84		14

11.45	13.28	56,540	1.38	*	1.69	*	0.97	*	1.28	*	2.59	*	88

9.78	(15.01)	44,043	2.00		2.06		1.25		1.31		2.90		130

11.88	5.81	25274	1.40		1.66		1.16		1.42		1.86		14

11.45	5.25	11	1.38	*	1.69	*	0.97	*	1.28	*	2.66	*	88

9.78	(15.24)	226,512	1.85		1.91		1.27		1.33		2.25		130

11.88	5.50	269,710	1.42		1.68		1.18		1.44		1.45		14

11.45	9.18	155,532	1.63		1.94		1.22		1.53		2.09		88

10.74	0.98	44,330	1.47	*	2.62	*	0.86	*	2.01	*	2.12	*	96

ANNUAL REPORT	DECEMBER 31, 2022	19

Financial Highlights (Cont.)

	RVMTP(4)
Selected Per Share Data for the Year or Period Ended^:	Total Amount Outstanding	Asset Coverage per Preferred Share(1)	Involuntary Liquidating Preference per Preferred Share(2)	Average Market Value per Preferred Share(3)

PIMCO Flexible Municipal Income Fund

12/31/2022	$400,000,000	$405,570	$100,000	N/A

12/31/2021	175,000,000	887,020	100,000	N/A

12/31/2020	150,000,000	453,120	100,000	N/A

3/15/2019 - 12/31/2019	50,000,000	486,130	100,000	N/A

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
*	Annualized, except for organizational expense, if any.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with federal income tax regulations. See Note 2, Distributions — Common Shares, in the Notes to Financial Statements for more information.

(d)

Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds. Additionally, excludes initial sales charges and contingent deferred sales charges.

(e)

Ratio includes interest expense which primarily relates to participation in borrowing and financing transactions, dividends paid to RVMTP shareholders and the amortization of debt issuance costs of these Preferred Shares. See Note 5, Borrowings and Other Financing Transactions and Note 13, Preferred Shares in the Notes to Financial Statements for more information.

(f)

Expense ratio as presented is calculated based on average total managed assets for the period presented. Due to significant fluctuations in total managed assets during the period, the expense ratio to average total managed assets differs from the total operating expense ratio in effect for each class. See Note 9, Fees and Expenses in the Notes to Financial Statements for additional information on how the Fund’s expenses are calculated.

(g)

Certain organizational costs were incurred prior to the commencement of operations and reflected in the financial statements accompanying the initial registration statement. If the fund had incurred all organization and trustee related expenses in the current period, the ratio of expenses to average net assets excluding waivers and ratio of expenses to average net assets excluding interest expense and waivers would have been 1.98% and 1.93% respectively.

[1]

“Asset Coverage per Preferred Share” means the ratio that the value of the total assets of the Fund, less all liabilities and indebtedness not represented by RVMTP, bears to the aggregate of the involuntary liquidation preference of RVMTP, expressed as a dollar amount per RVMTP.

[2]

“Involuntary Liquidating Preference” means the amount to which a holder of RVMTP would be entitled upon the involuntary liquidation of the Fund in preference to the Common Shareholders, expressed as a dollar amount per Preferred Share.

[3]

The RVMTP have no readily ascertainable market value. The liquidation value of the RVMTP represents its liquidation preference, which approximates fair value of the shares less any unamortized debt issuance costs. See Note 13, Preferred Shares, in the Notes to Financial Statements for more information.

[4]	Prior to December 6, 2021, certain RVMTP Shares were VMTP Shares. See Note 13, Preferred Shares.

20	PIMCO MUNICIPAL INTERVAL FUNDS	See Accompanying Notes

Statements of Assets and Liabilities

December 31, 2022

(Amounts in thousands†, except per share amounts)	PIMCO California Flexible Municipal Income Fund	PIMCO Flexible Municipal Income Fund

Assets:

Investments, at value
Investments in securities	$46,698	$1,600,825

Financial Derivative Instruments
Exchange-traded or centrally cleared	0	186
Cash	325	0
Deposits with counterparty	0	3,466
Receivable for investments sold	10	2,630
Receivable for Fund shares sold	40	3,432
Interest and/or dividends receivable	381	18,304
Reimbursement receivable from PIMCO	22	4

Total Assets	47,476	1,628,847

Liabilities:

Remarketable Variable Rate MuniFund Term Preferred Shares, at liquidation value*	$0	$399,043
Payable for investments purchased	521	0
Distributions payable	60	2,907
Overdraft due to custodian	0	1,856
Accrued management fees	32	1,085
Accrued servicing fees	0	288
Other liabilities	0	1,089

Total Liabilities	613	406,268

Net Assets Applicable to Common Shareholders	$46,863	$1,222,579

Net Assets Applicable to Common Shareholders Consist of:

Par Value^	$0	$1
Paid in capital	46,956	1,409,458
Distributable earnings (accumulated loss)	(93)	(186,880)

Net Assets Applicable to Common Shareholders	$46,863	$1,222,579

Institutional Class	$46,863	$692,602
Class A-1	N/A	259,422
Class A-2	N/A	44,043
Class A-3	N/A	226,512

Common Shares Outstanding:

Institutional Class	4,768	70,847
Class A-1	N/A	26,536
Class A-2	N/A	4,505
Class A-3	N/A	23,170

Net Asset Value Per Common Share(a):

Institutional Class	$9.83	$9.78
Class A-1	N/A	9.78
Class A-2	N/A	9.78
Class A-3	N/A	9.78

Cost of investments in securities	$46,588	$1,691,644

* Includes unamortized debt issuance cost of	$0	$957

†	A zero balance may reflect actual amounts rounding to less than one thousand.
^	($0.00001 per share)
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.

ANNUAL REPORT	DECEMBER 31, 2022	21

Statements of Operations

Year Ended December 31, 2022
(Amounts in thousands†)	PIMCO California Flexible Municipal Income Fund(a)	PIMCO Flexible Municipal Income Fund

Investment Income:

Interest	$677	$66,054
Dividends	0	1,222
Total Income	677	67,276

Expenses:

Management fees	126	12,088
Distribution and/or servicing fees - Class A-1	0	1,334
Distribution and/or servicing fees - Class A-2	0	157
Distribution and/or servicing fees - Class A-3	0	1,681
Trustee fees and related expenses	28	144
Interest expense	8	9,602
Organizational expense	67	0
Paying and Redemption Agent Fees	0	32
Preferred shares related expenses	0	22
Miscellaneous expense	0	4
Total Expenses	229	25,064
Waiver and/or Reimbursement by PIMCO	(120)	(1,010)
Net Expenses	109	24,054

Net Investment Income (Loss)	568	43,222

Net Realized Gain (Loss):

Investments in securities	(217)	(131,142)
Exchange-traded or centrally cleared financial derivative instruments	(4)	17,724
Short sales	0	(13)

Net Realized Gain (Loss)	(221)	(113,431)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	109	(151,318)
Exchange-traded or centrally cleared financial derivative instruments	0	785

Net Change in Unrealized Appreciation (Depreciation)	109	(150,533)

Net Increase (Decrease) in Net Assets Resulting from Operations	$456	$(220,742)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Inception date of the Fund was June 27, 2022.

22	PIMCO MUNICIPAL INTERVAL FUNDS	See Accompanying Notes

Statements of Changes in Net Assets

(Amounts in thousands†)	PIMCO California Flexible Municipal Income Fund	PIMCO Flexible Municipal Income Fund
	Inception date through December 31, 2022(a)	Year Ended December 31, 2022	Year Ended December 31, 2021

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$568	$43,222	$21,452
Net realized gain (loss)	(221)	(113,431)	5,835
Net change in unrealized appreciation (depreciation)	109	(150,533)	22,006

Net Increase (Decrease) in Net Assets Applicable to Common Shareholders Resulting from Operations	456	(220,742)	49,293

Distributions to Common Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(549)	(26,259)	(14,279)
Class A-1	N/A	(8,372)	(3,262)
Class A-2	N/A	(1,013)	(262)
Class A-3	N/A	(6,436)	(3,881)

Total Distributions to Common Shareholders(b)	(549)	(42,080)	(21,684)

Common Share Transactions*:
Receipts for shares sold	46,507	501,436	890,324
Issued as reinvestment of distributions	449	16,060	6,984
Cost of shares repurchased	0	(409,479)	(77,262)
Net increase (decrease) resulting from common share transactions	46,956	108,017	820,046

Total increase (decrease) in net assets applicable to common shareholders	46,863	(154,805)	847,655

Net Assets Applicable to Common Shareholders:
Beginning of year	0	1,377,384	529,729
End of year	$46,863	$1,222,579	$1,377,384

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 14, Common Shares Offering, in the Notes to Financial Statements.
(a)	Inception date of the Fund was June 27, 2022.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions — Common Shares, in the Notes to Financial Statements for more information.

ANNUAL REPORT	DECEMBER 31, 2022	23

Statement of Cash Flows PIMCO Flexible Municipal Income Fund

Year Ended December 31, 2022 (Amounts in thousands†)

Cash Flows Provided by (Used for) Operating Activities:

Net increase (decrease) in net assets resulting from operations	$(220,742)

Adjustments to Reconcile Net Increase (Decrease) in Net Assets from Operations to Net Cash Provided by (Used for) Operating Activities:
Purchases of long-term securities	(2,370,440)
Proceeds from sales of long-term securities	2,099,181
(Purchases) Proceeds from sales of short-term portfolio investments, net	(28,350)
(Increase) decrease in deposits with counterparty	(2,044)
(Increase) decrease in receivable for investments sold	1,797
(Increase) decrease in interest and/or dividends receivable	(5,197)
Proceeds from (Payments on) exchange-traded or centrally cleared financial derivative instruments	18,083
(Increase) decrease in reimbursement receivable from PIMCO	261
Increase (decrease) in payable for investments purchased	(13,149)
Increase (decrease) in accrued management fees	40
Increase (decrease) in accrued servicing fees	(22)
Proceeds from (Payments on) short sales transactions, net	(13)
Increase (decrease) in other liabilities	738
Net Realized (Gain) Loss
Investments in securities	131,142
Exchange-traded or centrally cleared financial derivative instruments	(17,724)
Short sales	13
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	151,318
Exchange-traded or centrally cleared financial derivative instruments	(785)
Net amortization (accretion) on investments	(4,955)
Amortization of debt issuance cost	261
Net Cash Provided by (Used for) Operating Activities	(260,587)

Cash Flows Received from (Used for) Financing Activities:

Proceeds from shares sold	499,926
Payments on shares repurchased	(409,479)
Increase (decrease) in overdraft due to custodian	1,856
Cash distributions paid*	(24,771)
Proceeds from tender option bond transactions	22,890
Payments on tender option bond transactions	(54,091)
Proceeds on Remarketable Variable Rate MuniFund Term Preferred Shares, Net	224,256
Net Cash Received from (Used for) Financing Activities	260,587

Net Increase (Decrease) in Cash and Foreign Currency	0

Cash and Foreign Currency:

Beginning of year	0
End of year	$0
* Reinvestment of distributions	$16,060

Supplemental Disclosure of Cash Flow Information:

Interest expense paid during the year	$9,292
Non Cash Payment in Kind	$518

†	A zero balance may reflect actual amounts rounding to less than one thousand.

A Statement of Cash Flow is presented when the Fund has a significant amount of borrowing during the year, based on the average total borrowing outstanding in relation to total assets or when substantially all of the Fund’s investments are not classified as Level 1 or 2 in the fair value hierarchy.

24	PIMCO MUNICIPAL INTERVAL FUNDS	See Accompanying Notes

Schedule of Investments PIMCO California Flexible Municipal Income Fund

December 31, 2022

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 99.6%

CORPORATE BONDS & NOTES 0.7%

INDUSTRIALS 0.7%

Toledo Hospital
5.325% due 11/15/2028	$150	$	118

Tower Health
4.451% due 02/01/2050	125		61

Wild Rivers Water Park
8.500% due 11/01/2051 «	200		169

Total Corporate Bonds & Notes (Cost $359)			348

MUNICIPAL BONDS & NOTES 95.7%

ALABAMA 0.9%

Black Belt Energy Gas District, Alabama Revenue Bonds, Series 2022
5.250% due 02/01/2053	250		261

Tuscaloosa County, Alabama Industrial Development Authority Revenue Bonds, Series 2019
4.500% due 05/01/2032	171		155

			416

ARIZONA 0.6%

Chandler Industrial Development Authority, Arizona Revenue Bonds, Series 2022
5.000% due 09/01/2052	250		261

CALIFORNIA 77.5%

Alameda Corridor Transportation Authority, California Revenue Bonds, Series 2022
0.000% due 10/01/2050 (c)	1,000		476

California Community Choice Financing Authority Revenue Bonds, Series 2021
4.000% due 02/01/2052	250		246

California Community Choice Financing Authority Revenue Bonds, Series 2023
5.000% due 12/01/2053 (a)	500		521

California Community College Financing Authority Revenue Bonds, Series 2016
5.000% due 06/01/2027	260		281

California County Tobacco Securitization Agency Revenue Bonds, Series 2020
5.000% due 06/01/2050	500		494

California County Tobacco Securitization Agency Revenue Notes, Series 2020
5.000% due 06/01/2029	310		328

California Health Facilities Financing Authority Revenue Bonds, Series 2014
5.000% due 10/01/2038	500		508

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)

California Health Facilities Financing Authority Revenue Bonds, Series 2017
4.000% due 11/01/2038	$500	$	503

California Health Facilities Financing Authority Revenue Bonds, Series 2021
3.000% due 08/15/2054	500		499
4.000% due 08/15/2040	500		501

California Health Facilities Financing Authority Revenue Bonds, Series 2022
5.000% due 03/01/2040	500		544

California Infrastructure & Economic Development Bank Revenue Bonds, Series 2020
0.850% due 01/01/2050	800		799

California Municipal Finance Authority Certificates of Participation Bonds, (AGM Insured), Series 2022
5.250% due 11/01/2036	200		218

California Municipal Finance Authority Revenue Bonds, Series 2017
5.000% due 06/01/2042	1,000		1,050

California Pollution Control Financing Authority Revenue Notes, Series 2019
6.750% due 12/01/2028	125		89

California Public Finance Authority Revenue Bonds, Series 2022
4.000% due 07/15/2038	500		507

California State General Obligation Bonds, Series 2021
5.000% due 09/01/2041	1,000		1,109

California State University Revenue Bonds, Series 2015
4.000% due 11/01/2043	500		492

California Statewide Communities Development Authority Revenue Bonds, Series 2015
4.125% due 03/01/2034	485		492

California Statewide Communities Development Authority Revenue Bonds, Series 2016
5.250% due 12/01/2056	250		248

Chino Valley Unified School District, California General Obligation Bonds, Series 2022
0.000% due 08/01/2039 (b)	385		189

City of Big Bear Lake, California Industrial Revenue Bonds, Series 1993
3.370% due 12/01/2028	750		750

Clovis Unified School District, California General Obligation Bonds, Series 2022
5.250% due 08/01/2041	500		556

CMFA Special Finance Agency VII, California Revenue Bonds, Series 2021
4.000% due 08/01/2047	250		187

CMFA Special Finance Agency VIII, California Revenue Bonds, Series 2021
4.000% due 08/01/2047	250		193

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2022	25

Schedule of Investments PIMCO California Flexible Municipal Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)

CMFA Special Finance Agency, California Revenue Bonds, Series 2021
4.000% due 08/01/2045	$400	$	316

CSCDA Community Improvement Authority, California Revenue Bonds, Series 2021
2.650% due 12/01/2046	250		187
3.400% due 10/01/2046	450		334
3.500% due 10/01/2046	300		219
4.000% due 02/01/2057	250		178

Department of Veterans Affairs Veteran’s Farm & Home Purchase Program, California Revenue Bonds, Series 2022
4.950% due 12/01/2046	250		262

East Bay Municipal Utility District Water System, California Revenue Bonds, Series 2022
5.000% due 06/01/2036	1,000		1,167

Foothill-Eastern Transportation Corridor Agency, California Revenue Bonds, Series 1995
0.000% due 01/01/2028 (b)	500		435

Foothill-Eastern Transportation Corridor Agency, California Revenue Bonds, Series 2021
4.000% due 01/15/2046	1,000		926

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2021
0.000% due 06/01/2066 (b)	5,000		582
3.850% due 06/01/2050	250		222

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2022
5.000% due 06/01/2051	500		514

Grossmont Union High School District, California General Obligation Bonds, Series 2021
0.000% due 08/01/2044 (b)	2,000		733

Indio Finance Authority, California Revenue Bonds, (BAM Insured), Series 2022
4.500% due 11/01/2052	250		251

Irvine Ranch Water District, California Special Assessment Bonds, Series 2009
2.500% due 10/01/2041	550		550

Long Beach Unified School District, California General Obligation Bonds, Series 2015
0.000% due 08/01/2037 (b)	500		270

Los Angeles Department of Airports, California Revenue Bonds, Series 2018
5.000% due 05/15/2030	500		538

Los Angeles Department of Airports, California Revenue Bonds, Series 2020
5.000% due 05/15/2037	250		276
5.000% due 05/15/2038	1,000		1,056

Los Angeles Department of Water & Power, California Revenue Bonds, Series 2001
3.000% due 07/01/2034	750		750

Los Angeles Department of Water & Power, California Revenue Bonds, Series 2017
5.000% due 07/01/2047	1,000		1,045

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)

Los Angeles Unified School District, California General Obligation Bonds, Series 2022
5.000% due 07/01/2041	$500	$	553

M-S-R Energy Authority, California Revenue Bonds, Series 2009
6.500% due 11/01/2039	330		395

Metropolitan Water District of Southern California Revenue Bonds, Series 2022
5.000% due 07/01/2034	150		178
5.000% due 10/01/2034	1,000		1,190

New Haven Unified School District, California General Obligation Bonds, Series 2008
0.000% due 08/01/2030 (b)	200		156

Orange County, California Community Facilities District Special Tax Bonds, Series 2022
5.000% due 08/15/2047	250		253

Peralta Community College District, California General Obligation Bonds, Series 2016
4.000% due 08/01/2039	250		248

Rio Hondo Community College District, California General Obligation Bonds, Series 2022
0.000% due 08/01/2046 (b)	1,000		316

River Islands Public Financing Authority, California Special Tax, Series 2022
5.000% due 09/01/2029	250		280
5.750% due 09/01/2052	250		241

Riverside County, California Revenue Notes, Series 2022
3.700% due 10/19/2023	500		502

Riverside, California Electric Revenue Bonds, Series 2008
3.100% due 10/01/2029	100		100

Riverside, California Water Revenue Bonds, Series 2022
5.000% due 10/01/2047	750		827

Sacramento County, California Special Tax Bonds, Series 2022
5.000% due 09/01/2036	270		279
5.000% due 09/01/2047	100		98

Salinas Union High School District, California Certificates of Participation Bonds, (AGM Insured), Series 2022
4.375% due 06/01/2047	1,000		990

Salinas Union High School District, California General Obligation Bonds, Series 2022
5.000% due 08/01/2039	250		283

San Diego County, California Regional Airport Authority Revenue Bonds, Series 2021
4.000% due 07/01/2046	500		443

San Diego County, California Regional Transportation Commission Revenue Bonds, Series 2008
3.400% due 04/01/2038	1,500		1,500

San Francisco, California City & County Airport Comm-San Francisco International Airport Revenue Bonds, Series 2014
5.000% due 05/01/2044	500		500

26	PIMCO MUNICIPAL INTERVAL FUNDS	See Accompanying Notes

December 31, 2022

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)

San Francisco, California City & County Airport Comm-San Francisco International Airport Revenue Bonds, Series 2019
5.000% due 05/01/2049	$250	$	253

San Francisco, California City & County Certificates of Participation Bonds, Series 2017
4.000% due 04/01/2036	1,000		1,008

San Francisco, California Public Utilities Commission Water Revenue Bonds, Series 2020
5.000% due 11/01/2050	200		214

San Jose Financing Authority, California Revenue Bonds, Series 2022
5.000% due 11/01/2047	1,000		1,113

San Rafael City Elementary School District, California General Obligation Bonds, Series 2019
4.000% due 08/01/2047	250		243

Sanger Unified School District, California Certificates of Participation Bonds, (AGM Insured), Series 2022
5.000% due 06/01/2049	1,000		1,031

Tobacco Securitization Authority of Northern California Revenue Bonds, Series 2021
0.000% due 06/01/2060 (b)	1,765		275

Tobacco Securitization Authority of Southern California Revenue Bonds, Series 2019
5.000% due 06/01/2034	250		262

			36,322

COLORADO 1.1%

Colorado International Center Metropolitan District No 7 General Obligation Bonds, Series 2021
0.000% due 12/01/2051 (c)	500		258

Dominion Water & Sanitation District, Colorado Revenue Bonds, Series 2022
5.250% due 12/01/2032	250		246

			504

GEORGIA 2.1%

Municipal Electric Authority of Georgia Revenue Bonds, Series 2019
5.000% due 01/01/2049	500		492

Municipal Electric Authority of Georgia Revenue Bonds, Series 2022
5.500% due 07/01/2063	500		505

			997

ILLINOIS 1.0%

Metropolitan Pier & Exposition Authority, Illinois Revenue Bonds, Series 2017
5.000% due 06/15/2057	500		483

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
INDIANA 0.5%

Indiana Finance Authority Revenue Bonds, Series 2019
7.000% due 03/01/2039	$300	$	225

IOWA 0.5%

Iowa Finance Authority Revenue Bonds, Series 2022
8.000% due 01/01/2042	250		235

NEVADA 0.3%

Reno, Nevada Revenue Bonds, Series 2018
0.000% due 07/01/2058 (b)	1,000		118

NEW YORK 2.6%

Build NYC Resource Corp., New York Revenue Bonds, Series 2018
5.625% due 12/01/2050	100		94

Build NYC Resource Corp., New York Revenue Notes, Series 2022
5.000% due 06/01/2032	200		199

Freddie Mac Multifamily Variable Rate Certificate, New York Revenue Bonds, Series 2022
2.875% due 07/25/2036 (e)	499		430

New York Transportation Development Corp. Revenue Bonds, Series 2020
4.375% due 10/01/2045	550		494

			1,217

OHIO 0.3%

Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2020
5.000% due 06/01/2055	150		130

PENNSYLVANIA 0.4%

Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania Revenue Bonds, Series 2022
5.250% due 05/01/2042	200		193

PUERTO RICO 5.5%

Commonwealth of Puerto Rico Bonds, Series 2022
0.000% due 11/01/2043 (b)	474		208
0.000% due 11/01/2051 (b)	1,584		598

Commonwealth of Puerto Rico General Obligation Notes, Series 2021
5.625% due 07/01/2029	250		256

GDB Debt Recovery Authority of Puerto Rico Revenue Bonds, Series 2018
7.500% due 08/20/2040 ^	223		187

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2022	27

Schedule of Investments PIMCO California Flexible Municipal Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)

Puerto Rico Highway & Transportation Authority Revenue Bonds, Series 2022
0.000% due 07/01/2053 (c)	$195	$	108

Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Bonds, Series 2018
0.000% due 07/01/2046 (b)	5,000		1,238

			2,595

TEXAS 1.4%

Angelina & Neches River Authority, Texas Revenue Bonds, Series 2021
7.500% due 12/01/2045	250		164

Dallas Housing Finance Corp., Texas Revenue Bonds, Series 2022
6.000% due 12/01/2062	250		247

Texas Private Activity Bond Surface Transportation Corp. Revenue Bonds, Series 2019
5.000% due 06/30/2058	250		240

			651

VIRGINIA 0.4%

Farms New Kent Community Development Authority, Virginia Special Assessment Bonds, Series 2021
3.750% due 03/01/2036	210		193

WEST VIRGINIA 0.2%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
0.000% due 06/01/2047 (b)	1,250		93

WISCONSIN 0.4%

Public Finance Authority, Wisconsin Revenue Bonds, Series 2021
6.500% due 09/01/2036	225		202

Total Municipal Bonds & Notes (Cost $44,705)			44,835

	SHARES		MARKET VALUE (000S)
PREFERRED SECURITIES 1.3%

BANKING & FINANCE 1.3%

American Express Co.
3.550% due 09/15/2026 •(d)	250,000	$	206

JPMorgan Chase & Co.
3.650% due 06/01/2026 •(d)	250,000		213

PNC Financial Services Group, Inc.
3.400% due 09/15/2026 •(d)	250,000		198

Total Preferred Securities (Cost $626)			617

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 1.9%

SHORT-TERM NOTES 1.9%

Federal Home Loan Bank
4.104% due 01/27/2023	$900		898

Total Short-Term Instruments (Cost $898)			898

Total Investments in Securities (Cost $46,588)			46,698

Total Investments 99.6% (Cost $46,588)		$	46,698

Other Assets and Liabilities, net 0.4%			165

Net Assets Applicable to Common Shareholders 100.0%		$	46,863

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

^	Security is in default.

«	Security valued using significant unobservable inputs (Level 3).

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

(a)	When-issued security.

(b)	Zero coupon security.

(c)	Security becomes interest bearing at a future date.

(d)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

28	PIMCO MUNICIPAL INTERVAL FUNDS	See Accompanying Notes

December 31, 2022

(e)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets applicable to Common Shareholders
Freddie Mac Multifamily Variable Rate Certificate, New York Revenue Bonds, Series 2022	2.875%	07/25/2036	11/17/2022	$433	$430	0.92%

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended December 31, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(4)	$(4)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2022 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2022
Investments in Securities, at Value
Corporate Bonds & Notes
Industrials	$0	$179	$169	$348
Municipal Bonds & Notes
Alabama	0	416	0	416
Arizona	0	261	0	261
California	0	36,322	0	36,322
Colorado	0	504	0	504
Georgia	0	997	0	997
Illinois	0	483	0	483
Indiana	0	225	0	225
Iowa	0	235	0	235
Nevada	0	118	0	118
New York	0	1,217	0	1,217
Ohio	0	130	0	130
Pennsylvania	0	193	0	193
Puerto Rico	0	2,595	0	2,595
Texas	0	651	0	651
Virginia	0	193	0	193
West Virginia	0	93	0	93
Wisconsin	0	202	0	202
Preferred Securities
Banking & Finance	0	617	0	617
Short-Term Instruments
Short-Term Notes	0	898	0	898
Total Investments	$0	$46,529	$169	$46,698

There were no significant transfers into or out of Level 3 during the period ended December 31, 2022.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2022	29

Schedule of Investments PIMCO Flexible Municipal Income Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 130.9%

CORPORATE BONDS & NOTES 4.8%

BANKING & FINANCE 2.5%

Barclays PLC
8.000% due 06/15/2024 •(e)(f)	$800	$779

Benloch Ranch Improvement Association No. 2
10.000% due 12/01/2051 «	10,000	9,686

BNP Paribas SA
7.000% due 08/16/2028 •(e)(f)	1,300	1,230

Credit Agricole SA
7.875% due 01/23/2024 •(e)(f)	800	795

Credit Suisse Group AG
7.250% due 09/12/2025 •(e)(f)	3,000	2,157

HSBC Holdings PLC
6.500% due 03/23/2028 •(e)(f)	2,200	2,030

ING Groep NV
5.750% due 11/16/2026 •(e)(f)	900	799

Reagan Ranch Development LLC
8.500% due 09/01/2031 «	8,500	8,166

Toll Road Investors Partnership LP
0.000% due 02/15/2043 (c)	11,810	3,009

UBS Group AG
7.000% due 02/19/2025 •(e)(f)	930	923

VM Fund LLC
8.625% due 02/28/2031 «	1,693	1,636

		31,210

INDUSTRIALS 2.3%

Adventist Health System
5.430% due 03/01/2032	2,300	2,272

Claremont Mckenna College
3.775% due 01/01/2122	2,975	1,897

CommonSpirit Health
4.187% due 10/01/2049	5,000	3,913

Cottage Health Obligated Group
3.304% due 11/01/2049	4,160	2,937

Integris Baptist Medical Center, Inc.
3.875% due 08/15/2050	2,000	1,455

Toledo Hospital
4.982% due 11/15/2045	1,000	626
5.325% due 11/15/2028	6,350	4,984

Tower Health
4.451% due 02/01/2050	10,250	4,977

Wild Rivers Water Park
8.500% due 11/01/2051 «	5,300	4,492

		27,553

Total Corporate Bonds & Notes (Cost $64,876)		58,763

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MUNICIPAL BONDS & NOTES 115.3%

ALABAMA 2.4%

Black Belt Energy Gas District, Alabama Revenue Bonds, Series 2021
4.000% due 06/01/2051	$3,520	$3,433

Central Etowah County, Alabama Solid Waste Disposal Authority Revenue Bonds, Series 2020
6.000% due 07/01/2045	1,000	1,075

Jefferson County, Alabama Sewer Revenue Bonds, Series 2013
0.000% due 10/01/2046 (d)	1,000	1,022

Lower Alabama Gas District Revenue Bonds, Series 2016
5.000% due 09/01/2046	1,375	1,377

Lower Alabama Gas District Revenue Bonds, Series 2020
4.000% due 12/01/2050	7,000	6,947

Montgomery, Alabama General Obligation Bonds, Series 2021
4.000% due 12/01/2038	900	898
4.000% due 12/01/2040	800	781

Selma Industrial Development Board, Alabama Revenue Bonds, Series 2019
2.000% due 11/01/2033	500	481

Southeast Energy Authority A Cooperative District, Alabama Revenue Bonds, Series 2022
5.000% due 05/01/2053	2,500	2,567

Tuscaloosa County, Alabama Industrial Development Authority Revenue Bonds, Series 2019
4.500% due 05/01/2032	12,518	11,333

		29,914

ALASKA 0.7%

Alaska Industrial Development & Export Authority Revenue Bonds, (NPFGC Insured), Series 2005
0.000% due 03/01/2025 (c)	3,690	3,301

Municipality of Anchorage, Alaska Solid Waste Services Revenue Bonds, Series 2022
5.250% due 11/01/2062	5,450	5,729

		9,030

ARIZONA 1.9%

Arizona Industrial Development Authority Revenue Bonds, Series 2019
4.000% due 01/01/2033	500	317
4.500% due 01/01/2039	1,615	942
4.500% due 01/01/2049	1,000	579
5.000% due 01/01/2030	645	469
5.000% due 01/01/2054	3,000	1,854
5.125% due 01/01/2054	3,000	1,651

30	PIMCO MUNICIPAL INTERVAL FUNDS	See Accompanying Notes

December 31, 2022

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Arizona Industrial Development Authority Revenue Bonds, Series 2021
6.000% due 07/01/2051	$1,500	$1,050
7.750% due 01/01/2054	1,250	728

Arizona Industrial Development Authority Revenue Notes, Series 2019
5.000% due 01/01/2027	555	449
5.000% due 01/01/2028	585	461
5.000% due 01/01/2029	1,510	1,205

Arizona Industrial Development Authority Revenue Notes, Series 2021
5.500% due 07/01/2031	325	227

Chandler Industrial Development Authority, Arizona Revenue Bonds, Series 2022
5.000% due 09/01/2052	7,050	7,360

Industrial Development Authority of the County, Arizona of Pima Revenue Bonds, Series 2020
5.000% due 07/01/2049	1,500	1,316

Maricopa County, Arizona Industrial Development Authority Revenue Notes, Series 2016
3.500% due 07/01/2026	1,015	979

Salt Verde Financial Corp., Arizona Revenue Bonds, Series 2007
5.000% due 12/01/2037	3,000	3,053

		22,640

ARKANSAS 0.3%

Arkansas Development Finance Authority Revenue Bonds, Series 2020
4.750% due 09/01/2049	3,585	3,262

CALIFORNIA 14.3%

Alameda Corridor Transportation Authority, California Revenue Bonds, Series 2022
0.000% due 10/01/2047 (d)	4,500	2,156
0.000% due 10/01/2050 (d)	2,000	952

Antelope Valley Healthcare District, California Revenue Notes, Series 2016
5.000% due 03/01/2026	410	415

California Community Choice Financing Authority Revenue Bonds, Series 2021
4.000% due 02/01/2052	3,905	3,845

California Community Housing Agency Revenue Bonds, Series 2019
5.000% due 04/01/2049	8,085	7,080
5.000% due 08/01/2049	2,250	2,038

California Community Housing Agency Revenue Bonds, Series 2021
4.000% due 02/01/2043	1,485	1,215
4.000% due 02/01/2056	8,705	6,427

California Community Housing Agency Revenue Bonds, Series 2022
4.500% due 08/01/2052	2,500	2,055

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

California County Tobacco Securitization Agency Revenue Bonds, Series 2020
0.000% due 06/01/2055 (c)	$5,200	$958

California Infrastructure & Economic Development Bank Revenue Bonds, Series 2020
0.850% due 01/01/2050	4,700	4,691

California Infrastructure & Economic Development Bank Revenue Bonds, Series 2021
0.000% due 01/01/2061 (c)	2,980	135
4.000% due 05/01/2051	3,685	3,366
4.360% (MUNIPSA) due 12/01/2050 ~	1,750	1,689

California Infrastructure & Economic Development Bank Revenue Notes, Series 2016
5.000% due 07/01/2026	2,000	2,122

California Municipal Finance Authority Certificates of Participation Bonds, (AGM Insured), Series 2022
5.250% due 11/01/2052	2,000	2,109

California Municipal Finance Authority Revenue Bonds, Series 2020
5.000% due 07/01/2052	1,000	874

California Municipal Finance Authority Revenue Bonds, Series 2021
4.000% due 11/01/2036	3,655	3,279
4.000% due 09/01/2050 (g)	2,000	1,597

California Municipal Finance Authority Revenue Notes, Series 2021
3.637% due 07/01/2030	1,485	1,236

California Pollution Control Financing Authority Revenue Bonds, Series 2019
7.500% due 12/01/2039 ^(a)	2,500	125

California Pollution Control Financing Authority Revenue Notes, Series 2019
6.750% due 12/01/2028	3,275	2,340

California Public Finance Authority Revenue Bonds, Series 2019
6.250% due 07/01/2054	1,500	1,593

California State University Revenue Bonds, Series 2021
2.144% due 11/01/2033	1,500	1,134

California Statewide Communities Development Authority Revenue Bonds, Series 2016
5.250% due 12/01/2056	5,500	5,453

CMFA Special Finance Agency VII, California Revenue Bonds, Series 2021
4.000% due 08/01/2047	2,740	2,052

CMFA Special Finance Agency VIII, California Revenue Bonds, Series 2021
4.000% due 08/01/2047	3,165	2,437

CMFA Special Finance Agency, California Revenue Bonds, Series 2021
4.000% due 08/01/2045	5,500	4,344
4.000% due 12/01/2045	3,500	2,709

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2022	31

Schedule of Investments PIMCO Flexible Municipal Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

CSCDA Community Improvement Authority, California Revenue Bonds, Series 2021
2.650% due 12/01/2046	$1,000	$748
3.100% due 07/01/2045	2,500	1,881
3.400% due 10/01/2046	1,300	966
3.500% due 10/01/2046	1,200	874
4.000% due 07/01/2056	5,695	4,266
4.000% due 08/01/2056	3,800	2,898
4.000% due 10/01/2056	2,000	1,460
4.000% due 02/01/2057	5,500	3,905

CSCDA Community Improvement Authority, California Revenue Bonds, Series 2022
0.000% due 09/01/2062 (d)	11,000	5,242
4.300% due 07/01/2059	5,000	4,169
5.000% due 09/01/2037	2,935	2,780

Firebaugh, California Revenue Notes, Series 2019
2.050% due 08/01/2029	1,445	1,210

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2021
0.000% due 06/01/2066 (c)	123,645	14,402
2.746% due 06/01/2034	1,100	885
3.850% due 06/01/2050	10,900	9,658

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2022
5.000% due 06/01/2051	1,900	1,952

Golden State, California Tobacco Securitization Corp. Revenue Notes, Series 2021
2.587% due 06/01/2029	6,000	5,029

Inland Empire Tobacco Securitization Corp., California Revenue Bonds, Series 2019
3.678% due 06/01/2038	3,540	3,304

Long Beach, California Senior Airport Revenue Refunding Bonds, (AGM Insured), Series 2022
5.250% due 06/01/2047	2,000	2,096

Los Angeles Department of Airports, California Revenue Bonds, Series 2019
4.000% due 05/15/2049	4,430	3,881

Los Angeles Department of Airports, California Revenue Bonds, Series 2020
5.000% due 05/15/2038	2,000	2,202

Mount San Jacinto Community College District, California General Obligation Bonds, Series 2018
4.000% due 08/01/2043	3,250	3,202

Rio Hondo Community College District, California General Obligation Bonds, Series 2022
0.000% due 08/01/2046 (c)	4,000	1,264

River Islands Public Financing Authority, California Special Tax, Series 2022
5.750% due 09/01/2052	3,000	2,887

Sacramento County, California Special Tax Bonds, Series 2022
5.000% due 09/01/2042	4,500	4,499

Sacramento, California Special Tax Bonds, Series 2021
4.000% due 09/01/2050	1,000	806

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

San Diego County, California Regional Airport Authority Revenue Bonds, Series 2021
4.000% due 07/01/2046	$1,000	$885

San Francisco, California City & County Airport Comm-San Francisco International Airport Revenue Bonds, Series 2014
5.000% due 05/01/2044	8,000	8,001

San Francisco, California Special Tax District, City & County Special Tax Notes, Series 2021
4.000% due 09/01/2031	150	148

Santa Clara Unified School District, California General Obligation Bonds, Series 2019
4.000% due 07/01/2048	1,000	979

Tobacco Securitization Authority of Northern California Revenue Bonds, Series 2021
0.000% due 06/01/2060 (c)	16,000	2,495
4.000% due 06/01/2049	1,750	1,544

Tobacco Securitization Authority of Southern California Revenue Bonds, Series 2019
0.000% due 06/01/2054 (c)	1,000	179
5.000% due 06/01/2031	500	529
5.000% due 06/01/2032	1,000	1,055
5.000% due 06/01/2048	1,540	1,533

		174,240

COLORADO 3.5%

Aurora Highlands Community Authority Board, Colorado Revenue Bonds, Series 2021
5.750% due 12/01/2051	4,000	3,515

Bradley Heights Metropolitan District No 2, Colorado General Obligation Bonds, Series 2021
4.750% due 12/01/2051	5,750	4,223

Clear Creek Transit Metropolitan District No 2, Colorado General Obligation Bonds, Series 2021
5.000% due 12/01/2050	1,000	839
7.900% due 12/15/2050	1,125	990

Colorado Health Facilities Authority Revenue Bonds, Series 2019
4.000% due 08/01/2049	1,000	840

Colorado Health Facilities Authority Revenue Bonds, Series 2022
5.500% due 11/01/2047	7,000	7,383

Colorado International Center Metropolitan District No 7 General Obligation Bonds, Series 2021
0.000% due 12/01/2051 (d)	6,375	3,293

Denver, Colorado Airport System City & County Revenue Bonds, Series 2022
5.000% due 11/15/2047	3,000	3,239

Dominion Water & Sanitation District, Colorado Revenue Bonds, Series 2022
5.000% due 12/01/2027	2,185	2,159
5.250% due 12/01/2032	3,170	3,112
5.875% due 12/01/2052	1,250	1,206

32	PIMCO MUNICIPAL INTERVAL FUNDS	See Accompanying Notes

December 31, 2022

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Harvest Crossing Metropolitan District No 4, Colorado General Obligation Bonds, Series 2022
7.250% due 12/01/2052	$2,500	$2,347

Longs Peak Metropolitan District, Colorado General Obligation Bonds, Series 2021
5.250% due 12/01/2051	2,500	2,060

Rampart Range Metropolitan District No 5, Colorado Revenue Bonds, Series 2021
4.000% due 12/01/2036	1,250	1,025

Regional Transportation District, Colorado Revenue Bonds, Series 2020
4.000% due 07/15/2038	1,150	1,056

Reunion Metropolitan District, Colorado Revenue Bonds, Series 2021
3.625% due 12/01/2044	1,962	1,407

Senac South Metropolitan District No 1, Colorado General Obligation Bonds, Series 2021
5.250% due 12/01/2051	2,915	2,433

Third Creek Metropolitan District No 1, Colorado General Obligation Bonds, Series 2022
4.750% due 12/01/2051	1,000	750

Transport Metropolitan District No 3, Colorado General Obligation Bonds, Series 2021
5.000% due 12/01/2051	500	390

Village Metropolitan District, Colorado General Obligation Bonds, Series 2020
5.000% due 12/01/2040	1,000	940

		43,207

CONNECTICUT 3.2%

Connecticut Special Tax Revenue State Special Tax Bonds, Series 2020
4.000% due 05/01/2039	1,350	1,328
5.000% due 05/01/2035	1,500	1,685

Connecticut Special Tax State Revenue Bonds, Series 2022
5.000% due 07/01/2041	10,000	11,032

Connecticut State General Obligation Bonds, Series 2019
5.000% due 04/15/2039	1,000	1,071

Connecticut State Health & Educational Facilities Authority Revenue Bonds, Series 2001
2.750% due 07/01/2036	16,450	16,450

Connecticut State Health & Educational Facilities Authority Revenue Bonds, Series 2017
5.000% due 07/01/2057	5,065	5,074

Connecticut State Health & Educational Facilities Authority Revenue Bonds, Series 2020
5.000% due 01/01/2045	1,000	934
5.000% due 01/01/2055	1,150	1,037

		38,611

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
DELAWARE 2.5%

Affordable Housing Opportunities Trust, Delaware Revenue Bonds, Series 2022
3.167% due 04/01/2039	$21,460	$20,704
4.942% due 04/01/2039	4,655	4,872
7.120% due 04/01/2039	3,785	3,614
7.570% due 04/01/2039	865	863

		30,053

FLORIDA 2.1%

Babcock Ranch Community Independent Special, Florida Assessment Bonds, Series2022
5.000% due 05/01/2053	1,500	1,379

Capital Projects Finance Authority, Florida Revenue Bonds, Series 2020
5.000% due 10/01/2031	1,500	1,519
5.000% due 10/01/2032	1,350	1,355

Capital Projects Finance Authority, Florida Revenue Notes, Series 2020
5.000% due 10/01/2030	1,600	1,626

Capital Trust Agency, Inc., Florida Revenue Bonds, Series 2018
5.000% due 07/01/2033 ^(a)	500	195
5.000% due 07/01/2043 ^(a)	250	45
5.250% due 07/01/2048 ^(a)	250	45

Capital Trust Agency, Inc., Florida Revenue Bonds, Series 2020
0.000% due 01/01/2035 (c)	2,800	1,069

Capital Trust Agency, Inc., Florida Revenue Bonds, Series 2021
0.000% due 01/01/2061 (c)	5,860	255

Charlotte County Industrial Development Authority, Florida Revenue Bonds, Series 2021
4.000% due 10/01/2041	3,000	2,408

Greater Orlando Aviation Authority, Florida Revenue Bonds, Series 2015
5.000% due 10/01/2040	5,000	5,076

Hernando County, Florida Revenue Bonds, Series 2022
5.250% due 06/01/2052	2,000	2,143

Lee Memorial Health System, Florida Revenue Bonds, Series 2019
5.000% due 04/01/2033	1,000	1,023

Osceola County, Florida Transportation Revenue Bonds, Series 2020
0.000% due 10/01/2035 (c)	1,250	650

Palm Beach County, Florida Health Facilities Authority Revenue Bonds, Series 2022
5.000% due 11/01/2040	1,150	1,174

Palm Beach County, Florida Revenue Bonds, Series 2021
5.000% due 06/01/2057	500	415

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2022	33

Schedule of Investments PIMCO Flexible Municipal Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Polk County, Florida Industrial Development Authority Revenue Bonds, Series 2020
5.875% due 01/01/2033	$2,130	$2,124

St Johns County, Florida Industrial Development Authority Revenue Bonds, Series 2021
4.000% due 12/15/2036	1,000	843

Tampa, Florida Revenue Bonds, Series 2020
0.000% due 09/01/2042 (c)	1,000	393
0.000% due 09/01/2045 (c)	1,850	615
5.000% due 07/01/2031	350	383
5.000% due 07/01/2034	275	298
5.000% due 07/01/2035	650	697

		25,730

GEORGIA 2.6%

Atlanta Department of Aviation, Georgia Revenue Bonds, Series 2019
4.000% due 07/01/2036	3,000	2,901

Atlanta Development Authority, Georgia Revenue Bonds, Series 2017
7.000% due 01/01/2040 ^(a)	400	212

Burke County, Georgia Development Authority Revenue Bonds, Series 2013
2.925% due 11/01/2053	1,000	989

Burke County, Georgia Development Authority Revenue Bonds, Series 2017
4.125% due 11/01/2045	1,500	1,284

Development Authority of Monroe County, Georgia Revenue Bonds, Series 2013
1.500% due 01/01/2039	1,000	946

Fulton County, Georgia Residential Care Facilities for the Elderly Authority Revenue Bonds, Series 2021
4.000% due 04/01/2056	2,000	1,269

Main Street Natural Gas Inc, Georgia Revenue Bonds, Series 2021
4.000% due 07/01/2052	3,500	3,473

Main Street Natural Gas, Inc., Georgia Revenue Bonds, Series 2018
3.590% (0.67*US0001M + 0.830%) due 08/01/2048 ~	1,000	994

Main Street Natural Gas, Inc., Georgia Revenue Bonds, Series 2021
4.000% due 05/01/2052	6,350	6,205

Main Street Natural Gas, Inc., Georgia Revenue Bonds, Series 2022
4.000% due 09/01/2052	3,500	3,406

Municipal Electric Authority of Georgia Revenue Bonds, Series 2019
4.000% due 01/01/2049	2,000	1,753
5.000% due 01/01/2048	1,000	977

Municipal Electric Authority of Georgia Revenue Bonds, Series 2022
4.500% due 07/01/2063	8,000	7,554

		31,963

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
GUAM 0.1%

Guam Department of Education Certificates of Participation Notes, Series 2020
4.250% due 02/01/2030	$1,500	$1,460

IDAHO 0.3%

Spring Valley Community Infrastructure District No 1, Idaho Special Assessment Bonds, Series 2021
3.750% due 09/01/2051	5,000	3,596

ILLINOIS 6.9%

Chicago Board of Education, Illinois General Obligation Bonds, Series 2015
5.250% due 12/01/2035	2,000	2,002

Chicago O’Hare International Airport, Illinois Revenue Bonds, Series 2017
5.000% due 01/01/2052	1,000	1,013

Chicago O’Hare International Airport, Illinois Revenue Bonds, Series 2022
5.250% due 01/01/2056	1,000	1,037
5.500% due 01/01/2055	12,000	12,568

Chicago Park District, Illinois General Obligation Bonds, Series 2020
4.000% due 01/01/2034	1,200	1,200

Chicago, Illinois Certificates of Participation Bonds, Series 2018
4.835% due 04/15/2028	4,000	4,002

Chicago, Illinois General Obligation Bonds, (NPFGC Insured), Series 1999
0.000% due 01/01/2027 (c)	1,000	857

Chicago, Illinois General Obligation Bonds, Series 2002
5.000% due 01/01/2024	1,915	1,936

Chicago, Illinois General Obligation Bonds, Series 2014
5.000% due 01/01/2027	1,700	1,708
5.000% due 01/01/2036	1,000	993

Chicago, Illinois General Obligation Bonds, Series 2019
5.000% due 01/01/2039	1,000	1,001

Chicago, Illinois General Obligation Bonds, Series 2020
5.000% due 01/01/2031	1,000	1,055

Chicago, Illinois Waterworks Revenue Bonds, Series 2014
4.000% due 11/01/2032	50	51

Illinois Finance Authority Revenue Bonds, Series 2017
5.125% due 02/15/2045 ^(a)	250	112

Illinois Finance Authority Revenue Bonds, Series 2019
5.000% due 11/01/2035	2,100	1,905

34	PIMCO MUNICIPAL INTERVAL FUNDS	See Accompanying Notes

December 31, 2022

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Illinois Finance Authority Revenue Bonds, Series 2020
3.510% due 05/15/2041	$2,070	$1,492
4.000% due 08/15/2039	5,370	5,238
4.000% due 08/15/2040	3,500	3,369

Illinois Sales Tax State Revenue Notes, Series 2021
5.000% due 06/15/2031	2,000	2,144

Illinois State General Obligation Bonds, (BABs), Series 2010
7.350% due 07/01/2035	1,026	1,080

Illinois State General Obligation Bonds, Series 2014
5.250% due 02/01/2029	950	959

Illinois State General Obligation Bonds, Series 2020
4.000% due 10/01/2034	3,400	3,158

Illinois State General Obligation Bonds, Series 2022
5.000% due 03/01/2024	3,000	3,042
5.000% due 03/01/2025	2,040	2,083
5.000% due 03/01/2026	4,000	4,110

Illinois State General Obligation Notes, Series 2017
5.000% due 11/01/2027	3,530	3,650

Illinois State General Obligation Notes, Series 2018
5.000% due 10/01/2023	1,500	1,514

Illinois State General Obligation Notes, Series 2020
5.375% due 05/01/2023	1,250	1,257
5.500% due 05/01/2030	4,500	4,784

Illinois State Revenue Bonds, Series 2013
5.000% due 06/15/2026	3,215	3,235

Metropolitan Pier & Exposition Authority, Illinois Revenue Bonds, (NPFGC Insured), Series 2002
0.000% due 06/15/2034 (c)	1,000	601
0.000% due 12/15/2037 (c)	2,000	977

Metropolitan Pier & Exposition Authority, Illinois Revenue Bonds, Series 2020
4.000% due 06/15/2050	7,260	5,967

Metropolitan Pier & Exposition Authority, Illinois Revenue Bonds, Series 2022
4.000% due 12/15/2047	765	639

Regional Transportation Authority, Illinois Revenue Bonds, (NPFGC Insured), Series 2003
5.750% due 06/01/2033	2,000	2,332

Sales Tax Securitization Corp., Illinois Revenue Notes, Series 2020
5.000% due 01/01/2029	1,500	1,624

		84,695

INDIANA 2.0%

Indiana Finance Authority Midwestern Disaster Relief Revenue Bonds, Series 2012
4.250% due 11/01/2030	2,750	2,659

Indiana Finance Authority Revenue Bonds, Series 2012
3.000% due 11/01/2030	7,500	6,647

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Indiana Finance Authority Revenue Bonds, Series 2019
7.000% due 03/01/2039	$9,700	$7,283

Indiana Finance Authority Revenue Bonds, Series 2022
4.500% due 12/15/2046	6,000	5,997

Whiting, Indiana Revenue Bonds, Series 2019
5.000% due 12/01/2044	2,000	2,049

		24,635

IOWA 2.2%

Cedar Rapids, Iowa Revenue Bonds, (AMBAC Insured), Series 2003
5.563% due 08/15/2032	3,800	3,781

Cedar Rapids, Iowa Revenue Bonds, (AMBAC Insured), Series 2005
6.738% due 08/15/2029	7,220	7,211

Iowa Finance Authority Midwestern Disaster Area Revenue Refunding Bonds, Series 2022
4.000% due 12/01/2050	6,230	5,973

Iowa Finance Authority Revenue Bonds, Series 2021
1.500% due 01/01/2042	4,500	4,398

Iowa Finance Authority Revenue Bonds, Series 2022
8.000% due 01/01/2042	5,640	5,311

		26,674

KENTUCKY 3.4%

Kentucky Economic Development Finance Authority Revenue Bonds, Series 2016
6.000% due 11/15/2036	685	594

Kentucky Economic Development Finance Authority Revenue Bonds, Series 2021
5.000% due 07/01/2050	4,000	3,155

Kentucky Economic Development Finance Authority Revenue Notes, Series 2021
4.250% due 07/01/2031	1,380	1,203

Kentucky Public Energy Authority Revenue Bonds, Series 2018
4.000% due 01/01/2049	5,500	5,461

Kentucky Public Energy Authority Revenue Bonds, Series 2022
4.000% due 08/01/2052	1,325	1,284
4.081% (SOFRRATE) due 08/01/2052 ~	5,400	5,093

Kentucky State Property & Building Commission Revenue Bonds, Series 2019
4.000% due 11/01/2034	1,250	1,287
4.000% due 11/01/2036	1,000	1,012

Louisville Regional Airport Authority, Kentucky Revenue Bonds, Series 1999
3.800% due 01/01/2029	15,500	15,500

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2022	35

Schedule of Investments PIMCO Flexible Municipal Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Owen County, Kentucky Revenue Bonds, Series 2019
2.450% due 06/01/2039	$2,000	$1,820

Scott County, Kentucky School District Finance Corp. Revenue Bonds, (BAM Insured), Series 2022
5.000% due 09/01/2041	5,000	5,451

		41,860

LOUISIANA 1.1%

Louisiana Local Government Environmental Facilities & Community Development Auth Revenue Bonds, Series 2021
2.500% due 04/01/2036	1,595	1,284

Louisiana Public Facilities Authority Revenue Bonds, Series 2017
0.000% due 10/01/2029 (d)	305	306

Parish of St James, Louisiana Revenue Bonds, Series 2010
6.350% due 10/01/2040	2,200	2,345

Parish of St James, Louisiana Revenue Bonds, Series 2011
5.850% due 08/01/2041	2,500	2,560

Parish of St John the Baptist, Louisiana Revenue Bonds, Series 2017
2.100% due 06/01/2037	2,750	2,665

Tangipahoa Parish Hospital Service District No 1, Louisiana Revenue Bonds, Series 2021
5.000% due 02/01/2034	4,000	4,239

		13,399

MAINE 0.1%

Maine Health & Higher Educational Facilities Authority Revenue Bonds, Series 2013
5.000% due 07/01/2043	1,000	1,009

		1,009

MARYLAND 0.5%

Maryland Department of Transportation State Revenue Bonds, Series 2019
4.000% due 10/01/2032	1,080	1,133

Maryland Economic Development Corp. Revenue Bonds, Series 2021
3.997% due 04/01/2034	1,230	973

Maryland Economic Development Corp. Tax Allocation Bonds, Series 2020
4.000% due 09/01/2050	2,500	1,958

Maryland Health & Higher Educational Facilities Authority Revenue Bonds, Series 2021
4.000% due 06/01/2036	200	191

Maryland State Transportation Authority Revenue Bonds, Series 2021
5.000% due 07/01/2046	2,100	2,267

		6,522

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MASSACHUSETTS 2.1%

Commonwealth of Massachusetts General Obligation Bonds, Series 2020
2.514% due 07/01/2041	$5,000	$3,609

Commonwealth of Massachusetts General Obligation Bonds, Series 2022
5.250% due 10/01/2047	7,000	7,781

Massachusetts Development Finance Agency Revenue Bonds, Series 2013
5.000% due 07/01/2044	5,215	5,225

Massachusetts Development Finance Agency Revenue Bonds, Series 2018
5.000% due 07/01/2048	6,500	6,608

Massachusetts Development Finance Agency Revenue Bonds, Series 2021
4.000% due 07/01/2046	1,000	888
5.000% due 07/01/2032	250	275

Massachusetts Development Finance Agency Revenue Notes, Series 2021
5.000% due 07/01/2030	150	166

Massachusetts School Building Authority Revenue Bonds, Series 2019
5.000% due 02/15/2044	1,500	1,598

		26,150

MICHIGAN 1.8%

Detroit, Michigan General Obligation Bonds, Series 2014
4.000% due 04/01/2044	9,000	6,479

Detroit, Michigan General Obligation Notes, Series 2021
2.189% due 04/01/2024	400	384

Detroit, Michigan Sewage Disposal System Revenue Bonds, (AGM Insured), Series 2006
3.108% (US0003M) due 07/01/2032 ~	2,930	2,867

Great Lakes Water Authority Sewage Disposal System, Michigan Revenue Bonds, Series 2020
2.365% due 07/01/2032	2,000	1,586

Michigan Finance Authority Revenue Bonds, Series 2020
0.000% due 06/01/2045 (c)	5,000	1,083
0.000% due 06/01/2065 (c)	30,650	2,668
5.000% due 06/01/2040	4,895	4,955

Michigan Finance Authority Revenue Bonds, Series 2021
5.000% due 05/01/2046	1,100	915

Michigan Tobacco Settlement Finance Authority Revenue Bonds, Series 2008
0.000% due 06/01/2046 (c)	12,000	1,363

		22,300

36	PIMCO MUNICIPAL INTERVAL FUNDS	See Accompanying Notes

December 31, 2022

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MINNESOTA 0.3%

Minneapolis-St Paul Metropolitan Airports Commission, Minnesota Revenue Bonds, Series 2022
5.000% due 01/01/2034	$1,000	$1,086
5.000% due 01/01/2036	1,900	2,031

		3,117

MISSOURI 0.3%

Cape Girardeau County, Missouri Industrial Development Authority Revenue Bonds, Series 2021
4.000% due 03/01/2046	1,400	1,178

Health & Educational Facilities Authority of the State of Missouri Revenue Bonds, Series 2019
4.000% due 02/15/2044	2,200	2,064

Kansas City Industrial Development Authority, Missouri Revenue Bonds, Series 2020
4.000% due 03/01/2039	1,000	935

		4,177

NEVADA 0.5%

Las Vegas, Nevada Revenue Bonds, Series 2016
4.375% due 06/15/2035	2,600	2,309

Reno, Nevada Revenue Bonds, Series 2018
0.000% due 07/01/2058 (c)	32,500	3,832

		6,141

NEW HAMPSHIRE 0.2%

New Hampshire Business Finance Authority Revenue Bonds, Series 2018
4.035% (MUNIPSA) due 10/01/2033 ~	1,000	970

New Hampshire Business Finance Authority Revenue Notes, Series 2019
2.150% due 09/01/2025	1,000	964

New Hampshire Health and Education Facilities Authority Act Revenue Notes, Series 2017
4.125% due 07/01/2024 ^(a)	864	190

		2,124

NEW JERSEY 2.8%

Atlantic City, New Jersey General Obligation Bonds, Series 2015
6.375% due 03/01/2030	955	982

New Jersey Economic Development Authority Revenue Bonds, Series 2021
4.000% due 06/15/2040	1,000	914

New Jersey Economic Development Authority Revenue Bonds, Series 2022
5.000% due 11/01/2036	2,500	2,687

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

New Jersey Economic Development Authority Revenue Notes, Series 2017
5.000% due 06/15/2027	$1,450	$1,552

New Jersey Economic Development Authority Revenue Notes, Series 2019
5.250% due 04/01/2028 (g)	6,000	6,506

New Jersey Economic Development Authority Special Assessment Bonds, Series 2002
5.750% due 04/01/2031	5,000	4,974

New Jersey Transportation Trust Fund Authority Revenue Bonds, (NPFGC Insured), Series 2006
0.000% due 12/15/2031 (c)	6,165	4,296

New Jersey Transportation Trust Fund Authority Revenue Bonds, Series 2010
0.000% due 12/15/2032 (c)	2,000	1,317

New Jersey Transportation Trust Fund Authority Revenue Bonds, Series 2018
4.000% due 12/15/2031	3,000	3,051

New Jersey Transportation Trust Fund Authority Revenue Bonds, Series 2020
4.000% due 06/15/2036	2,000	1,949
4.000% due 06/15/2038	1,000	937

Tobacco Settlement Financing Corp., New Jersey Revenue Bonds, Series 2018
5.000% due 06/01/2046	900	861

Union County, New Jersey Improvement Authority Revenue Bonds, Series 2021
8.500% due 06/01/2041	5,000	4,024

		34,050

NEW YORK 14.1%

Build NYC Resource Corp., New York Revenue Bonds, Series 2018
5.625% due 12/01/2050	7,135	6,718

Build NYC Resource Corp., New York Revenue Bonds, Series 2022
5.750% due 06/01/2042	1,000	1,014

Build NYC Resource Corp., New York Revenue Notes, Series 2022
5.000% due 06/01/2032	200	200

Dutchess County, New York Local Development Corp. Revenue Bonds, Series 2020
5.000% due 07/01/2040	500	482

Huntington Local Development Corp., New York Revenue Notes, Series 2021
3.000% due 07/01/2025	1,175	1,131

Long Island Power Authority, New York Revenue Bonds, Series 2021
1.500% due 09/01/2051	2,560	2,379

Metropolitan Transportation Authority, New York Revenue Notes, Series 2020
5.000% due 02/01/2023	1,030	1,031

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2022	37

Schedule of Investments PIMCO Flexible Municipal Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Monroe County Industrial Development Corp., New York Revenue Bonds, Series 2020
5.000% due 12/01/2034	$1,160	$1,232

New York City Housing Development Corp. Revenue Bonds, Series 2014
4.500% due 02/15/2048	1,000	981

New York City Industrial Development Agency Revenue Bonds, (FGIC Insured), Series 2006
8.625% due 03/01/2026	3,000	3,072

New York City Industrial Development Agency, New York Revenue Notes, (AGM Insured), Series 2020
5.000% due 03/01/2029	1,750	1,934

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2010
3.400% due 08/01/2039	5,000	5,000

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2019
3.400% due 11/01/2044	8,425	8,425
4.000% due 11/01/2040	5,000	4,835
4.000% due 05/01/2041	2,270	2,175

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2020
4.000% due 11/01/2040	5,000	4,835
4.000% due 05/01/2047	5,000	4,616

New York City Water & Sewer System, New York Revenue Bonds, Series 2013
3.650% due 06/15/2050	12,900	12,900

New York City, New York General Obligation Bonds, Series 2022
5.250% due 10/01/2042	4,080	4,543

New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, Series 2021
4.000% due 08/01/2039	1,000	973

New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, Series 2022
5.500% due 11/01/2045	7,000	7,882

New York City, New York Water & Sewer System Revenue Bonds, Series 2010
3.630% due 06/15/2043	7,100	7,100

New York County, New York Tobacco Trust Revenue Bonds, Series 2005
0.000% due 06/01/2055 (c)	26,000	1,841
0.000% due 06/01/2060 (c)	90,000	3,063

New York Liberty Development Corp. Revenue Bonds, Series 2014
5.000% due 11/15/2044	12,000	10,929

New York State Dormitory Authority Memorial Sloan-Kettering Cancer Revenue Bonds, Series 2022
4.000% due 07/01/2051	10,000	9,358

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

New York State Dormitory Authority Revenue Bonds, Series 2020
4.000% due 03/15/2034	$2,420	$2,492
4.000% due 02/15/2047	6,435	6,024

New York State Dormitory Authority Revenue Bonds, Series 2021
4.000% due 03/15/2040	5,000	4,863

New York State Thruway Authority New York State Personal Income Tax Revenue Bonds, Series 2021
5.000% due 03/15/2033	9,810	11,304

New York State Thruway Authority Revenue Bonds, Series 2019
2.900% due 01/01/2035	2,000	1,644

New York Transportation Development Corp. Revenue Bonds, Series 2018
5.000% due 01/01/2034	1,100	1,109
5.000% due 01/01/2036	500	497

New York Transportation Development Corp. Revenue Bonds, Series 2020
5.250% due 08/01/2031	2,595	2,608

New York Transportation Development Corp. Revenue Notes, Series 2018
5.000% due 01/01/2025	2,000	2,019

New York Transportation Development Corp. Revenue Notes, Series 2020
4.000% due 10/01/2030	10,000	9,676

Port Authority of New York & New Jersey Revenue Bonds, Series 2022
5.500% due 08/01/2052	2,000	2,155

Suffolk County, New York Economic Development Corp. Revenue Bonds, Series 2021
4.625% due 11/01/2031	1,250	1,052

Suffolk Tobacco Asset Securitization Corp., New York Revenue Bonds, Series 2021
0.000% due 06/01/2066 (c)	62,170	6,446

Syracuse Industrial Development Agency, New York Revenue Bonds, (SGI Insured), Series 2007
5.693% due 01/01/2028	8,275	7,924

Triborough Bridge & Tunnel Authority, New York Revenue Bonds, Series 2020
5.000% due 11/15/2054	1,500	1,579

TSASC, Inc., New York Revenue Bonds, Series 2016
5.000% due 06/01/2045	1,250	1,124

Yonkers Economic Development Corp., New York Revenue Bonds, Series 2019
5.000% due 10/15/2054	930	810

		171,975

NORTH CAROLINA 0.7%

Charlotte-Mecklenburg Hospital Authority, North Carolina Revenue Bonds, Series 2007
3.600% due 01/15/2037	5,000	5,000

38	PIMCO MUNICIPAL INTERVAL FUNDS	See Accompanying Notes

December 31, 2022

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Charlotte-Mecklenburg Hospital Authority, North Carolina Revenue Bonds, Series 2021
5.000% due 01/15/2049	$3,400	$3,901

		8,901

NORTH DAKOTA 0.1%

Grand Forks County, North Dakota Revenue Bonds, Series 2021
6.625% due 12/15/2031 ^(a)	1,500	825
7.000% due 12/15/2043 ^(a)	1,000	550

		1,375

OHIO 6.4%

Adams County, Ohio Revenue Bonds, Series 2019
6.900% due 10/01/2049	2,470	2,498

Allen County, Ohio Hospital Facilities Revenue Bonds, Series 2010
3.280% due 06/01/2034	10,000	10,000

Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2020
0.000% due 06/01/2057 (c)	18,265	2,097
5.000% due 06/01/2055	1,645	1,430

Cleveland-Cuyahoga County, Ohio Port Authority Tax Allocation Bonds, Series 2021
4.000% due 12/01/2055	985	766

Franklin County, Ohio Convention Facilities Authority Revenue Bonds, Series 2019
5.000% due 12/01/2044	1,000	993

Franklin County, Ohio Revenue Bonds, Series 2019
4.000% due 12/01/2044	1,575	1,460

Geisinger Authority, Ohio Revenue Bonds, Series 2017
4.000% due 02/15/2047	13,000	11,811

Kent State University, Ohio Revenue Bonds, Series 2022
5.000% due 05/01/2034	1,425	1,618

Montgomery County, Ohio Revenue Bonds, Series 2018
6.250% due 04/01/2049 ^(a)	3,185	1,115

Ohio Air Quality Development Authority Dayton Power And Light Company Project Revenue Bonds, Series 2015
4.250% due 11/01/2040	2,000	1,997

Ohio Air Quality Development Authority Duke Energy Corporation Project Revenue Bonds, Series 2022
4.250% due 11/01/2039	9,000	8,986

Ohio Air Quality Development Authority Revenue Bonds, Series 2005
2.100% due 04/01/2028	1,000	961

Ohio Air Quality Development Authority Revenue Bonds, Series 2014
2.400% due 12/01/2038	1,000	884

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Ohio Air Quality Development Authority Revenue Bonds, Series 2019
5.000% due 07/01/2049	$3,850	$3,431

Ohio Higher Educational Facility Commission Revenue Bonds, Series 2008
3.370% due 01/01/2043	17,550	17,550

Ohio State Revenue Bonds, Series 2020
5.000% due 11/15/2032	1,040	1,112
5.000% due 11/15/2034	1,720	1,825

Southern Ohio Port Authority Revenue Bonds, Series 2020
7.000% due 12/01/2042	2,700	1,861

Southern Ohio Port Authority Revenue Notes, Series 2020
6.250% due 12/01/2025	1,500	1,331
6.500% due 12/01/2030	1,500	1,129

State of Ohio Cleveland Clinic Health System Obligated Group, Series 2021
5.000% due 01/01/2034	2,425	2,798

		77,653

OKLAHOMA 0.5%

Oklahoma Development Finance Authority Revenue Bonds, Series 2019
4.000% due 08/01/2036	1,230	1,092

Oklahoma Development Finance Authority Revenue Bonds, Series 2021
8.000% due 12/01/2041	6,000	4,692

		5,784

OREGON 1.0%

Clackamas County, Oregon Hospital Facility Authority Revenue Bonds, Series 2018
5.000% due 05/15/2052	355	290

Clackamas County, Oregon Hospital Facility Authority Revenue Bonds, Series 2020
5.375% due 11/15/2055	750	661

Oregon Department of Transportation State Revenue Notes, Series 2020
1.084% due 11/15/2027	9,500	8,043

Oregon State Business Development Commission Revenue Bonds, Series 2017
6.500% due 04/01/2031 ^(a)	3,900	285

Oregon State Business Development Commission Revenue Bonds, Series 2018
6.500% due 04/01/2031 ^(a)	8,500	620

Oregon State Business Development Commission Revenue Bonds, Series 2020
9.000% due 04/01/2037 ^(a)	5,230	382

Salem-Keizer School District No 24J, Oregon General Obligation Bonds, Series 2020
5.000% due 06/15/2033	2,200	2,504

		12,785

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2022	39

Schedule of Investments PIMCO Flexible Municipal Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
PENNSYLVANIA 5.3%

Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania Revenue Bonds, Series 2022
5.250% due 05/01/2042	$6,000	$5,781

Blythe Township Solid Waste Authority, Pennsylvania Revenue Bonds, Series 2017
7.750% due 12/01/2037	1,875	2,192

Commonwealth of Pennsylvania General Obligation Bonds, Series 2016
4.000% due 09/15/2034	3,500	3,555

Geisinger Authority, Pennsylvania Revenue Bonds, Series 2020
4.000% due 04/01/2050	2,000	1,797

General Authority of Southcentral Pennsylvania Revenue Bonds, Series 2019
3.630% due 06/01/2035	12,585	12,585

Lehigh County, Pennsylvania Revenue Bonds, Series 2019
4.760% (MUNIPSA) due 08/15/2038 ~(g)	2,960	2,923

Luzerne County, Pennsylvania Industrial Development Authority Revenue Bonds, Series 2019
2.450% due 12/01/2039	2,000	1,804

Mercer County, Pennsylvania Industrial Development Authority Revenue Bonds, Series 2020
6.125% due 10/01/2050	2,120	1,614

Pennsylvania Economic Development Financing Authority Revenue Bonds, (AGM Insured), Series 2022
5.750% due 12/31/2062	2,000	2,098

Pennsylvania Economic Development Financing Authority Revenue Bonds, Series 2009
6.400% due 12/01/2038 ^(a)	450	225

Pennsylvania Economic Development Financing Authority Revenue Bonds, Series 2015
5.000% due 12/31/2030	6,695	6,841
5.000% due 12/31/2038	1,150	1,151

Pennsylvania Economic Development Financing Authority Revenue Bonds, Series 2019
3.000% due 04/01/2039	3,000	2,512

Pennsylvania Economic Development Financing Authority Revenue Bonds, Series 2021
9.000% due 04/01/2051	5,000	5,674

Pennsylvania Economic Development Financing Authority Revenue Bonds, Series 2022
5.500% due 06/30/2040	5,000	5,223

Pennsylvania Turnpike Commission Revenue Bonds, Series 2021
4.000% due 12/01/2040	1,400	1,373

Philadelphia Authority for Industrial Development, Pennsylvania Revenue Bonds, Series 2017
5.500% due 12/01/2058	2,500	2,213

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Southeastern Pennsylvania Transportation Authority Revenue Bonds, Series 2022
5.250% due 06/01/2043	$5,000	$5,549

		65,110

PUERTO RICO 9.7%

Children’s Trust Fund, Puerto Rico Revenue Bonds, Series 2008
0.000% due 05/15/2057 (c)	87,500	5,785

Commonwealth of Puerto Rico Bonds, Series 2022
0.000% due 11/01/2043 (c)	30,966	13,586
0.000% due 11/01/2051 (c)	55,124	20,519
0.000% due 11/01/2051 (c)	3,392	445

Commonwealth of Puerto Rico General Obligation Bonds, Series 2021
4.000% due 07/01/2041	16,500	12,966

Commonwealth of Puerto Rico General Obligation Notes, Series 2021
0.000% due 07/01/2024 (c)	1,024	950
5.625% due 07/01/2027	2,758	2,814

GDB Debt Recovery Authority of Puerto Rico Revenue Bonds, Series 2018
7.500% due 08/20/2040 ^	14,724	12,331

Puerto Rico Electric Power Authority Revenue Bonds, Series 2010
5.250% due 07/01/2023 ^(a)	3,540	2,602
5.250% due 07/01/2030 ^(a)	300	221

Puerto Rico Highway & Transportation Authority Revenue Bonds, Series 2022
0.000% due 07/01/2032 (c)	1,422	846
0.000% due 07/01/2053 (d)	9,078	5,038
5.000% due 07/01/2062	2,189	2,022

Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Bonds, Series 2018
0.000% due 07/01/2046 (c)	63,410	15,703
0.000% due 07/01/2051 (c)	77,839	14,110

Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Bonds, Series 2019
4.550% due 07/01/2040	4,493	4,133
4.784% due 07/01/2058	4,490	3,907

		117,978

RHODE ISLAND 0.7%

Tobacco Settlement Financing Corp, Rhode Island Revenue Bonds, Series 2015
4.500% due 06/01/2045	4,000	3,928

Tobacco Settlement Financing Corp., Rhode Island Revenue Bonds, Series 2007
0.000% due 06/01/2052 (c)	1,700	275

Tobacco Settlement Financing Corp., Rhode Island Revenue Bonds, Series 2015
5.000% due 06/01/2040	4,500	4,528

		8,731

40	PIMCO MUNICIPAL INTERVAL FUNDS	See Accompanying Notes

December 31, 2022

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOUTH CAROLINA 0.5%

Piedmont Municipal Power Agency, South Carolina Revenue Notes, Series 2021
4.000% due 01/01/2031	$1,500	$1,544

South Carolina Jobs-Economic Development Authority Revenue Bonds, Series 2020
5.000% due 12/01/2046	2,000	2,092

South Carolina Jobs-Economic Development Authority Revenue Bonds, Series 2021
6.500% due 06/01/2051	500	357

South Carolina Jobs-Economic Development Authority Revenue Notes, Series 2021
8.750% due 07/01/2025	700	729

South Carolina Public Service Authority Revenue Bonds, Series 2013
5.784% due 12/01/2041	1,000	976

		5,698

TENNESSEE 2.2%

Franklin Health & Educational Facilities Board, Tennessee Revenue Notes, Series 2017
6.500% due 06/01/2027 ^(a)	2,620	707

Memphis-Shelby County, Tennessee Industrial Development Board Tax Allocation Bonds, Series 2017
5.500% due 07/01/2037	1,420	1,042
5.625% due 01/01/2046	1,900	1,202

Metropolitan Government of Nashville & Davidson County, Tennessee Industrial Development Board Special Assessment Bonds, Series 2021
0.000% due 06/01/2043 (c)	2,000	611

Shelby County, Tennessee Health Educational & Housing Facilities Board Revenue Bonds, Series 2019
5.750% due 10/01/2059	2,250	1,921

Tennergy Corp, Tennessee Revenue Bonds, Series 2022
5.500% due 10/01/2053	5,750	6,087

Tennergy Corp., Tennessee Revenue Bonds, Series 2021
4.000% due 12/01/2051	10,185	9,959

Tennessee Energy Acquisition Corp. Revenue Bonds, Series 2021
5.000% due 05/01/2052	5,000	5,179

		26,708

TEXAS 6.1%

Angelina & Neches River Authority, Texas Revenue Bonds, Series 2021
7.500% due 12/01/2045	2,675	1,759
12.000% due 12/01/2045	9,000	7,780

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Austin, Texas Airport System Revenue Bonds, Series 2022
5.000% due 11/15/2030	$1,750	$1,902

Brazoria County, Texas Industrial Development Corp. Revenue Bonds, Series 2019
7.000% due 03/01/2039	1,000	921
9.000% due 03/01/2039	2,545	2,683

Brazoria County, Texas Industrial Development Corp. Revenue Bonds, Series 2022
10.000% due 06/01/2042	3,000	2,940

Calhoun County, Texas Navigation Industrial Development Authority Revenue Notes, Series 2021
3.625% due 07/01/2026	2,250	2,025
6.500% due 07/01/2026	2,750	2,568

Central Texas Regional Mobility Authority Revenue Bonds, Series 2021
4.000% due 01/01/2036	2,000	1,978

Central Texas Turnpike System Revenue Bonds, Series 2015
0.000% due 08/15/2037 (c)	10,000	5,107
5.000% due 08/15/2042	1,000	984

City of Corpus Christi, Texas Utility System Revenue Bonds, Series 2022
5.000% due 07/15/2052	5,000	5,399

Dallas Fort Worth International Airport, Texas Revenue Bonds, Series 2014
5.250% due 11/01/2026	1,000	1,014

Dallas Housing Finance Corp., Texas Revenue Bonds, Series 2022
6.000% due 12/01/2062	3,000	2,969

Fort Bend Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2022
3.000% due 08/01/2052	6,050	6,030

Grand Parkway Transportation Corp., Texas Revenue Bonds, Series 2020
4.000% due 10/01/2049	3,000	2,662

Matagorda County, Texas Navigation District No 1 Revenue Bonds, Series 2001
2.600% due 11/01/2029	4,260	3,793

New Hope Cultural Education Facilities Finance Corp., Texas Revenue Bonds, Series 2016
4.000% due 07/01/2036 ^(a)	2,065	1,445
5.000% due 07/01/2046 ^(a)	2,750	1,925
5.000% due 07/01/2046	3,000	1,650

New Hope Cultural Education Facilities Finance Corp., Texas Revenue Bonds, Series 2017
5.000% due 07/01/2047 ^(a)	1,500	1,020

New Hope Cultural Education Facilities Finance Corp., Texas Revenue Bonds, Series 2019
4.000% due 12/01/2054	450	299
5.000% due 12/01/2054	250	214

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2022	41

Schedule of Investments PIMCO Flexible Municipal Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

New Hope Cultural Education Facilities Finance Corp., Texas Revenue Bonds, Series 2021
5.500% due 01/01/2057	$3,000	$2,170

New Hope Cultural Education Facilities Finance Corp., Texas Revenue Notes, Series 2016
4.000% due 07/01/2023	50	28
4.000% due 07/01/2024	40	22

Northside Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2019
1.600% due 08/01/2049	250	242

San Antonio, Texas Electric & Gas Systems Revenue Bonds, Series 2015
1.125% due 12/01/2045	4,000	3,515

San Antonio, Texas Electric & Gas Systems Revenue Bonds, Series 2022
2.000% due 02/01/2049	1,500	1,408

Texas Municipal Gas Acquisition & Supply Corp. Revenue Bonds, Series 2006
4.645% (US0003M) due 12/15/2026 ~	3,000	2,925

Texas Private Activity Bond Surface Transportation Corp. Revenue Bonds, Series 2019
5.000% due 12/31/2033	3,000	3,153

Texas Water Development Board Revenue Bonds, Series 2022
5.000% due 10/15/2057	1,750	1,887

		74,417

U.S. VIRGIN ISLANDS 1.5%

Matching Fund Special Purpose Securitization Corp., U.S. Virgin Islands Revenue Bonds, Series 2022
5.000% due 10/01/2032	1,540	1,598
5.000% due 10/01/2039	10,565	10,596

Matching Fund Special Purpose Securitization Corp., U.S. Virgin Islands Revenue Notes, Series 2022
5.000% due 10/01/2028	6,500	6,734

		18,928

UTAH 0.6%

Military Installation Development Authority, Utah Revenue Bonds, Series 2021
4.000% due 06/01/2052	6,500	4,771

UIPA Crossroads Public Infrastructure District, Utah Tax Allocation Bonds, Series 2021
4.375% due 06/01/2052	2,500	2,077

		6,848

VIRGINIA 2.8%

Carilion Clinic Obligated Group, Virginia Revenue Bonds, Series 2020
4.000% due 07/01/2051	5,725	5,349

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Farms New Kent Community Development Authority, Virginia Special Assessment Bonds, Series 2021
3.750% due 03/01/2036	$7,710	$7,075

Lynchburg Economic Development Authority, Virginia Revenue Bonds, Series 2021
4.000% due 01/01/2038	1,100	1,058
4.000% due 01/01/2041	455	420

Virginia Commonwealth Transportation Board Revenue Bonds, Series 2022
4.000% due 05/15/2036	7,000	7,296

Virginia Small Business Financing Authority Revenue Bonds, Series 2017
5.000% due 12/31/2052	440	417

Virginia Small Business Financing Authority Revenue Bonds, Series 2019
0.000% due 07/01/2061 (c)	29,035	1,402
5.000% due 07/01/2034	8,015	7,573
7.500% due 07/01/2052	3,500	3,299

		33,889

WASHINGTON 1.0%

Washington Health Care Facilities Authority Revenue Bonds, Series 2021
4.000% due 10/01/2042	6,530	6,706

Washington State Convention Center Public Facilities District Revenue Notes, Series 2021
4.000% due 07/01/2031	5,850	5,362

		12,068

WEST VIRGINIA 0.8%

Monongalia County, West Virginia Commission Excise Tax District Revenue Bonds, Series 2021
4.875% due 06/01/2043	1,000	866

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
0.000% due 06/01/2047 (c)	70,100	5,220

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2020
4.875% due 06/01/2049	5,000	4,277

		10,363

WISCONSIN 3.2%

Public Finance Authority, Wisconsin Revenue Bonds, Series 2017
6.750% due 08/01/2031	7,000	4,220
7.000% due 01/01/2050	1,000	1,088

Public Finance Authority, Wisconsin Revenue Bonds, Series 2018
6.375% due 01/01/2048	2,000	1,230

Public Finance Authority, Wisconsin Revenue Bonds, Series 2019
5.875% due 10/01/2054	1,500	1,251

42	PIMCO MUNICIPAL INTERVAL FUNDS	See Accompanying Notes

December 31, 2022

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Public Finance Authority, Wisconsin Revenue Bonds, Series 2020
5.000% due 01/01/2055	$1,000	$737
5.250% due 03/01/2045	1,500	1,341

Public Finance Authority, Wisconsin Revenue Bonds, Series 2021
0.000% due 01/01/2061 (c)	4,705	205
4.000% due 09/30/2051	985	770
4.000% due 03/31/2056	4,000	3,022
4.500% due 06/01/2056	3,500	2,545
5.000% due 07/01/2037	500	520
5.000% due 07/01/2039	500	515
5.000% due 07/01/2041	500	512
5.250% due 07/01/2061	1,450	1,085
5.625% due 06/01/2050	2,015	1,575
6.500% due 09/01/2036	3,375	3,026
6.500% due 06/01/2045	1,850	1,412

Wisconsin Center District Revenue Bonds, (AGM Insured), Series 2020
0.000% due 12/15/2033 (c)	2,755	1,765
0.000% due 12/15/2045 (c)	17,000	5,487

Wisconsin Health & Educational Facilities Authority Revenue Bonds, Series 2016
4.000% due 11/15/2046	4,000	3,675

Wisconsin Health & Educational Facilities Authority Revenue Bonds, Series 2021
4.000% due 08/15/2046	4,000	3,580

		39,561

Total Municipal Bonds & Notes (Cost $1,485,129)		1,409,331

U.S. GOVERNMENT AGENCIES 0.1%

Freddie Mac
3.125% due 09/25/2036	2,000	1,744

Total U.S. Government Agencies (Cost $1,750)		1,744

	SHARES
MUTUAL FUNDS 1.9%

BlackRock MuniHoldings California Quality Fund, Inc.	420,229	4,513

BlackRock MuniHoldings Fund, Inc.	167,840	2,038

BlackRock MuniVest Fund, Inc.	400,900	2,810

BlackRock MuniYield Quality Fund III, Inc.	198,534	2,226

BlackRock New York Municipal Income Trust	40,759	410

Nuveen California Quality Municipal Income Fund	401,979	4,450

	SHARES	MARKET VALUE (000S)

Nuveen Municipal Credit Income Fund	299,280	$3,615

Nuveen Quality Municipal Income Fund	300,646	3,548

Total Mutual Funds (Cost $30,061)		23,610

PREFERRED SECURITIES 2.8%

BANKING & FINANCE 2.8%

American Express Co.
3.550% due 09/15/2026 •(e)	7,250,000	5,969

Charles Schwab Corp.
4.000% due 12/01/2030 •(e)	2,400,000	1,913

Citigroup, Inc.
5.000% due 09/12/2024 •(e)	1,000,000	894

JPMorgan Chase & Co.
3.650% due 06/01/2026 •(e)	9,750,000	8,312
5.000% due 08/01/2024 •(e)	800,000	737

PNC Financial Services Group, Inc.
3.400% due 09/15/2026 •(e)	9,250,000	7,336

SVB Financial Group
4.100% due 02/15/2031 •(e)	3,050,000	1,776

Truist Financial Corp.
5.100% due 03/01/2030 •(e)	3,200,000	2,979

U.S. Bancorp
3.700% due 01/15/2027 •(e)	5,000,000	4,118

		34,034

INDUSTRIALS 0.0%

General Electric Co.
8.099% (US0003M +3.330%) due 03/15/2023 ~(e)	600,000	595

Total Preferred Securities (Cost $37,081)		34,629

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 6.0%

U.S. TREASURY BILLS 6.0%
4.395% due 03/30/2023 (b)(c)	$73,500	72,748

Total Short-Term Instruments (Cost $72,747)		72,748

Total Investments in Securities (Cost $1,691,644)		1,600,825

Total Investments 130.9% (Cost $1,691,644)		$1,600,825

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2022	43

Schedule of Investments PIMCO Flexible Municipal Income Fund (Cont.)

MARKET VALUE (000S)

Remarketable Variable Rate MuniFund Term Preferred Shares, at liquidation value (32.6)%	$(399,043)

Financial Derivative Instruments (h) 0.0% (Cost or Premiums, net $0)	186

Other Assets and Liabilities, net 1.7%	20,611

Net Assets Applicable to Common Shareholders 100.0%	$1,222,579

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

^	Security is in default.

«	Security valued using significant unobservable inputs (Level 3).

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

(a)	Security is not accruing income as of the date of this report.

(b)	Coupon represents a weighted average yield to maturity.

(c)	Zero coupon security.

(d)	Security becomes interest bearing at a future date.

(e)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(f)	Contingent convertible security.

(g)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets Applicable to Common Shareholders
California Municipal Finance Authority Revenue Bonds, Series 2021	4.000%	09/01/2050	11/22/2022	$1,601	$1,597	0.13%
Lehigh County, Pennsylvania Revenue Bonds, Series 2019	4.760	08/15/2038	09/14/2021	3,030	2,923	0.24
New Jersey Economic Development Authority Revenue Notes, Series 2019	5.250	04/01/2028	11/04/2022	6,293	6,506	0.53

				$10,924	$11,026	0.90%

44	PIMCO MUNICIPAL INTERVAL FUNDS	See Accompanying Notes

December 31, 2022

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 10-Year Note March Futures	03/2023	886	$(99,495)	$315	$125	$0
U.S. Treasury Long-Term Bond March Futures	03/2023	85	(10,654)	233	13	0
U.S. Treasury Ultra Long-Term Bond March Futures	03/2023	96	(12,894)	227	48	0

Total Futures Contracts				$775	$186	$0

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$186	$0	$186	$0	$0	$0	$0

Cash of $3,466 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2022. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$186	$186

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2022	45

Schedule of Investments PIMCO Flexible Municipal Income Fund (Cont.)

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended December 31, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$17,724	$17,724

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$785	$785

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2022 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2022
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$11,722	$19,488	$31,210
Industrials	0	23,061	4,492	27,553
Municipal Bonds & Notes
Alabama	0	29,914	0	29,914
Alaska	0	9,030	0	9,030
Arizona	0	22,640	0	22,640
Arkansas	0	3,262	0	3,262
California	0	174,240	0	174,240
Colorado	0	43,207	0	43,207
Connecticut	0	38,611	0	38,611
Delaware	0	30,053	0	30,053
Florida	0	25,730	0	25,730
Georgia	0	31,963	0	31,963
Guam	0	1,460	0	1,460
Idaho	0	3,596	0	3,596
Illinois	0	84,695	0	84,695
Indiana	0	24,635	0	24,635
Iowa	0	26,674	0	26,674
Kentucky	0	41,860	0	41,860
Louisiana	0	13,399	0	13,399
Maine	0	1,009	0	1,009
Maryland	0	6,522	0	6,522
Massachusetts	0	26,150	0	26,150
Michigan	0	22,300	0	22,300
Minnesota	0	3,117	0	3,117
Missouri	0	4,177	0	4,177
Nevada	0	6,141	0	6,141
New Hampshire	0	2,124	0	2,124
New Jersey	0	34,050	0	34,050
New York	0	171,975	0	171,975
North Carolina	0	8,901	0	8,901
North Dakota	0	1,375	0	1,375
Ohio	0	77,653	0	77,653
Oklahoma	0	5,784	0	5,784
Oregon	0	12,785	0	12,785
Pennsylvania	0	65,110	0	65,110

46	PIMCO MUNICIPAL INTERVAL FUNDS	See Accompanying Notes

December 31, 2022

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2022
Puerto Rico	$0	$117,978	$0	$117,978
Rhode Island	0	8,731	0	8,731
South Carolina	0	5,698	0	5,698
Tennessee	0	26,708	0	26,708
Texas	0	74,417	0	74,417
U.S. Virgin Islands	0	18,928	0	18,928
Utah	0	6,848	0	6,848
Virginia	0	33,889	0	33,889
Washington	0	12,068	0	12,068
West Virginia	0	10,363	0	10,363
Wisconsin	0	39,561	0	39,561
U.S. Government Agencies	0	1,744	0	1,744
Mutual Funds	23,610	0	0	23,610
Preferred Securities
Banking & Finance	0	34,034	0	34,034
Industrials	0	595	0	595
Short-Term Instruments
U.S. Treasury Bills	0	72,748	0	72,748
Total Investments	$23,610	$1,553,235	$23,980	$1,600,825

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$186	$0	$186
Total Financial Derivative Instruments	$0	$186	$0	$186
Totals	$23,610	$1,553,421	$23,980	$1,601,011

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended December 31, 2022:

Category and Subcategory	Beginning Balance at 12/31/2021	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2022	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2022(1)
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$1,966	$18,266	$(307)	$4	$7	$(448)	$0	$0	$19,488	$(446)
Industrials	0	0	0	0	0	0	4,492	0	4,492	0

Totals	$1,966	$18,266	$(307)	$4	$7	$(448)	$4,492	$0	$23,980	$(446)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 12/31/2022	Valuation Technique	Unobservable Inputs	(% Unless Noted Otherwise)
				Input Value(s)	Weighted Average
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$19,488	Discounted Cash Flow	Discount Rate	10.210-12.600	11.737
Industrials	4,492	Proxy Pricing	Base Price	86.000	—

Total	$23,980

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at December 31, 2022 may be due to an investment no longer held or categorized as Level 3 at period end.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2022	47

Notes to Financial Statements

1. ORGANIZATION

PIMCO California Flexible Municipal Income Fund and PIMCO Flexible Municipal Income Fund (each a “Fund” and collectively the “Funds”) are each organized as closed-end management investment companies registered under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder (the “Act”). PIMCO Flexible Municipal Income Fund and PIMCO California Flexible Municipal Income Fund were each organized as Massachusetts business trusts on the dates shown in the table below. PIMCO Flexible Municipal Income Fund commenced operations on March 15, 2019, and PIMCO California Flexible Municipal Income Fund commenced operations on June 27, 2022. Each Fund is a closed-end management investment company that continuously offers its common shares of beneficial interest (“Common Shares”) and is operated as an “interval fund.” PIMCO Flexible Municipal Income Fund currently offers four classes of Common Shares: Institutional Class, Class A-1, Class A-2 and Class A-3. Institutional Class, Class A-1 and Class A-3 Common Shares are sold at their offering price, which is net asset value (“NAV”) per share. Class A-2 Shares are sold at a public offering price equal to their NAV plus an initial sales charge that varies depending on the size of the purchase, unless such purchase of Class A-2 Shares is eligible for a waiver of the initial sales charge. Institutional Class Shares are offered for investment to investors such as pension and profit sharing plans, employee benefit trusts, endowments, foundations, corporations and individuals that can meet the minimum investment amount. Class A-1, Class A-2 and Class A-3 Shares are primarily offered and sold to retail investors by broker-dealers which are members of the Financial Industry Regulatory Authority (“FINRA”) and which have agreements with the Distributor (as defined below), but may be available through other financial firms, including banks and trust companies and to specified benefit plans and other retirement accounts. PIMCO California Flexible Municipal Income Fund has five classes of Common Shares: Institutional Class, Class A-1, Class A-2, Class A-3 and Class A-4. PIMCO California Flexible Municipal Income Fund currently offers Institutional Class Common Shares only. PIMCO California Flexible Municipal Income Fund is not offering Class A-1, Class A-2, Class A-3, or Class A-4 Common Shares for sale at this time. Pacific Investment Management Company LLC (“PIMCO” or the “Manager”) serves as each Fund’s investment manager.

Fund Name	Formation Date

PIMCO California Flexible Municipal Income Fund	February 8, 2022

PIMCO Flexible Municipal Income Fund	November 20, 2017

Hereinafter, the Board of Trustees of the Funds shall be collectively referred to as the “Board.”

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Funds is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

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(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as each Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Multi-Class Operations  Each class offered by each Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include initial sales load, supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share NAV of a class of the respective Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(c) Distributions — Common Shares  The following table shows the anticipated frequency of distributions from net investment income to common shareholders.

Distribution Frequency

Fund Name	Declared	Distributed

PIMCO California Flexible Municipal Income Fund	Daily	Monthly

PIMCO Flexible Municipal Income Fund	Daily	Monthly

Each Fund also intends to distribute to shareholders their pro rata share of any available net capital gain and taxable ordinary income, if any. Net short-term capital gains may be paid more frequently. A Fund may revise its distribution policy or postpone the payment of distributions at any time.

ANNUAL REPORT	DECEMBER 31, 2022	49

Notes to Financial Statements (Cont.)

As of the end of the fiscal year, none of the Funds were in default on long-term debt or had any accumulated dividend in arrears.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

Separately, if a Fund determines or estimates, as applicable, that a portion of a distribution may be comprised of amounts from sources other than net investment income in accordance with its policies, accounting records (if applicable), and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, a Fund determines or estimates, as applicable, the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined or estimated, as applicable, that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Fund’s daily internal accounting records and practices, a Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, a Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, but are not limited to, for certain Funds, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that a Fund may not issue a Section 19 Notice in situations where a Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at a Fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statements of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statements of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(d) New Accounting Pronouncements and Regulatory Updates  In March 2020, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. ASU 2020-04 is effective for certain reference rate-related contract modifications that occurred during the period March 12, 2020 through December 31, 2022. In

50	PIMCO MUNICIPAL INTERVAL FUNDS

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March 2021, the administrator for LIBOR announced the extension of the publication of a majority of the USD LIBOR settings to June 30, 2023. In December 2022, FASB issued ASU 2022-06, which includes amendments to extend the duration of the LIBOR transition relief to December 31, 2024, after which entities will no longer be permitted to apply the reference rate reform relief. Management is continuously evaluating the potential effect a discontinuation of LIBOR could have on the Funds’ investments and has determined that it is unlikely the ASU’s adoption will have a material impact on the Funds’ financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the rule requires funds that trade derivatives and other transactions that create future payment or delivery obligations to comply with a value-at-risk leverage limit and certain derivatives risk management program and reporting requirements. The effective date for the rule was February 19, 2021. The compliance date for the new rule and the related reporting requirements was August 19, 2022. Management has implemented changes in connection with the rule and has determined that there was no material impact to the Funds’ financial statements.

In October 2020, the SEC adopted a rule regarding the ability of a fund to invest in other funds. The rule allows a fund to acquire shares of another fund in excess of certain limitations currently imposed by the Act without obtaining individual exemptive relief from the SEC, subject to certain conditions. The rule also includes the rescission of certain exemptive relief from the SEC and guidance from the SEC staff for funds to invest in other funds. The effective date for the rule was January 19, 2021, and the compliance date for the rule was January 19, 2022. Management has implemented changes in connection with the rule and has determined that there was no material impact to the Funds’ financial statements.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition would apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The compliance date for the new rule and the related reporting requirements was September 8, 2022. Management has implemented changes in connection with the rule and has determined that there was no material impact to the Funds’ financial statements.

In June 2022, the FASB issued ASU 2022-03, Fair Value Measurement (Topic 820), which affects all entities that have investments in equity securities measured at fair value that are subject to a contractual sale restriction. The amendments in ASU 2022-03 clarify that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring the fair value. The amendments also require additional disclosures for equity securities subject to contractual sale restrictions that are measured at fair value in accordance with Topic 820. The effective date for the amendments in ASU 2022-03 is for fiscal years beginning after December 15, 2023 and interim periods within those fiscal years. At this time, management is evaluating the implications of these changes on the financial statements.

ANNUAL REPORT	DECEMBER 31, 2022	51

Notes to Financial Statements (Cont.)

In October 2022, the SEC adopted changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which will change the disclosures provided to shareholders. The rule is effective as of January 24, 2023, but the SEC is providing an 18-month compliance period after the effective date other than for rule amendments addressing fee and expense information in advertisements that might be materially misleading. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The NAV of a Funds’ shares, or each of their respective share classes as applicable, is determined by dividing the total value of portfolio investments and other assets attributable to the Fund or class, less any liabilities, as applicable, by the total number of shares outstanding.

On each day that the New York Stock Exchange (“NYSE”) is open, the Funds’ shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, each Fund may calculate its NAV as of the earlier closing time or calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. Each Fund generally does not calculate its NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, each Fund may calculate its NAV as of the normally scheduled NYSE Close for such day or such other time that each Fund may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotations are readily available are valued at market value. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. Market value is generally determined on the basis of official closing prices or the last reported sales prices. The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary exchange. If market value pricing is used, a foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the Act. As a general principle, the fair value of a security or other asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to Rule 2a-5, the Board has designated PIMCO as the valuation designee (“Valuation Designee”) for each Fund to perform the fair value determination relating to all Fund investments. PIMCO may carry out its designated responsibilities as Valuation Designee through various teams and committees. The Valuation Designee’s policies and procedures govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund investments. The

52	PIMCO MUNICIPAL INTERVAL FUNDS

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Valuation Designee may value Fund portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services, quotation reporting systems, valuation agents and other third-party sources (together, “Pricing Sources”).

Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Sources may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Sources. With respect to any portion of a Fund’s assets that are invested in one or more open-end management investment companies (other than ETFs), the Fund’s NAV will be calculated based on the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value. Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, a Fund may determine the fair value of investments based on information provided by Pricing Sources, which may recommend fair value or adjustments with reference to other securities, indexes or assets. In considering whether fair valuation is required and in determining fair values, the Valuation Designee may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indexes) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, unless otherwise determined by the Valuation Designee, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when a Fund is not open for business, which may result in a Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Sources. As a result, the value of such investments and, in turn, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that a Fund is not open for business. As a result, to the extent that a Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Fair valuation may require subjective determinations about the value of a security. While the Funds’ and Valuation Designee’s policies and procedures are intended to result in a calculation of a Fund’s

ANNUAL REPORT	DECEMBER 31, 2022	53

Notes to Financial Statements (Cont.)

NAV that fairly reflects security values as of the time of pricing, a Fund cannot ensure that fair values accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold.

Under certain circumstances, the per share NAV of each class of the Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices (unadjusted) in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Valuation Designee that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the method utilized in valuing the investments. Transfers from Level 2 to Level 3 are a result of a change, in the normal course of business, from the use of methods used by pricing services (Level 2) to the use of a broker quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data (Level 3). In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and

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if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Sources’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

The Discounted Cash Flow model is based on future cash flows generated by the investment and may be normalized based on expected investment performance. Future cash flows are discounted to

ANNUAL REPORT	DECEMBER 31, 2022	55

Notes to Financial Statements (Cont.)

present value using an appropriate rate of return, typically calibrated to the initial transaction date and adjusted based on Capital Asset Pricing Model and/or other market-based inputs. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Valuation Designee believes reflects fair value and are categorized as Level 3 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

Investments in Securities

The Funds may utilize the investments and strategies described below to the extent permitted by each Fund’s respective investment policies.

Other Investment Companies  The Funds may invest up to 5% of their total assets in securities of other closed-end investment companies that invest primarily in municipal bonds and other municipal securities of the types in which the Funds may invest directly (“Acquired Funds”). A copy of each Acquired Fund’s shareholder report is available at the SEC website at www.sec.gov.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Funds as of December 31, 2022, as applicable, are disclosed in the Notes to Schedules of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and

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securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government. Instead, they are supported only by the discretionary authority of the U.S. Government to purchase the agency’s obligations.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by a Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Funds may enter into the borrowings and other financing transactions described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location of these instruments in each Fund’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, a Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by a Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by a Fund’s custodian or designated subcustodians under tri-party repurchase agreements, and in certain instances will remain in custody with the counterparty. The market value of the collateral

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Notes to Financial Statements (Cont.)

must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Short Sales  Short sales are transactions in which a Fund sells a security that it may not own. A Fund may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Fund, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When a Fund engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. A Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statements of Assets and Liabilities. Short sales expose a Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to a Fund. A short sale is “against the box” if a Fund holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. A Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” A Fund’s loss on a short sale could theoretically be unlimited in cases where a Fund is unable, for whatever reason, to close out its short position.

(c) Tender Option Bond Transactions  In a tender option bond transaction (“TOB”), a tender option bond trust (“TOB Trust”) issues floating rate certificates (“TOB Floater”) and residual interest certificates (“TOB Residual”) and utilizes the proceeds of such issuances to purchase a fixed rate municipal bond (“Fixed Rate Bond”) that is either owned or identified by a Fund. The TOB Floater is generally issued to third party investors (typically a money market fund) and the TOB Residual is generally issued to a Fund that sold or identified the Fixed Rate Bond. The TOB Trust divides the income stream provided by the Fixed Rate Bond to create two securities, the TOB Floater, which is a short-term security, and the TOB Residual, which is a longer-term security. The interest rates payable on the TOB Residual issued to a Fund bear an inverse relationship to the interest rate on the TOB Floater. The interest rate on the TOB Floater is reset by a remarketing process typically every 7 to 35 days. After income is paid on the TOB Floater at current rates, the residual income from the Fixed Rate Bond goes to the TOB Residual. Therefore, rising short-term rates result in lower income for the TOB Residual, and vice versa. In the case of a TOB Trust that utilizes the cash received (less transaction expenses) from the issuance of the TOB Floater and TOB Residual to purchase the Fixed Rate Bond from a Fund, a Fund may then invest the cash received in additional securities, generating leverage for a Fund. Other PIMCO-managed accounts may also contribute municipal bonds to a TOB Trust into which a Fund has contributed Fixed Rate Bonds. If multiple PIMCO-managed accounts participate in the same TOB Trust, the economic rights and obligations under the TOB Residual will be shared among the funds ratably in proportion to their participation in the TOB Trust.

The TOB Residual may be more volatile and less liquid than other municipal bonds of comparable maturity. In most circumstances the TOB Residual holder bears substantially all of the underlying

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Fixed Rate Bond’s downside investment risk and also benefits from any appreciation in the value of the underlying Fixed Rate Bond. Investments in a TOB Residual typically will involve greater risk than investments in Fixed Rate Bonds.

A TOB Residual held by a Fund provides the Fund with the right to: (i) cause the holders of the TOB Floater to tender their notes at par, and (ii) cause the sale of the Fixed Rate Bond held by the TOB Trust, thereby collapsing the TOB Trust. TOB Trusts are generally supported by a liquidity facility provided by a third party bank or other financial institution (the “Liquidity Provider”) that provides for the purchase of TOB Floaters that cannot be remarketed. The holders of the TOB Floaters have the right to tender their certificates in exchange for payment of par plus accrued interest on a periodic basis (typically weekly) or on the occurrence of certain mandatory tender events. The tendered TOB Floaters are remarketed by a remarketing agent, which is typically an affiliated entity of the Liquidity Provider. If the TOB Floaters cannot be remarketed, the TOB Floaters are purchased by the TOB Trust either from the proceeds of a loan from the Liquidity Provider or from a liquidation of the Fixed Rate Bond.

The TOB Trust may also be collapsed without the consent of a Fund, as the TOB Residual holder, upon the occurrence of certain “tender option termination events” (or “TOTEs”) as defined in the TOB Trust agreements. Such termination events typically include the bankruptcy or default of the Fixed Rate Bond, a substantial downgrade in credit quality of the Fixed Rate Bond, or a judgment or ruling that interest on the Fixed Rate Bond is subject to Federal income taxation. Upon the occurrence of a termination event, the TOB Trust would generally be liquidated in full with the proceeds typically applied first to any accrued fees owed to the trustee, remarketing agent and liquidity provider, and then to the holders of the TOB Floater up to par plus accrued interest owed on the TOB Floater and a portion of gain share, if any, with the balance paid out to the TOB Residual holder. In the case of a mandatory termination event, after the payment of fees, the TOB Floater holders would be paid before the TOB Residual holders (i.e., the Funds). In contrast, in the case of a TOTE, after payment of fees, the TOB Floater holders and the TOB Residual holders would be paid pro rata in proportion to the respective face values of their certificates.

If there are insufficient proceeds from the liquidation of the TOB Trust, the party that would bear the losses would depend upon whether a Fund holds a non-recourse TOBs Residual or a recourse TOBs Residual. If a Fund holds a non-recourse TOBs Residual, the Liquidity Provider or holders of the TOBs Floaters would bear the losses on those securities and there would be no recourse to the Fund’s assets. If a Fund holds a recourse TOBs Residual, the Fund (and, indirectly, holders of the Fund’s Common Shares) would typically bear the losses. In particular, if a Fund holds a recourse TOBs Residual, it will typically have entered into an agreement pursuant to which the Fund would be required to pay to the Liquidity Provider the difference between the purchase price of any TOBs Floaters put to the Liquidity Provider by holders of the TOBs Floaters and the proceeds realized from the remarketing of those TOBs Floaters or the sale of the assets in the TOBs Issuer. Each Fund may invest in both non-recourse and recourse TOBs Residuals to leverage its portfolio.

Each Fund’s transfer of Fixed Rate Bonds to a TOB Trust is considered a secured borrowing for financial reporting purposes. The cash received by the TOB Trust from the sale of the TOB Floaters, less certain transaction expenses, is paid to a Fund. A Fund typically invests the cash received in additional municipal bonds. The Funds account for the transactions described above as secured

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Notes to Financial Statements (Cont.)

borrowings by including the Fixed Rate Bonds in their Schedules of Investments, and account for the TOB Floater as a liability under the caption “Payable for tender option bond floating rate certificates” in the Funds’ Statements of Assets and Liabilities. Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by each Fund on an accrual basis and is shown as interest on the Statements of Operations. Interest expense incurred on the secured borrowing is shown as interest expense on the Statements of Operations.

The Funds may also purchase TOB Residuals in a secondary market transaction without transferring a fixed rate municipal bond into a TOB Trust. Such transactions are not accounted for as secured borrowings but rather as a security purchase with the TOB Residual being included in the Schedule of Investments.

For the period ended December 31, 2022, the Funds’ average leverage outstanding from the use of TOB transactions and the daily weighted average interest rate, including fees, were as follows:

Fund Name	Average Leverage Outstanding (000s)	Weighted Average Interest Rate

PIMCO California Flexible Municipal Income Fund**	$0	0%

PIMCO Flexible Municipal Income Fund**	14,739	0.98%

**	As of December 31, 2022, the Fund does not hold any Tender Option Bonds.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Funds may enter into the financial derivative instruments described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on how and why the Funds use financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. A Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the

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initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by a Fund (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statements of Assets and Liabilities.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

Principal risks associated with investment in the Funds are listed below.

Please see “Principal Risks of the Fund” in each Fund’s prospectus for a more detailed description of the risks of investing in the Fund.

	PIMCO California Flexible Municipal Income Fund (CAFLX)	PIMCO Flexible Municipal Income Fund (PMFLX)

California State-Specific Risk	X	X

Call Risk	X	X

Confidential Information Access Risk	X	X

Counterparty Risk	X	X

Credit Default Swaps Risk	X	—

Credit Risk	X	X

Cyber Security Risk	X	X

Derivatives Risk	X	X

Distribution Rate Risk	X	X

High Yield Securities Risk	X	X

Inflation/Deflation Risk	X	X

Insurance Risk	X	X

Interest Rate Risk	X	X

Issuer Risk	X	X

Leverage Risk	X	X

Liquidity Risk	X	X

Management Risk	X	X

Market Disruptions Risk	X	X

Market Risk	X	X

Municipal Bond Market Risk	X	X

Municipal Bond Risk	X	X

Municipal Project-Specific Risk	X	X

New York State-Specific Risk	X	X

New/Small Fund Risk	X	—

Non-Diversification Risk	X	—

Operational Risk	X	X

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Notes to Financial Statements (Cont.)

	PIMCO California Flexible Municipal Income Fund (CAFLX)	PIMCO Flexible Municipal Income Fund (PMFLX)

Other Investment Companies Risk	X	X

Portfolio Turnover Risk	X	X

Potential Conflicts of Interest Risk - Allocation of Investment Opportunities	X	X

Private Placements Risk	X	X

Puerto Rico-Specific Risk	X	X

Regulatory Changes Risk	X	X

Regulatory Risk—LIBOR	X	X

Reinvestment Risk	X	X

Repurchase Offers Risk	X	X

Securities Lending Risk	X	X

Tax Risk	X	X

U.S. Government Securities Risk	X	X

Valuation Risk	X	X

California State-Specific Risk  is the risk that a Fund, by investing in municipal bonds issued by or on behalf of the State of California and its political subdivisions, financing authorities and their agencies, may be affected significantly by political, economic, regulatory, social, environmental, or public health developments affecting the ability of California tax-exempt issuers to pay interest or repay principal.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Confidential Information Access Risk  is the risk that, in managing the Fund (and other PIMCO clients), PIMCO may from time to time have the opportunity to receive material, non-public information (“Confidential Information”) about the issuers of certain investments, including, without limitation, senior floating rate loans, other loans and related investments being considered for acquisition by the Fund or held in the Fund’s portfolio. If PIMCO intentionally or unintentionally comes into possession of Confidential Information, it may be unable, potentially for a substantial period of time, to purchase or sell investments to which such Confidential Information relates.

Counterparty Risk  is the risk that the Fund will be subject to credit risk with respect to the counterparties to the derivative contracts and other instruments entered into by the Fund or held by special purpose or structured vehicles in which the Fund invests. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery (including recovery of any collateral it has provided to the counterparty) in a dissolution, assignment for the benefit of creditors, liquidation, winding-up, bankruptcy, or other analogous proceeding.

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Credit Default Swaps Risk  is the risk of investing in credit default swaps, including illiquidity risk, counterparty risk, leverage risk and credit risk. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. When the Fund acts as a seller of a credit default swap, it is exposed to many of the same risks of leverage described herein since if an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation. In addition, selling credit default swaps may not be profitable for the Fund if no secondary market exists or the Fund is otherwise unable to close out these transactions at advantageous times.

Credit Risk  is the risk that the Fund could lose money if the issuer or guarantor of a fixed-income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations. Measures such as average credit quality may not accurately reflect the true credit risk of the Fund. This is especially the case if the Fund consists of securities with widely varying credit ratings.

Cyber Security Risk  is the risk that, as the use of technology has become more prevalent in the course of business, the Funds have become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause a Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to a Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with a Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; third party claims in litigation; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. There is also a risk that cyber security breaches may not be detected. The Funds and their shareholders may suffer losses as a result of a cyber security breach related to the Funds, their service providers, trading counterparties or the issuers in which a Fund invests.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit, management, counterparty, operational and legal risks and valuation complexity. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. The primary credit risk on derivatives that are exchange-traded or traded through a central clearing counterparty resides with the Fund’s clearing broker, or the clearinghouse itself.

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Notes to Financial Statements (Cont.)

Distribution Rate Risk  is the risk that, to the extent the Fund seeks to maintain a level distribution rate, the Fund’s distribution rate may be affected by numerous factors, including but not limited to changes in realized and projected market returns, fluctuations in market interest rates, Fund performance, and other factors. For instance, during periods of low or declining interest rates, the Fund’s distributable income and dividend levels may decline for many reasons. There can be no assurance that a change in market conditions or other factors will not result in a change in the Fund’s distribution rate or that the rate will be sustainable in the future.

High Yield Securities Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Inflation/Deflation Risk  is the risk that the value of assets or income from the Fund’s investments will be worth less in the future as inflation decreases the value of payments at future dates. As inflation increases, the real value of the Fund’s portfolio could decline. Deflation Risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio and common shares.

Insurance Risk  is the risk that the Fund may purchase municipal securities that are secured by insurance, bank credit agreements or escrow accounts and the credit quality of the companies that provide such credit enhancements will affect the value of those securities. The insurance feature of a municipal security does not guarantee the full payment of principal and interest through the life of an insured obligation, the market value of the insured obligation or the net asset value of the common shares represented by such insured obligation.

Interest Rate Risk  is the risk that fixed income securities and other instruments in the Fund’s portfolio will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a short average portfolio duration.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Leverage Risk  is the risk that certain transactions of the Fund, such as reverse repurchase agreements, dollar rolls and/or borrowings (as well as from any future issuance of preferred shares), delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or possibly require the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations,

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which could prevent the Fund from taking advantage of other investment opportunities. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of the Fund will be achieved.

Market Disruptions Risk  is the risk of investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets, and cause a Fund to lose value. These events can also impair the technology and other operational systems upon which a Fund’s service providers, including PIMCO as a Fund’s investment adviser, rely, and could otherwise disrupt a Fund’s service providers’ ability to fulfill their obligations to a Fund

Market Risk  is the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably due to factors affecting securities markets generally or particular industries.

Municipal Bond Market Risk  is the risk that the Fund may be adversely affected due to factors such as limited amount of public information available regarding the municipal bonds held in the Fund as compared to that for corporate equities or bonds, legislative changes and local and business developments, general conditions of the municipal bond market, the size of the particular offering, the rating of the issue and the maturity of the obligation.

Municipal Bond Risk  is the risk that the Fund may be affected significantly by the economic, regulatory or political developments affecting the ability of issuers of debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax to pay interest or repay principal.

Municipal Project-Specific Risk  is the risk that the Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of specific projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in bonds from issuers in a single state.

New York State-Specific Risk  is the risk that a Fund, by investing in municipal bonds issued by or on behalf of the State of New York and its political subdivisions, financing authorities and their agencies, may be affected significantly by political, economic, regulatory, social, environmental, or public health developments affecting the ability of New York tax-exempt issuers to pay interest or repay principal.

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Notes to Financial Statements (Cont.)

New/Small Fund Risk  is the risk that a new or smaller fund’s performance may not represent how a Fund is expected to or may perform in the long term. In addition, new funds have limited operating histories for investors to evaluate and new and smaller funds may not attract sufficient assets to achieve investment and trading efficiencies.

Non-Diversification Risk  is the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are “diversified.”

Operational Risk  is the risk arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Fund. While the Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Other Investment Companies Risk  is the risk that Common Shareholders may be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, these other investment companies may utilize leverage, in which case an investment would subject the Fund to additional risks associated with leverage.

Portfolio Turnover Risk  is the risk that a high portfolio turnover will result in greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may result in realization of taxable capital gains (including short-term capital gains, which are generally taxed to shareholders at ordinary income tax rates when distributed net of short-term capital losses and net long-term capital losses) and may adversely affect the Fund’s after-tax returns.

Potential Conflicts of Interest Risk — Allocation of Investment Opportunities  is the risk that PIMCO’s interests or the interests of its clients may conflict with those of the Funds and the results of the Fund’s investment activities may differ from those of the Fund’s affiliates, or another account managed by the Fund’s affiliates, and it is possible that the Fund could sustain losses during periods in which one or more of the Fund’s affiliates and/or other accounts managed by PIMCO or its affiliates, including proprietary accounts, achieve profits on their trading.

Private Placements Risk  is the risk that securities received in a private placement may be subject to strict restrictions on resale, and there may be no liquid secondary market or ready purchaser for such securities. Therefore, the Fund may be unable to dispose of such securities when it desires to do so, or at the most favorable time or price. Private placements may also raise valuation risks.

Puerto Rico-Specific Risk  is the risk that the Fund may be affected significantly by political, economic, environmental, social, regulatory or restructuring developments affecting the ability of Puerto Rican municipal issuers to pay interest or repay principal. Certain issuers of Puerto Rico

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municipal bonds have experienced serious financial difficulties in the past and reoccurrence of these difficulties may impair the ability of certain Puerto Rico issuers to pay principal or interest on their obligations. Provisions of the Puerto Rico Constitution and Commonwealth laws, including a federally-appointed oversight board to oversee the Commonwealth’s financial operations, which limit the taxing and spending authority of Puerto Rico governmental entities may impair the ability of Puerto Rico issuers to pay principal and/or interest on their obligations. While Puerto Rico’s economy is broad, it does have major concentrations in certain industries, such as manufacturing and service, and may be sensitive to economic problems affecting those industries. Future Puerto Rico political and economic developments, constitutional amendments, legislative measures, executive orders, administrative regulations, litigation, debt restructuring, and voter initiatives as well an environmental events, natural disasters, pandemics, epidemics or social unrest could have an adverse effect on the debt obligations of Puerto Rico issuers.

Regulatory Changes Risk  is the risk that is associated with the fact that financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way the Fund is regulated, affect the expenses incurred directly by the Fund and the value of its investments, and limit and /or preclude the Fund’s ability to achieve its investment objectives. Government regulation may change frequently and may have significant adverse consequences. The Fund and the Investment Manager have historically been eligible for exemptions from certain regulations. However, there is no assurance that the Fund and the Investment Manager will continue to be eligible for such exemptions.

Regulatory Risk — LIBOR  is the risk related to the anticipated discontinuation of the London Interbank Offered Rate (“LIBOR”). Certain instruments held by the Fund rely in some fashion upon LIBOR. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the nature of any replacement rate, and any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests can be difficult to ascertain. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR and may result in a reduction in the value of certain instruments held by the Fund.

Reinvestment Risk  is the risk that income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called debt obligations at market interest rates that are below the portfolio’s current earnings rate. The Fund also may choose to sell higher yielding portfolio securities and to purchase lower yielding securities to achieve greater portfolio diversification, because the portfolio managers believe the current holdings are overvalued or for other investment-related reasons.

Repurchase Offers Risk  is the risk that results from the fact that the Funds are “interval funds” and, in order to provide liquidity to shareholders, the Fund, subject to applicable law, intends to conduct quarterly repurchase offers of the Fund’s outstanding Common Shares at NAV, subject to approval of the Board. The Fund believes that these repurchase offers are generally beneficial to the Fund’s shareholders, and repurchases generally will be funded from available cash or sales of portfolio securities. However, repurchase offers and the need to fund repurchase obligations may affect the ability of the Fund to be fully invested or force the Fund to maintain a higher percentage of its assets

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Notes to Financial Statements (Cont.)

in liquid investments, which may harm the Fund’s investment performance. Moreover, diminution in the size of the Fund through repurchases may result in untimely sales of portfolio securities (with associated imputed transaction costs, which may be significant), and may limit the ability of the Fund to participate in new investment opportunities or to achieve its investment objectives.

Securities Lending Risk  is the risk that, when a Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned and lose rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. The Fund may pay lending fees to a party, which may be an affiliate of the Fund, arranging the loan.

Tax Risk  is the risk that if, in any year, the Fund were to fail to qualify for treatment as a regulated investment company under the Tax Code, and were ineligible to or did not otherwise cure such failure, the Fund would be subject to tax on its taxable income at corporate rates and, when such income is distributed, shareholders would be subject to a further tax to the extent of the Fund’s current or accumulated earnings and profits.

U.S. Government Securities Risk  is the risk that the obligations supported by (i) the full faith and credit of the United States, (ii) the right of the issuer to borrow from the U.S. Treasury, (iii) the discretionary authority of the U.S. Government to purchase the agency’s obligations (iv) or only by the credit of the agency, instrumentality or corporation will not be satisfied in full, or that such obligations will decrease in value or default.

Valuation Risk  is the risk that fair value pricing used when market quotations are not readily available may not result in adjustments to the prices of securities or other assets, or that fair value pricing may not reflect actual market value. It is possible that the fair value determined in good faith for a security or other asset will be materially different from quoted or published prices, from the prices used by others for the same security or other asset and/or from the value that actually could be or is realized upon the sale of that security or other asset.

(b) Other Risks

In general, the Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cyber security risks. Please see the Fund’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in the Fund. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact the Fund’s performance.

8. MASTER NETTING ARRANGEMENTS

A Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique

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operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Funds. Variation margin, which reflects changes in market value, is generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate

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Notes to Financial Statements (Cont.)

arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedules of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by a Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, the Funds may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent the Funds are required by regulation to post additional collateral beyond coverage of daily exposure, they could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

9. FEES AND EXPENSES

(a) Management Fee  Pursuant to an investment management agreement between the Manager and the Funds (the “Investment Management Agreement”), each Fund has agreed to pay the Manager an annual fee, payable monthly, in an amount equal to 0.75% of the Fund’s average daily “total managed assets.” Total managed assets include total assets of the Fund (including assets attributable to any reverse repurchase agreements, dollar rolls, tender option bonds, borrowings and preferred shares that may be outstanding, if any) minus accrued liabilities (other than liabilities representing reverse repurchase agreements, dollar rolls, tender option bonds and borrowings). For purposes of calculating “total managed assets,” the liquidation preference of any preferred shares outstanding is not considered a liability. By way of clarification, with respect to any reverse repurchase agreement, dollar roll or similar transaction, “total managed assets” include any proceeds from the sale of an asset of the Fund to a counterparty in such a transaction, in addition to the value of the underlying asset as of the relevant measuring date. Furthermore, to the extent applicable, assets attributable to tender option bonds would be included as assets irrespective of whether or not they are included as assets for financial reporting purposes. However, to the extent a Fund does not contribute municipal bonds to a tender option bond trust but holds residual interests issued by such trust, the tender option bonds outstanding would not be included in the calculation of “total managed assets.” Pursuant to the Investment Management Agreement and subject to the general supervision of the Board, PIMCO, at its expense, provides or causes to be furnished all supervisory and administrative and other services reasonably necessary for the operation of the Fund, including but not limited to, expenses of most third-party service providers (e.g., audit, custodial, legal, transfer agency, printing) and other expenses, such as those associated with insurance, proxy solicitations and mailings for shareholder meetings, listing and related fees, tax services, valuation services and other services the Fund requires for its daily operations.

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(b) Distribution and Servicing Fees  PIMCO Investments LLC (the “Distributor,” an affiliate of PIMCO), serves as the principal underwriter and distributor of each Funds’ shares pursuant to a distribution contract (“Distribution Contract”) with each Fund.

PIMCO Flexible Municipal Income Fund has adopted separate Distribution and Servicing Plans for the Class A-1, Class A-2 and Class A-3 Common Shares of the Fund. PIMCO California Flexible Municipal Income Fund has adopted separate Distribution and Servicing Plans for the Class A-1, Class A-2, Class A-3 and Class A-4 Common Shares of the Fund. Each Distribution and Servicing Plan operates in a manner consistent with Rule 12b-1 under the Act, which regulates the manner in which an open-end investment company may directly or indirectly bear the expenses of distributing its shares. Although neither Fund is an open-end investment company, each Fund has undertaken to comply with the terms of Rule 12b-1 as a condition of an exemptive order under the Act which permits it to have, among other things, a multi-class structure and distribution and shareholder servicing fees. Each Distribution and Servicing Plan permits the respective Fund to compensate the Distributor for providing or procuring through financial firms, distribution, administrative, recordkeeping, shareholder and/or related services with respect to the Class A-1 Common Shares, Class A-2 Common Shares, Class A-3 Common Shares or Class A-4 Common Shares, as applicable. The Management Fee and maximum Distribution and Servicing Fees for all classes, as applicable, are charged at the annual rates as noted in the following table:

	Management Fee(1)	Distribution and/or Servicing Fee(2)

Fund Name	All Classes	Institutional Class	Class A-1		Class A-2		Class A-3		Class A-4
PIMCO California Flexible Municipal Income Fund	0.75%	N/A	0.50%	*	0.50%	*	0.75%	*	0.75%	*
PIMCO Flexible Municipal Income Fund	0.75%	N/A	0.50%		0.50%		0.75%		N/A

*	This particular share class has been registered with the SEC, but had not yet launched as of the date of this report.
(1)	Calculated as a percentage of each Fund’s average daily “total managed assets” attributable to each class of respective Fund.
(2)	Calculated as a percentage of each Fund’s average daily net assets attributable to the applicable class of respective Fund.

The Distributor also received the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A-2 shares. For the period ended December 31, 2022, the Distributor retained $29,528 representing contingent deferred sales charges from PIMCO Flexible Municipal Income Fund.

(c) Fund Expenses  Each Fund bears other expenses, which may vary and affect the total level of expenses paid by shareholders, such as (i) salaries and other compensation or expenses, including travel expenses, of any of the Fund’s executive officers and employees, if any, who are not officers, directors, shareholders, members, partners or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees, if any, levied against the Fund; (iii) brokerage fees and commissions, and other portfolio transaction expenses incurred by or for the Fund (including, without limitation, fees and expenses of outside legal counsel or third-party consultants retained in connection with reviewing, negotiating and structuring specialized loans and other investments made by the Fund, and any costs associated with originating loans, asset securitizations, alternative lending-related strategies and so-called “broken-deal costs” (e.g., fees, costs, expenses and

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Notes to Financial Statements (Cont.)

liabilities, including, for example, due diligence-related fees, costs, expenses and liabilities, with respect to unconsummated investments)); (iv) expenses of the Fund’s securities lending (if any), including any securities lending agent fees, as governed by a separate securities lending agreement; (v) costs, including interest expenses, of borrowing money or engaging in other types of leverage financing including, without limitation, through the use by the Fund of reverse repurchase agreements, dollar rolls, bank borrowings, credit facilities and tender option bonds; (vi) costs, including dividend and/or interest expenses and other costs (including, without limitation, offering and related legal costs, fees to brokers, fees to auction agents, fees to transfer agents, fees to ratings agencies and fees to auditors associated with satisfying ratings agency requirements for preferred shares or other securities issued by the Fund and other related requirements in the Fund’s organizational documents) associated with the Fund’s issuance, offering, redemption and maintenance of preferred shares, commercial paper or other instruments (such as the use of reverse repurchase agreements, dollar rolls, bank borrowings, credit facilities and tender option bonds) for the purpose of incurring leverage; (vii) fees and expenses of any underlying funds or other pooled vehicles in which the Fund invests; (viii) dividend and interest expenses on short positions taken by the Fund; (ix) fees and expenses, including travel expenses, and fees and expenses of legal counsel retained for their benefit, of Trustees who are not officers, employees, partners, shareholders or members of PIMCO or its subsidiaries or affiliates; (x) extraordinary expenses, including extraordinary legal expenses, as may arise, including, without limitation, expenses incurred in connection with litigation, proceedings, other claims, and the legal obligations of the Fund to indemnify its Trustees, officers, employees, shareholders, distributors, and agents with respect thereto; (xi) fees and expenses, including legal, printing and mailing, solicitation and other fees and expenses associated with and incident to shareholder meetings and proxy solicitations involving contested elections of Trustees, shareholder proposals or other non-routine matters that are not initiated or proposed by Fund management; (xii) organizational and offering expenses of the Funds, including registration (including share registration fees), legal, marketing, printing, accounting and other expenses, associated with organizing the Fund in its state of jurisdiction and in connection with the initial registration of the Fund under the Act and the initial registration of its shares under the Securities Act of 1933 (i.e., through the effectiveness of the Fund’s initial registration statement on Form N-2) and fees and expenses associated with seeking, applying for and obtaining formal exemptive, no-action and/or other relief from the SEC in connection with the issuance of multiple share classes; (xiii) except as otherwise specified herein as an expense of PIMCO, any expenses allocated or allocable to a specific class of shares, including without limitation, sub-transfer agency expenses and distribution and/or services fees paid pursuant to a Rule 12b-1 or similar plan adopted by the Board for a particular share class; and (xiv) expenses of the Fund which are capitalized in accordance with U.S. GAAP. Without limiting the generality or scope of the foregoing, it is understood that the Funds may bear such expenses either directly or indirectly through contracts or arrangements with PIMCO or an affiliated or unaffiliated third party.

Each of the Trustees of the Board who is not an “interested person” under Section 2(a)(19) of the Act, (the “Independent Trustees”) also serves as a trustee of a number of other closed-end funds for which PIMCO serves as investment manager (the “PIMCO Closed-End Funds”), together with the Funds, PIMCO Flexible Emerging Markets Income Fund and PIMCO Flexible Credit Income Fund, each a closed end management investment company managed by PIMCO that is operated as an “interval fund” and PIMCO Managed Accounts Trust, an open-end management investment company with multiple series for which PIMCO serves as investment adviser and administrator.

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The Funds pay no compensation directly to any Trustee or any other officer who is affiliated with the Manager, all of whom receive remuneration for their services to the Funds from the Manager or its affiliates.

(d) Expense Limitation  PIMCO has contractually agreed, through May 2, 2023, for PIMCO Flexible Municipal Income Fund and June 21, 2023, for PIMCO California Flexible Municipal Income Fund to waive its management fee, or reimburse each Fund, to the extent that organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustees’ fees exceed 0.10% of each Fund’s net assets (the “Expense Limit”). The expense limitation agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Funds at least 30 days’ notice prior to the end of the then current term. Under an expense limitation agreement, in any month in which the investment management agreement is in effect, PIMCO is entitled to reimbursement by a Fund of any portion of the management fee reduced as set forth above (the “Reimbursement Amount”) during the previous thirty-six months, provided that such amount paid to PIMCO will not (i) together with any recoupment of organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata trustee fees or management fees exceed the Expense Limit; (ii) exceed the total Reimbursement Amount; or (iii) include any amounts previously reimbursed to PIMCO. For the avoidance of doubt, any reimbursement of PIMCO’s management fee pursuant to the expense limitation agreement plus any recoupment of organizational expenses and pro rata Trustees’ fees will not exceed the lesser of (i) the expense limit in effect at the time of waiver or reimbursement and (ii) the expense limit in effect at the time of recoupment. The waiver, if any, is reflected on the Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended December 31, 2022, the amount was $120,248. Total expenses incurred related to the organization of the Fund, including Trustee fees, was $352,732. A portion of those costs were incurred prior to the notice of effectiveness and reflected in the financial statements accompanying the Fund’s initial registration statement.

The total recoverable amounts to PIMCO at December 31, 2022 (from the Investment Advisory Fee Waiver Agreement and Expense Limitation Agreement combined), were as follows (amounts in thousands†):

	Expiring within
Fund Name	12 months	13-24 months	25-36 months	Total

PIMCO California Flexible Municipal Income Fund	$0	$0	$337	$337

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Pursuant to a Management Fee Waiver Agreement, PIMCO contractually agreed, through May 2, 2022, to waive 25% of the management fees it is entitled to receive from PIMCO Flexible Municipal Income Fund pursuant to the Fund’s Investment Management Agreement. Pursuant to a Management Fee Waiver Agreement between the Fund and PIMCO, PIMCO has contractually agreed, for one year from the initial effective date of the fund’s registration statement (June 21, 2022), to waive 33% of the management fees it is entitled to receive from PIMCO California Flexible Municipal Income Fund pursuant to the Investment Management Agreement.

PIMCO’s waiver of management fees under the Management Fee Waiver Agreements are applied first and independently of PIMCO’s obligations under the Expense Limitation Agreement (such that

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Notes to Financial Statements (Cont.)

amounts waived pursuant to the Management Fee Waiver Agreements shall not be applied to reduce any waiver or reimbursement obligations PIMCO has under the Expense Limitation Agreement). PIMCO may not seek reimbursement from a Fund with respect to the Management Fees waived pursuant to the Management Fee Waiver Agreements.

Pursuant to the Expense Limitation Agreement and Management Fee Waiver Agreement, waiver amounts are reflected on the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended December 31, 2022, the Funds below waived the following fees (amounts in thousands†):

Fund Name	Waived Fees

PIMCO California Flexible Municipal Income Fund	$120

PIMCO Flexible Municipal Income Fund	1,010

†	A zero balance may reflect actual amounts rounding to less than one thousand.

(e) Acquired Fund Fees and Expenses  Acquired Fund expenses incurred by each Fund, if any, will vary with changes in the expenses of the Acquired Funds, as well as the allocation of each Fund’s assets.

10. RELATED PARTY TRANSACTIONS

The Manager is a related party. Fees payable to this party are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with applicable SEC rules and interpretations under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to applicable SEC rules and interpretations under the Act for the period ended December 31, 2022, were as follows (amounts in thousands†):

Fund Name	Purchases	Sales	Realized Gain/(Loss)

PIMCO California Flexible Municipal Income Fund	$0	$0	$0

PIMCO Flexible Municipal Income Fund	176,810	150,034	(19,173)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under each Fund’s organizational documents, each Trustee and officer is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

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12. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective(s), particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2022, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other

Fund Name	Purchases	Sales	Purchases	Sales

PIMCO California Flexible Municipal Income Fund	$433	$0	$59,477	$(14,074)

PIMCO Flexible Municipal Income Fund	0	0	2,342,055	(2,012,377)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. PREFERRED SHARES

PIMCO Flexible Municipal Income Fund (the “Fund”) issued and has outstanding the following series of Remarketable Variable Rate MuniFund Term Preferred Shares (“RVMTP Shares”) as of December 31, 2022:

Series	Shares Outstanding	Original Issue Date	Mandatory Redemption Date(4)
Series 2049-A RVMTP Shares(1)	500	November 18, 2019	November 18, 2049
Series 2050-B RVMTP Shares(2)	1,000	November 1, 2022	October 1, 2050
Series 2051-A RVMTP Shares(3)	500	December 6, 2021	December 6, 2051
Series 2052-A RVMTP Shares	1,000	January 24, 2022	January 24, 2052
Series 2052-B RVMTP Shares	1,000	April 8, 2022	April 8, 2052

(1)

On May 9, 2022, Series 2050-A RVMTP Shares, originally issued on April 20, 2020, were exchanged for shares of Series 2049-A RVMTP Shares on a one-for-one basis. The remarketable period for the consolidated Series 2049-A RVMTP Shares was extended to May 2025.

(2)

On October 1, 2020, the Fund originally issued 750 Series 2050-B RVMTP Shares. On November 1, 2022, the Fund’s Bylaws were amended and restated to modify provisions related to the RVMTP Shares (the “Restatement”) and concurrent with the Restatement, the Fund issued an additional 250 2050-B RVMTP Shares and amended the terms of the originally issued Series 2050-B RVMTP Shares.

(3)

On June 17, 2019, the Fund issued Variable Rate MuniFund Term Preferred Shares, Series 2022 (the “VMTP Shares”), which were redesignated (such redesignation, the Redesignation”), effective December 6, 2021, as RVMTP Shares, Series 2051-A. Concurrent with the Redesignation, on December 6, 2021, the Fund issued an additional amount of Series 2051-A RVMTP Shares.

(4)

The RVMTP Shares are subject to a mandatory term redemption date subject to the Fund’s right to extend the term with the consent of the holders of each series of RVMTP Shares. There is no assurance that the term of the RVMTP Shares will be extended.

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Notes to Financial Statements (Cont.)

In the Fund’s Statement of Assets and Liabilities, the Preferred Shares’ aggregate liquidation preference is shown as a liability since they are considered debt of the issuer. Costs directly related to the Redesignation and issuance of each series of RVMTP Shares are considered debt issuance costs and are being amortized into interest expense over the life of each series of RVMTP Shares. The liquidation value of the Preferred Shares in the Fund’s Statement of Assets and Liabilities is shown as a liability and represents their liquidation preference, which approximates fair value of the shares and is considered level 2 under the fair value hierarchy, less any unamortized debt issuance costs. The Fund may redeem, in whole or from time to time in part, the outstanding RVMTP Shares at a redemption price per share equal to (i) the liquidation preference of the RVMTP Shares, plus (ii) an amount equal to all unpaid dividends and other distributions accumulated from and including the date of issuance to (but excluding) the date of redemption (whether or not earned or declared by the Fund, but without interest thereon) plus (iii) any applicable optional redemption premium. No Preferred Shares were redeemed during the period ended December 31, 2022.

The Fund, at its option, may designate special terms applicable to all of the outstanding RVMTP Shares for a certain period (a “Special Terms Period”) pursuant to a notice of special terms. Such special terms may differ from those provided in the current governing documents of the RVMTP Shares and may include, without limitation, changes to the dividend rate, dividend payment dates and redemption provisions; provided that such special terms do not affect the parity ranking of the RVMTP Shares to any other class or series of Preferred Shares then outstanding with respect to dividends or distribution of assets upon dissolution, liquidation, or winding up of the affairs of the Fund. No Special Terms Period with respect to a series of RVMTP Shares will become effective unless certain conditions are satisfied, including that all of the RVMTP Shares in such series are remarketed (except with respect to any RVMTP Shares whose holders have elected to retain their RVMTP Shares for the Special Terms Period). A Special Terms Period will not become effective before the 12-month anniversary (for Series 2049-A, Series 2051-A, Series 2052-A and Series 2052-B) or 24-month anniversary (for Series 2050-B) of the date of original issue of the applicable series of RVMTP Shares. The Fund did not declare a Special Terms Period during the period ended December 31, 2022.

In addition, with respect to each series of RVMTP Shares, a “Mandatory Tender Event” will occur on each date that is (i) 20 business days before each three-year anniversary (or, with respect to the Series 2050-B, 42-month anniversary) of the date of original issue of such series of RVMTP Shares, (ii) the date the Fund delivers a notice designating a Special Terms Period, and (iii) 20 business days before the end of a Special Terms Period (provided that no subsequent Special Terms Period is designated). Upon the occurrence of a Mandatory Tender Event, all RVMTP Shares will be subject to mandatory tender (subject to the holders’ election to retain their RVMTP Shares) and the Fund will issue or cause to be issued a notice of mandatory tender to the holders of the RVMTP Shares for remarketing on the Mandatory Tender Date. If any RVMTP Shares subject to a Mandatory Tender Event upon a three-year anniversary (for Series 2049-A, Series 2051-A, Series 2052-A and Series 2052-B) or 42-month anniversary (for Series 2050-B) of the date of original issue of the RVMTP Shares (November 1, 2022 for Series 2050-B) or upon the end of a Special Terms Period (each, an “RVMTP Share Early Term Redemption Date”) have not been either retained by the holders or remarketed by the Mandatory Tender Date, the Fund will redeem such RVMTP Shares on the RVMTP Share Early Term Redemption Date. (1) No Mandatory Tender Event occurred during the period ended December 31, 2022.

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Dividends paid with respect to the Preferred Shares, which are payable monthly, are treated as interest expense, are accrued daily and are reflected as a component of interest expense in the Statements of Operations. For the period ended December 31, 2022, the amount of the RVMTP Shares outstanding, interest expense related to the dividends paid to RVMTP Shares (including amounts prior to and after the Redesignation, as applicable) and the daily weighted average interest rate (calculated from issuance date), including issuance costs, can be found in the table below:

	Shares Outstanding	Interest Expense†	Weighted Average Interest Rate*
Series 2049-A RVMTP Shares	500	$1,323	2.65%
Series 2050-B RVMTP Shares	1,000	2,325	2.87
Series 2051-A RVMTP Shares	500	1,294	2.59
Series 2052-A RVMTP Shares	1,000	2,385	2.54
Series 2052-B RVMTP Shares	1,000	2,105	2.86

†	Amounts in thousands. A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

With respect to the Mandatory Tender Events described in clauses (i), (ii) and (iii) above, the corresponding “Mandatory Tender Date” means, respectively: (i) the date that is the corresponding three- year anniversary (for Series 2049-A, Series 2051-A, and Series 2052-B), 42-month anniversary (for Series 2050-B) of the date of original issue of such series of RVMTP Shares (November 1, 2022 for Series 2050-B), or the date that is 180 calendar days following the Early Redemption Date (for Series 2052-A), (ii) the date on which the related Special Terms Period becomes effective, and (iii) the last day of the related Special Terms Period (subject, in each case, to the holders’ election to retain their RVMTP Shares).

*	The rate presented is inclusive of the amortized debt issuance cost. As a result, the rate shown may not fall into the range presented in the table below.

The Fund is subject to certain limitations and restrictions while the RVMTP Shares are outstanding. Failure to comply with these limitations and restrictions could preclude the Fund from declaring or paying any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of the Preferred Shares at their liquidation preference plus any accumulated, unpaid dividends and other distributions. Any resulting suspension of payment of common share dividends may result in a tax penalty for the Fund and, in certain circumstances, the loss of treatment as a regulated investment company. Any such mandatory redemption will be conducted on a pro rata basis among each series of the Preferred Shares and any other preferred shares of the Fund outstanding based upon the proportion that the aggregate liquidation preference of any series bears to the aggregate liquidation preference of all outstanding series of the Fund’s preferred shares. Under the terms of purchase agreements between the Fund and the investors in the Preferred Shares, the Fund is subject to various investment requirements while the Preferred Shares are outstanding. These requirements may be more restrictive than those to which the Fund is otherwise subject in accordance with its investment objectives and policies. In addition, the Fund is subject to certain restrictions on its investments imposed by guidelines of the rating agencies that rate the Preferred Shares, which guidelines may be changed by the applicable rating agency, in its sole discretion, from time to time. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the Act.

Ratings agencies may change their methodologies for evaluating and providing ratings for shares of closed-end funds at any time and in their sole discretion, which may affect the rating (if any) of a Fund’s shares.

ANNUAL REPORT	DECEMBER 31, 2022	77

Notes to Financial Statements (Cont.)

The Fund is required to maintain certain asset coverage with respect to all outstanding senior securities of the Fund which are stocks for purposes of the Act, including the Preferred Shares, as set forth in the Fund’s governing documents and the Act. One such requirement under the Act is that the Fund is not permitted to declare or pay common share dividends unless immediately thereafter the Fund has a minimum asset coverage ratio of 200% with respect to all outstanding senior securities of the Fund which are stocks for purposes of the Act after deducting the amount of such common share dividends. In addition, under the terms of the Series 2050-B, the Fund must maintain a minimum asset coverage ratio of 225%. The asset coverage ratio is reported in the Financial Highlights.

Holders of preferred shares of the Fund, who are entitled to one vote per share, including holders of Preferred Shares, generally vote together as one class with the common shareholders of the Fund, but preferred shareholders vote separately as a class to elect two Trustees of the Fund, as required by the Act, and on certain matters adversely affecting the rights of preferred shareholders. Under the Act, preferred shareholders, including holders of the Preferred Shares, are also entitled to elect a majority of the trustees at any time when dividends on the preferred shares are unpaid for two full years.

The dividend rates paid on the Preferred Shares are determined over the course of a seven-day period, which generally commences each Thursday and ends the following Wednesday (the “Rate Period”). The dividends per share for the RVMTP Shares for a given Rate Period are dependent on the RVMTP Share dividend rate for that Rate Period (the “RVMTP Share Dividend Rate”). The RVMTP Share Dividend Rate for Series 2049-A, Series 2051-A, and Series 2052-B is equal to the greater of (i) the sum of the Index Rate(1) plus the Applicable Spread(2) for the Rate Period plus the “Failed Remarketing Spread”(3), and (ii) the sum of (a) the product of the Index Rate multiplied by the Applicable Multiplier(4) for such Rate Period plus (b) 1.00% plus (c) the Failed Remarketing Spread. The RVMTP Share Dividend Rate for Series 2050-B is equal to (i) the sum of the Index Rate plus (ii) the Applicable Spread (including the “Spread Adjustment”(5)) plus (iii) the Failed Remarketing Spread. The RVMTP Share Dividend Rate for Series 2052-A is equal to the greater of (i) the sum of the Index Rate plus an “Applicable Spread” for the Rate Period plus the Failed Remarketing Spread, if applicable, and (ii) the sum of (a) the product of the Index Rate multiplied by the “Applicable Multiplier” for such Rate Period plus (b) 0.92% plus (c) the Failed Remarketing Spread, if applicable. The dividend per RVMTP Share for the Rate Period is then determined as described in the table below.(6)

Dividend Rate		Rate Period Fraction		Preferred Shares Liquidation Preference		Dividend

		Number of days in the Rate Period (or a part thereof)

RVMTP Share Dividend Rate	x	Divided by	x	100,000	=	Dividends per RVMTP Share

		Total number of days in the year

(1)

The Index Rate is determined by reference to a weekly, high-grade index comprised of seven-day, tax-exempt variable rate demand notes, generally the Securities Industry and Financial Markets Association Municipal Swap Index.

(2)

For each series of RVMTP Shares, the Applicable Spread for a Rate Period is a percentage per annum that is based on the long term rating most recently assigned by the applicable ratings agency to such series of RVMTP Shares, and, for Series 2050-B, it is also based on “Spread Adjustment.”

(3)

With respect to Series 2049-A, Series 2051-A, Series 2052-B and Series 2050-B, the Failed Remarketing Spread means (i) for so long as two or more Failed Remarketings have not occurred, 0%, and (ii) following the second occurrence of a Failed Remarketing, 0.15% (for Series 2049-A, Series 2051-A and Series 2052-B) or 0.25% (for Series 2050-B) multiplied

78	PIMCO MUNICIPAL INTERVAL FUNDS

December 31, 2022

by the number of Failed Remarketings that have occurred after the first Failed Remarketing. With respect to Series 2052-A, a Failed Remarketing Spread means (a) in the case of a Failed Special Terms Period Remarketing (as defined below): (i) for so long as two or more Failed Special Terms Period Remarketings have not occurred, 0.05%, and (ii) following the second occurrence of a Failed Special Terms Period Remarketing, 0.10% multiplied by the number of Failed Special Terms Period Remarketings that have occurred after the first Failed Special Terms Period Remarketing, and (b) in the case of a Failed Early Term Redemption Date Remarketing (as defined below): (i) 0.75% for the first 59 days following the applicable Early Term Redemption Date, (ii) 1.00% for the 60th to the 89th day following such Early Term Redemption Date, (iii) 1.25% for the 90th to the 119th day following such Early Term Redemption Date, (iv) 1.50% for the 120th to the 149th day following such Early Term Redemption Date, and (v) 1.75% for the 150th day following such Early Term Redemption Date to the date of the associated mandatory redemption of the Series 2052-A RVMTP Shares. With respect to Series 2049-A, Series 2051-A, Series 2052-B and Series 2050-B, a “Failed Remarketing,” with respect to a series of RVMTP Shares, will occur if any RVMTP Shares in such series subject to a Mandatory Tender Event due to the Fund designating a Special Terms Period have not been either retained by the holders or successfully remarketed by the Mandatory Tender Date (each as defined below). With respect to Series 2052-A, a “Failed Special Terms Period Remarketing” will occur if any RVMTP Shares subject to a Mandatory Tender Event due to the Fund designating a Special Terms Period have not been either retained by the holders or successfully remarketed by the Mandatory Tender Date. In addition, with respect to Series 2052-A, a “Failed Early Term Redemption Date Remarketing” will occur if any RVMTP Shares subject to a Mandatory Tender Event have not been either retained by the holders or successfully remarketed by the Early Term Redemption Date.
(4)

For each series of RVMTP Shares, the Applicable Multiplier for a Rate Period is a percentage that is based on the long term rating most recently assigned by the applicable ratings agency to such series of RVMTP Shares.

(5)

The “Spread Adjustment” means, (i) for the period from the closing date, October 1, 2020, to and including the date that is six months prior to the then current RVMTP Early Term Redemption Date (as defined below) (“Rate Period Termination Date”), 0%, and (ii) for the period after the Rate Period Termination Date, 2.00%.

(6)

For each series of RVMTP Shares, an increased RVMTP Share Dividend Rate could be triggered by the Fund’s failure to comply with certain requirements relating to such series of RVMTP Shares, certain actions taken by the applicable ratings agency or certain determinations regarding the tax status of such series of RVMTP Shares made by a court or other applicable governmental authority. The RVMTP Share Dividend Rate will in no event exceed 15% per year.

For the period ended December 31, 2022, the annualized dividend rate on each series of the RVMTP Shares ranged from:

	Shares Issued and Outstanding	High	Low	As of December 31, 2022

Series 2049-A RVMTP Shares	500	4.800%	1.040%	4.660%

Series 2050-B RVMTP Shares	1,000	4.830%	1.270%	4.690%

Series 2051-A RVMTP Shares	500	4.800%	1.040%	4.660%

Series 2052-A RVMTP Shares	1,000	4.720%	0.960%	4.580%

Series 2052-B RVMTP Shares	1,000	4.720%	1.360%	4.580%

14. COMMON SHARES OFFERING

Each Fund has authorized an unlimited number of Common Shares at a par value of $0.00001 per share.

Changes in common shares of beneficial interest were as follows (shares and amounts in thousands†):

	PIMCO California Flexible Municipal Income Fund Inception Date through 12/31/2022(a)

	Shares	Amount

Receipts for shares sold

Institutional Class	4,722	$46,507

ANNUAL REPORT	DECEMBER 31, 2022	79

Notes to Financial Statements (Cont.)

	PIMCO California Flexible Municipal Income Fund Inception Date through 12/31/2022(a)

	Shares	Amount

Issued as reinvestment of distributions

Institutional Class	46	$449

Cost of shares repurchased

Institutional Class	0	0

Net increase (decrease) resulting from Fund share transactions	4,768	$46,956

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Inception date of the Fund was June 27, 2022.

	PIMCO Flexible Municipal Income Fund

	Year Ended 12/31/2022		Year Ended 12/31/2021

	Shares	Amount	Shares	Amount

Receipts for shares sold

Institutional Class	32,720	$339,424	44,681	$526,299

Class A-1	6,809	73,568	18,266	215,369

Class A-2	2,814	29,155	2,109	24,900

Class A-3	5,807	59,289	10,543	123,756

Issued as reinvestment of distributions

Institutional Class	741	7,492	307	3,630

Class A-1	769	7,780	266	3,144

Class A-2	75	754	18	210

Class A-3	3	34	0	0

Cost of shares repurchased

Institutional Class	(31,099)	(310,402)	(4,234)	(50,400)

Class A-1	(3,660)	(36,443)	(850)	(10,118)

Class A-2	(511)	(4,911)	(1)	(11)

Class A-3	(5,340)	(57,723)	(1,421)	(16,733)

Net increase (decrease) resulting from Fund share transactions	9,128	$108,017	69,684	$820,046

†	A zero balance may reflect actual amounts rounding to less than one thousand.

80	PIMCO MUNICIPAL INTERVAL FUNDS

December 31, 2022

The following table discloses the number of shareholders that owned 10% or more of the outstanding shares of a Fund along with their respective percent ownership, if any, as of December 31, 2022. Some of these shareholders may be considered related parties, which may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Funds’ Manager.

	Shareholders that own 10% or more of outstanding shares		Total percentage of portfolio held by shareholders that own 10% or more of outstanding shares

	Non-Related Parties	Related Parties	Non-Related Parties	Related Parties

PIMCO California Flexible Municipal Income Fund	1	1	29%	53%

PIMCO Flexible Municipal Income Fund	2	0	46%	0%

15. REPURCHASE OFFERING

Each Fund is an “interval fund” and, in order to provide liquidity to shareholders, each Fund, subject to applicable law, conducts quarterly repurchase offers of the Fund’s outstanding Common Shares at NAV, subject to approval of the Board. In all cases such repurchases will be between 5% and 25%, or such other amount as may be permitted under applicable rules and regulations or no-action, exemptive or other relief of its outstanding Common Shares at NAV, pursuant to Rule 23c-3 under the Act. Each Fund currently expects to conduct quarterly repurchase offers for 10% of their outstanding Common Shares under ordinary circumstances. Each Fund believes that these repurchase offers are generally beneficial to the Funds’ shareholders, and repurchases generally will be funded from available cash or sales of portfolio securities. However, repurchase offers and the need to fund repurchase obligations may affect the ability of each Fund to be fully invested or force the Funds to maintain a higher percentage of their assets in liquid investments, which may harm each Funds’ investment performance. Moreover, diminution in the size of each Fund through repurchases may result in untimely sales of portfolio securities (with associated imputed transaction costs, which may be significant), may limit the ability of each Fund to participate in new investment opportunities or to achieve its investment objective and will tend to increase the Funds’ expense ratio per Common Share for remaining shareholders. Each Fund may accumulate cash by holding back (i.e., not reinvesting) payments received in connection with the Funds’ investments. Each Fund believes that payments received in connection with the Funds’ investments will generate sufficient cash to meet the maximum potential amount of the Funds’ repurchase obligations. If at any time cash and other liquid assets held by the Funds are not sufficient to meet the Funds’ repurchase obligations, each Fund intends, if necessary, to sell investments. If, as expected, each Fund employs investment leverage, repurchases of Common Shares would compound the adverse effects of leverage in a declining market. In addition, if a Fund borrows to finance repurchases, interest on that borrowing will negatively affect common shareholders who do not tender their Common Shares by increasing the Funds’ expenses and reducing any net investment income.

If a repurchase offer is oversubscribed, a Fund may determine to increase the amount repurchased by up to 2% of its outstanding shares as of the date of the Repurchase Request Deadline (as defined in each Fund’s prospectus). In the event that the Funds determine not to repurchase more than the repurchase offer amount, or if shareholders tender more than the repurchase offer amount plus 2%

ANNUAL REPORT	DECEMBER 31, 2022	81

Notes to Financial Statements (Cont.)

of the Funds’ outstanding shares as of the date of the Repurchase Request Deadline, the Funds will repurchase the Common Shares tendered on a pro rata basis, and shareholders will have to wait until the next repurchase offer to make another repurchase request. As a result, shareholders may be unable to liquidate all or a given percentage of their investment in the Funds during a particular repurchase offer. Some shareholders, in anticipation of proration, may tender more Common Shares than they wish to have repurchased in a particular quarter, thereby increasing the likelihood that proration will occur. A shareholder may be subject to market and other risks, and the NAV of Common Shares tendered in a repurchase offer may decline between the Repurchase Request Deadline and the date on which the NAV for tendered Common Shares is determined. In addition, the repurchase of Common Shares by the Funds may be a taxable event to shareholders.

During the period ended December 31, 2022, PIMCO Flexible Municipal Income Fund engaged in repurchase offers as follows:

PIMCO Flexible Municipal Income Fund

Repurchase Request Deadline	Repurchase Offer Amount (as a percentage of outstanding shares)	Number of Shares Repurchased	Percentage of Outstanding Shares Repurchased

February 4, 2022
Institutional Class	10%	1,733,784	2.48%
A-1	10	377,576	1.59
A-2	10	100	0.00
A-3	10	2,909,729	14.33

May 4, 2022
Institutional Class	10	13,211,312	21.30
A-1	10	760,806	3.00
A-2	10	112,504	4.08
A-3	10	581,370	2.82

August 4, 2022
Institutional Class	10	4,164,700	5.95
A-1	10	591,241	2.28
A-2	10	48,984	1.66
A-3	10	783,919	3.67

November 4, 2022
Institutional Class	10	11,920,661	18.79
A-1	10	1,742,228	6.78
A-2	10	335,656	10.13
A-3	10	1,064,703	4.88

During the period ended December 31, 2022, PIMCO California Flexible Municipal Income Fund did not conduct repurchase offers.

82	PIMCO MUNICIPAL INTERVAL FUNDS

December 31, 2022

16. REGULATORY AND LITIGATION MATTERS

The Funds are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

On May 17, 2022, Allianz Global Investors U.S. LLC (“AGI U.S.”) pleaded guilty in connection with the proceeding United States of America v. Allianz Global Investors U.S. LLC. AGI U.S. is an indirect subsidiary of Allianz SE. The conduct resulting in the matter described above occurred entirely within AGI U.S. and did not involve PIMCO or the Distributor, or any personnel of PIMCO or the Distributor. Nevertheless, because of the disqualifying conduct of AGI U.S., their affiliate, PIMCO would have been disqualified from serving as the investment adviser, and the Distributor would have been disqualified from serving as the principal underwriter, to the Funds in the absence of SEC exemptive relief. PIMCO and the Distributor have received exemptive relief from the SEC to permit them to continue serving as investment adviser and principal underwriter for U.S.- registered investment companies, including the Funds.

The foregoing speaks only as of the date of this report.

17. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made. Due to the timing of when distributions are made by a Fund, the Fund may be subject to an excise tax of 4% of the amount by which 98% of the Fund’s annual taxable income and 98.2% of net realized gains exceed the distributions from such taxable income and realized gains for the calendar year.

A Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Manager has reviewed the Funds’ tax positions for all open tax years. As of December 31, 2022, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

ANNUAL REPORT	DECEMBER 31, 2022	83

Notes to Financial Statements (Cont.)

As of December 31, 2022, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Tax Exempt Income	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late- Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)	Total Components of Distributable Earnings

PIMCO California Flexible Municipal Income Fund	$19	$0	$0	$109	$0	$(221)	$0	$0	$(93)

PIMCO Flexible Municipal Income Fund	16,991	0	0	(95,601)	0	(108,270)	0	0	(186,880)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for interest accrued from defaulted securities and RIB/TOB adjustments.

(3)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America mainly for distributions payable at fiscal year end.
(4)	Capital losses available to offset future net capital gains as shown below.
(5)	Capital losses realized during the period November 1, 2022 through December 31, 2022 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.
(6)	Specified losses realized during the period November 1, 2022 through December 31, 2022 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of December 31, 2022, the Funds had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO California Flexible Municipal Income Fund	$219	$2

PIMCO Flexible Municipal Income Fund	79,829	28,441

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of December 31, 2022, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PIMCO California Flexible Municipal Income Fund	$46,588	$645	$(535)	$110

PIMCO Flexible Municipal Income Fund	1,697,201	21,925	(117,526)	(95,601)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for interest accrued from defaulted securities.

84	PIMCO MUNICIPAL INTERVAL FUNDS

December 31, 2022

For the fiscal years ended December 31, 2022 and December 31, 2021, respectively, the Fund made the following tax basis distributions (amounts in thousands†):

	December 31, 2022				December 31, 2021
	Tax-Exempt Income Distributions	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Tax-Exempt Income Distributions	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

PIMCO California Flexible Municipal Income Fund	$549	$0	$0	$0	$0	$0	$0	$0

PIMCO Flexible Municipal Income Fund	31,294	10,035	751	0	18,758	2,501	425	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

18. SUBSEQUENT EVENTS

In preparing these financial statements, the Funds’ management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

There were no subsequent events identified that require recognition or disclosure.

ANNUAL REPORT	DECEMBER 31, 2022	85

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of PIMCO California Flexible Municipal Income Fund and PIMCO Flexible Municipal Income Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds indicated in the table below (hereafter collectively referred to as the “Funds”) as of December 31, 2022, the related statements of operations, cash flows for PIMCO Flexible Municipal Income Fund, and changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2022, the results of each of their operations, the cash flows for PIMCO Flexible Municipal Income Fund, the changes in each of their net assets and each of the financial highlights for each of the periods indicated in the table below in conformity with accounting principles generally accepted in the United States of America.

PIMCO California Flexible Municipal Income Fund (1)

PIMCO Flexible Municipal Income Fund (2)

(1) Statements of operations and changes in net assets and the financial highlights for the period June 27, 2022 (inception date) through December 31, 2022

(2) Statements of operations and cash flows for the year ended December 31, 2022, statement of changes in net assets for the years ended December 31, 2022 and 2021 and the financial highlights for each of the periods indicated therein

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

February 28, 2023

We have served as the auditor of one or more investment companies in PIMCO Interval Funds since 2016.

86	PIMCO MUNICIPAL INTERVAL FUNDS

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Currency Abbreviations:
USD (or $)	United States Dollar

Exchange Abbreviations:
OTC	Over the Counter

Index/Spread Abbreviations:
MUNIPSA	Securities Industry and Financial Markets Association (SIFMA) Municipal Swap Index	SOFR	Secured Overnight Financing Rate
US0003M	ICE 3-Month USD LIBOR

Municipal Bond or Agency Abbreviations:
AGM	Assured Guaranty Municipal	FGIC	Financial Guaranty Insurance Co.
AMBAC	American Municipal Bond Assurance Corp.	NPFGC	National Public Finance Guarantee Corp.
BAM	Build America Mutual Assurance	PSF	Public School Fund
SGI	Syncora Guarantee, Inc.

Other Abbreviations:
BABs	Build America Bonds	TBA	To-Be-Announced

ANNUAL REPORT	DECEMBER 31, 2022	87

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Fund’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the following Fund’s fiscal 2022 ordinary income dividend that qualifies for the corporate dividend corporate dividend received deduction is set forth below.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentage of ordinary dividends paid during the fiscal year ended December 31, 2022 was designated as ‘‘qualified dividend income’‘ as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 subject to reduced tax rates in 2022.

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended December 31, 2022 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended December 31, 2022 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

Section 163(j) Interest Dividends.  The Fund intends to pass through the maximum amount allowable as Section 163(j) Interest defined in Proposed Treasury Section 1.163(j)-1(b). The 163(j) percentage of ordinary income distributions are as follows:

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s)†	Qualified Short-Term Capital Gains (000s)†	163(j) Interest Dividends (000s)†

PIMCO California Flexible Municipal Income Fund	0%	0%	$549	$0	$0
PIMCO Flexible Municipal Income Fund	3%	5%	41,329	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Funds. In January 2023, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2022.

Section 199A Dividends.  Non-corporate Fund shareholders of the Funds below meeting certain holding period requirements may be able to deduct up to 20 percent of qualified REIT dividends passed through and reported to the shareholders by the Funds as IRC section 199A dividends. The IRC section 199A percentage of ordinary dividends are as follows:

199A Dividends

PIMCO California Flexible Municipal Income Fund	0%

PIMCO Flexible Municipal Income Fund	0%

88	PIMCO MUNICIPAL INTERVAL FUNDS

Distribution Information

(Unaudited)

For purposes of Section 19 of the Investment Company Act of 1940 (the “Act”), the Funds estimated the periodic sources of any dividends paid during the period covered by this report in accordance with good accounting practice. Pursuant to Rule 19a-1(e) under the Act, the table below sets forth the actual source information for dividends paid during the six month period ended December 31, 2022 calculated as of each distribution period pursuant to Section 19 of the Act. The information below is not provided for U.S. federal income tax reporting purposes. The tax character of all dividends and distributions is reported on Form 1099-DIV (for shareholders who receive U.S. federal tax reporting) at the end of each calendar year. See the Financial Highlights section of this report for the tax characterization of distributions determined in accordance with federal income tax regulations for the fiscal year.

PIMCO California Flexible Municipal Income Fund

Institutional Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

July 2022	$0.0205	$0.0000	$0.0000	$0.0205

August 2022	$0.0245	$0.0000	$0.0000	$0.0245

September 2022	$0.0279	$0.0000	$0.0000	$0.0279

October 2022	$0.0282	$0.0000	$0.0000	$0.0282

November 2022	$0.0288	$0.0000	$0.0000	$0.0288

December 2022	$0.0321	$0.0000	$0.0000	$0.0321

PIMCO Flexible Municipal Income Fund

Institutional Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

July 2022	$0.0315	$0.0000	$0.0000	$0.0315

August 2022	$0.0329	$0.0000	$0.0000	$0.0329

September 2022	$0.0350	$0.0000	$0.0000	$0.0350

October 2022	$0.0310	$0.0000	$0.0000	$0.0310

November 2022	$0.0361	$0.0000	$0.0000	$0.0361

December 2022	$0.0413	$0.0000	$0.0000	$0.0413

A-1	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

July 2022	$0.0273	$0.0000	$0.0000	$0.0273

August 2022	$0.0285	$0.0000	$0.0000	$0.0285

September 2022	$0.0307	$0.0000	$0.0000	$0.0307

October 2022	$0.0273	$0.0000	$0.0000	$0.0273

November 2022	$0.0321	$0.0000	$0.0000	$0.0321

December 2022	$0.0368	$0.0000	$0.0000	$0.0368

ANNUAL REPORT	DECEMBER 31, 2022	89

Distribution Information (Cont.)

(Unaudited)

A-2	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

July 2022	$0.0271	$0.0000	$0.0000	$0.0271

August 2022	$0.0286	$0.0000	$0.0000	$0.0286

September 2022	$0.0308	$0.0000	$0.0000	$0.0308

October 2022	$0.0273	$0.0000	$0.0000	$0.0273

November 2022	$0.0322	$0.0000	$0.0000	$0.0322

December 2022	$0.0370	$0.0000	$0.0000	$0.0370

A-3	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

July 2022	$0.0248	$0.0000	$0.0000	$0.0248

August 2022	$0.0262	$0.0000	$0.0000	$0.0262

September 2022	$0.0286	$0.0000	$0.0000	$0.0286

October 2022	$0.0254	$0.0000	$0.0000	$0.0254

November 2022	$0.0301	$0.0000	$0.0000	$0.0301

December 2022	$0.0346	$0.0000	$0.0000	$0.0346

*

The source of dividends provided in the table differs, in some respects, from information presented in this report prepared in accordance with generally accepted accounting principles, or U.S. GAAP. For example, net earnings from certain interest rate swap contracts are included as a source of net investment income for purposes of Section 19(a). Accordingly, the information in the table may differ from information in the accompanying financial statements that are presented on the basis of U.S. GAAP and may differ from tax information presented in the footnotes. Amounts shown may include accumulated, as well as fiscal period net income and net profits.

**	Occurs when a fund distributes an amount greater than its accumulated net income and net profits. Amounts are not reflective of a fund’s net income, yield, earnings or investment performance.

90	PIMCO MUNICIPAL INTERVAL FUNDS

Change to Board of Trustees

(Unaudited)

Effective July 1, 2022, the Board of Trustees appointed Ms. Kathleen McCartney as a Trustee of the Funds.

Effective December 31, 2022, Mr. William B. Ogden, IV retired from his position as a Trustee of the Funds.

ANNUAL REPORT	DECEMBER 31, 2022	91

Dividend Reinvestment Plan

(Unaudited)

Pursuant to the Fund’s dividend reinvestment plan (the “Plan”), all common shareholders will have all dividends, including any capital gain dividends, reinvested automatically in additional Common Shares by SS&C Global Investor & Distribution Solutions, Inc., as agent for the Common Shareholders (the “Plan Agent”), unless the shareholder elects to receive cash. An election to receive cash may be revoked or reinstated at the option of the shareholder. In the case of record shareholders such as banks, brokers or other nominees that hold common shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder as representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who are to participate in the Plan. Shareholders whose shares are held in the name of a bank, broker or nominee should contact the bank, broker or nominee for details. Such shareholders may not be able to transfer their shares to another bank or broker and continue to participate in the Plan.

Common Shares received under the Plan will be issued to you at their NAV on the ex-dividend date; there is no sales or other charge for reinvestment. You are free to withdraw from the Plan and elect to receive cash at any time by giving written notice to the Plan Agent or by contacting your broker or dealer, who will inform the Fund. Your request must be received by the Fund at least ten days prior to the payment date of the distribution to be effective for that dividend or capital gain distribution.

The Plan Agent provides written confirmation of all transactions in the shareholder accounts in the Plan, including information you may need for tax records. Any proxy you receive will include all Common Shares you have received under the Plan.

Automatically reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions. See “Tax Matters.”

The Fund and the Plan Agent reserve the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from the Plan Agent.

92	PIMCO MUNICIPAL INTERVAL FUNDS

Management of the Funds

(Unaudited)

The chart below identifies Trustees and Officers of the Fund. Unless otherwise indicated, the address of all persons below is c/o Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

A list of officers and trustees of PIMCO containing information as to any business, profession, vocation, or employment of a substantial nature engaged in by such officers and directors during the past two years is included in the most recent Form ADV filed by PIMCO pursuant to the Investment Advisers Act of 1940.

The Funds’ Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (844) 312-2113.

Name and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Independent Trustees

Deborah A. DeCotis 1952	Chair of the Board, Trustee	Since inception.	Advisory Director, Morgan Stanley & Co., Inc. (since 1996); Member, Circle Financial Group (since 2009); Member, Council on Foreign Relations (since 2013); Trustee, Smith College (since 2017); and Director, Watford Re (since 2017). Formerly, Co-Chair Special Projects Committee, Memorial Sloan Kettering (2005-2015); Trustee, Stanford University (2010-2015); Principal, LaLoop LLC, a retail accessories company (1999-2014); Director, Helena Rubenstein Foundation (1997-2010); and Director, Armor Holdings (2002-2010).	26	Trustee, Allianz Funds (2011- 2021); Trustee, Virtus Funds (2021-Present).

Sarah E. Cogan 1956	Trustee	Since 2019 (PIMCO Flexible Municipal Income Fund); Since inception (PIMCO California Flexible Municipal Income Fund).	Retired Partner, Simpson Thacher & Bartlett LLP (law firm) (1989-2018); Director, Girl Scouts of Greater New York, Inc. (since 2016); and Trustee, Natural Resources Defense Council, Inc. (since 2013).	26	Trustee, Allianz Funds (2019-2021); Trustee, Virtus Funds (2021-Present).

ANNUAL REPORT	DECEMBER 31, 2022	93

Management of the Fund (Cont.)

Name and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years

Joseph B. Kittredge, Jr. 1954	Trustee	Since 2020 (PIMCO Flexible Municipal Income Fund); Since inception (PIMCO California Flexible Municipal Income Fund).	Trustee (since 2019) and Governance Committee (since 2020), Vermont Law School; Director and Treasurer, Center for Reproductive Rights (since 2015); Formerly, Director (2013-2020) and Chair (2018-2020), ACLU of Massachusetts; General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (2005-2018) and Partner (2007-2018); President, GMO Trust (institutional mutual funds) (2009-2018); Chief Executive Officer, GMO Trust (2009-2015); President and Chief Executive Officer, GMO Series Trust (platform based mutual funds) (2011-2013).	26	Trustee, GMO Trust (2010-2018); Chairman of the Board of Trustees, GMO Series Trust (2011-2018).

Kathleen A. McCartney 1956	Trustee	Since 2022.	President, Smith College (since 2013); Director (since 2013) and President (since 2020), Five Colleges, Inc., consortium of liberal arts colleges and universities (since 2013); Formerly, Director, American Council on Education Board of Directors, (2015-2019); Director, Consortium on Financing Higher Education Board of Directors (2015-2019); Director, edX Board of Directors, online course provider (2012-2013); Director, Bellwether Education Partners Board, national nonprofit organization (2010-2013); Dean, Harvard Graduate School of Education (2006-2013); Trustee, Tufts University (2007-2013).	26	None

94	PIMCO MUNICIPAL INTERVAL FUNDS

(Unaudited)

Name and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years

Alan Rappaport 1953	Trustee	Since inception.	Director, Victory Capital Holdings, Inc., an asset management firm (since 2013). Formerly, Adjunct Professor, New York University Stern School of Business (2011-2020); Lecturer, Stanford University Graduate School of Business (2013-2020); Advisory Director (formerly Vice Chairman), Roundtable Investment Partners (2009-2018); Member of Board of Overseers, NYU Langone Medical Center (2015-2016); Trustee, American Museum of Natural History (2005-2015); Trustee, NYU Langone Medical Center (2007-2015); and Vice Chairman (formerly, Chairman and President), U.S. Trust (formerly, Private Bank of Bank of America, the predecessor entity of U.S. Trust) (2001-2008).	26	Trustee, Allianz Funds (2010-2021); Chairman of the Board of Trustees, Virtus Closed-End Funds (2021-Present).

E. Grace Vandecruze 1963	Trustee	Since 2021 (PIMCO Flexible Municipal Income Fund); Since inception (PIMCO California Flexible Municipal Income Fund).	Founder and Managing Director, Grace Global Capital LLC, a strategic advisory firm to the insurance industry (since 2006); Director, The Doctors Company, a medical malpractice insurance company (since 2020); Chief Financial Officer, Athena Technology Acquisition Corp, a special purpose acquisition company (since 2021); Director, Link Logistics REIT, a real estate company (since 2021); Director and Member of the Investment & Risk Committee, Resolution Life Group Holdings, a global life insurance group (since 2021); and Director, Wharton Graduate Executive Board. Formerly, Director, Resolution Holdings (2015-2019). Formerly, Director and Member of the Audit Committee and the Wealth Solutions Advisory Committee, M Financial Group, a life insurance company (2015-2021); Director, SBLI USA, a life insurance company (2015-2018).	26	None

ANNUAL REPORT	DECEMBER 31, 2022	95

Management of the Fund (Cont.)

Name and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years

Interested Trustees

David N. Fisher** 1968	Trustee	Since 2019 (PIMCO Flexible Municipal Income Fund); Since inception (PIMCO California Flexible Municipal Income Fund).	Managing Director and Co-Head of U.S. Global Wealth Management Strategic Accounts, PIMCO (since 2021); Managing Director and Head of Traditional Product Strategies, PIMCO (2015-2021); and Director, Court Appointed Special Advocates (CASA) of Orange County, a non-profit organization (since 2015). Formerly, Global Bond Strategist, PIMCO (2008-2015); and Managing Director and Head of Global Fixed Income, HSBC Global Asset Management (2005-2008)	26	None

John C. Maney*** 1959	Trustee	Since inception.	Senior Advisor to PIMCO (since June 2021); Non-Executive Director and a member of the Compensation Committee of PIMCO Europe Ltd (since December 2017). Formerly, Consultant to PIMCO (January 2020-June 2021); Managing Director of Allianz Asset Management of America L.P. (2005-2019); member of the Management Board and Chief Operating Officer of Allianz Asset Management of America L.P (2006-2019); Member of the Management Board of Allianz Global Investors Fund Management LLC (2007-2014) and Managing Director of Allianz Global Investors Fund Management LLC (2011-2014)	26	None

*	Under the Fund’s Amended and Restated Agreement and Declaration of Trust, a Trustee serves until his or her retirement, resignation or replacement.
**

Mr. Fisher is an “interested person” of the Fund, as defined in Section 2(a)(19) of the Act, due to his affiliation with PIMCO and its affiliates. Mr. Fisher’s address is 650 Newport Center Drive, Newport Beach, California 92660.

***

Mr. Maney is an “interested person” of the Fund, as defined in Section 2(a)(19) of the Act, due to his affiliation with PIMCO and its affiliates. Mr. Maney’s address is 650 Newport Center Drive, Newport Beach, California 92660.

96	PIMCO MUNICIPAL INTERVAL FUNDS

(Unaudited)

Officers

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years

Eric D. Johnson[1] 1970	President	Since 2019	Executive Vice President and Head of Funds Business Group Americas, PIMCO. President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT and PIMCO Flexible Real Estate Income Fund.

Keisha Audain-Pressley 1975	Chief Compliance Officer	Since inception	Executive Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Capital Solutions BDC Corp. and PIMCO Flexible Real Estate Income Fund.

Ryan Leshaw[1] 1980	Chief Legal Officer	Since 2019	Executive Vice President and Senior Counsel, PIMCO. Chief Legal Officer, PIMCO-Managed Funds, PIMCO Capital Solutions BDC Corp. and PIMCO Flexible Real Estate Income Fund. Chief Legal Officer and Secretary, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Associate, Willkie Farr & Gallagher LLP.

Joshua D. Ratner 1976	Senior Vice President	Since 2019	Executive Vice President and Head of Americas Operations, PIMCO. Senior Vice President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Peter G. Strelow[1] 1970	Senior Vice President	Since 2019	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Chief Administrative Officer, PIMCO.

Wu-Kwan Kit[1] 1981	Vice President, Senior Counsel and Secretary	Since 2018	Senior Vice President and Senior Counsel, PIMCO. Vice President, Senior Counsel and Secretary, PIMCO-Managed Funds, PIMCO Capital Solutions BDC Corp. and PIMCO Flexible Real Estate Income Fund. Assistant Secretary, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Assistant General Counsel, VanEck Associates Corp.

Douglas B. Burrill 1980	Vice President	Since August 2022	Senior Vice President, PIMCO. Vice President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Capital Solutions BDC Corp. and PIMCO Flexible Real Estate Income Fund.

Elizabeth A. Duggan[1] 1964	Vice President	Since 2021	Executive Vice President, PIMCO. Vice President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Capital Solutions BDC Corp. and PIMCO Flexible Real Estate Income Fund.

Mark A. Jelic[1] 1981	Vice President	Since 2021	Senior Vice President, PIMCO. Vice President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Capital Solutions BDC Corp. and PIMCO Flexible Real Estate Income Fund.

ANNUAL REPORT	DECEMBER 31, 2022	97

Management of the Fund (Cont.)

(Unaudited)

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years

Kenneth W. Lee[1] 1972	Vice President	Since August 2022	Senior Vice President, PIMCO. Vice President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Capital Solutions BDC Corp. and PIMCO Flexible Real Estate Income Fund.

Brian J. Pittluck[1] 1977	Vice President	Since 2020	Senior Vice President, PIMCO. Vice President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Capital Solutions BDC Corp. and PIMCO Flexible Real Estate Income Fund.

Keith A. Werber[1] 1973	Vice President	Since June 2022	Executive Vice President, PIMCO. Vice President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Capital Solutions BDC Corp. and PIMCO Flexible Real Estate Income Fund.

Bijal Y. Parikh[1] 1978	Treasurer	Since 2021	Executive Vice President, PIMCO. Treasurer, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT and PIMCO Flexible Real Estate Income Fund.

Brandon T. Evans[1] 1982	Deputy Treasurer	Since March 2022	Senior Vice President, PIMCO. Deputy Treasurer, PIMCO-Managed Funds. Assistant Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT and PIMCO Flexible Real Estate Income Fund.

Erik C. Brown[2] 1967	Assistant Treasurer	Since inception	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Capital Solutions BDC Corp. and PIMCO Flexible Real Estate Income Fund.

[1]	The address of these officers is Pacific Investment Management Company LLC, 650 Newport Center Drive, Newport Beach, California 92660.
[2]	The address of these officers is Pacific Investment Management Company LLC, 401 Congress Ave., Austin, Texas 78701.

98	PIMCO MUNICIPAL INTERVAL FUNDS

Privacy Policy1

(Unaudited)

The Funds2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Non-Public Personal Information

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial professional or consultant, and/or from information captured on applicable websites.

Respecting Your Privacy

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial professional or consultant.

Sharing Information with Third Parties

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any Fund in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject

ANNUAL REPORT	DECEMBER 31, 2022	99

Privacy Policy1 (Cont.)

(Unaudited)

to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

Information Collected from Websites

The Funds or their service providers and partners may collect information from shareholders via websites they maintain. The information collected via websites maintained by the Funds or their service providers includes client non-public personal information.

Changes to the Privacy Policy

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of June 25, 2020.

2 PIMCO Investments LLC (“PI”) serves as the Funds’ distributor and does not provide brokerage services or any financial advice to investors in the Funds solely because it distributes the Funds. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a shareholder of a series of a Trust who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

3 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Funds”).

100	PIMCO MUNICIPAL INTERVAL FUNDS

General Information

Investment Manager

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent, Dividend Paying Agent and Registrar for Common Shares

SS&C Global Investor & Distribution Solutions, Inc.

430 W. 7th Street, STE 219993

Kansas City, MO 64105-1407

Transfer Agent, Dividend Paying Agent and Registrar for Remarketable Variable Rate MuniFund Term Preferred Shares

The Bank of New York Mellon

240 Greenwich Street, 7E

New York, New York 10286

Legal Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Fund listed on the report cover.

PIF3002AR_123122

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer and principal financial officer. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the principal executive officer or principal financial officer during the period covered by this report.

A copy of the Code is included as an exhibit to this report.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees has determined that Joseph B. Kittredge, Jr., who serves on the Board’s Audit Oversight Committee, qualifies as an “audit committee financial expert” as such term is defined in the instructions to this Item 3. The Board has also determined that Mr. Kittredge is “independent” as such term is interpreted under this Item 3.

Item 4.	Principal Accountant Fees and Services.

(a)	Fiscal Year Ended	Audit Fees
	December 31, 2022	$ 105,849
	December 31, 2021	$ 121,184

(b)	Fiscal Year Ended	Audit-Related Fees(1)
	December 31, 2022	$ —
	December 31, 2021	$ —

(c)	Fiscal Year Ended	Tax Fees (2)
	December 31, 2022	$ —
	December 31, 2021	$ —

(d)	Fiscal Year Ended	All Other Fees (3)
	December 31, 2022	$ —
	December 31, 2021	$ —

“Audit Fees” represents fees billed for each of the last two fiscal years for professional services rendered for the audit and review of the Registrant’s annual financial statements for those fiscal years or services that are normally provided by the accountant in connection with statutory or regulatory filings or engagements for those fiscal years.

“Audit-Related Fees” represents fees billed for each of the last two fiscal years for assurance and related services that are reasonably related to the performance of the audit or review of the Registrant’s financial statements, but not reported under “Audit Fees” above, and that include accounting consultations, agreed-upon procedure reports (inclusive of annual review of basic maintenance testing associated with the Preferred Shares), attestation reports and comfort letters for those fiscal years.

“Tax Fees” represents fees billed for each of the last two fiscal years for professional services related to tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, and tax distribution and analysis reviews.

“All Other Fees” represents fees, if any, billed for other products and services rendered by the principal accountant to the Registrant other than those reported above under “Audit Fees,” “Audit-Related Fees” and “Tax Fees” for the last two fiscal years.

(1) There were no “Audit-Related Fees” for the last two fiscal years.

(2) There were no “Tax Fees” for the last two fiscal years.

(3) There were no “All Other Fees” for the last two fiscal years.

(e)	Pre-approval policies and procedures

(1) The Registrant’s Audit Oversight Committee has adopted pre-approval policies and procedures (the “Procedures”) to govern the Audit Oversight Committee’s pre-approval of (i) all audit services and permissible non-audit services to be provided to the Registrant by its independent accountant, and (ii) all permissible non-audit services to be provided by such independent accountant to the Registrant’s investment adviser and to any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant (collectively, the “Service Affiliates”) if the services provided directly relate to the Registrant’s operations and financial reporting. In accordance with the Procedures, the Audit Oversight Committee is responsible for the engagement of the independent accountant to certify the Registrant’s financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the Registrant and its Service Affiliates, the Procedures provide that the Audit Oversight Committee may annually pre-approve a list of types or categories of non-audit services that may be provided to the Registrant or its Service Affiliates, or the Audit Oversight Committee may pre-approve such services on a project-by-project basis as they arise. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Oversight Committee if it is to be provided by the independent accountant. The Procedures also permit the Audit Oversight Committee to delegate authority to one or more of its members to pre-approve any proposed non-audit services that have not been previously pre-approved by the Audit Oversight Committee, subject to the ratification by the full Audit Oversight Committee no later than its next scheduled meeting.

(2) With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Oversight Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)

		Aggregate Non-Audit Fees Billed to Entity
Entity		December 31, 2022	December 31, 2021
PIMCO Flexible Municipal Income Fund	$	—	$—
Pacific Investment Management Company LLC (“PIMCO”)		20,915,827	14,971,260

Totals	$	20,915,827	$14,971,260

(h)

The Registrant’s Audit Oversight Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant which were not pre-approved (not requiring pre-approval) is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing audit committee (known as the Audit Oversight Committee) established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Oversight Committee is comprised of:

 Sarah E. Cogan

 Deborah A. DeCotis

 Joseph B. Kittredge, Jr.

 Alan Rappaport

 E. Grace Vandecruze

 Kathleen A. McCartney

Item 6.	Schedule of Investments.

The information required by this Item 6 is included as part of the annual report to shareholders filed under Item 1 of this Form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Policy Statement: PIMCO adopted a written proxy voting policy (“Proxy Policy”) as required by Rule 206(4)-6 under the Advisers Act. The Proxy Policy is intended to foster PIMCO’s compliance with its fiduciary obligations and applicable law. The Proxy Policy applies to any voting or consent rights with respect to securities held in accounts over which PIMCO has discretionary voting authority. The Proxy Policy is designed in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO’s clients.

Overview: As a general matter, PIMCO will adhere to its fiduciary obligations for any proxies it has the authority to vote on behalf of its clients. Each proxy is voted on a case-by-case basis, taking into account relevant facts and circumstances. When considering client proxies1, PIMCO may determine not to vote a proxy in limited circumstances.

Equity Securities.2 PIMCO has retained an Industry Service Provider (“ISP”)3 to provide research and voting recommendations for proxies relating to Equity Securities in accordance with the ISP’s guidelines. By following the guidelines of an independent third party, PIMCO seeks to mitigate potential conflicts of interest PIMCO may have with respect to proxies covered by the ISP. PIMCO will follow the recommendations of the ISP unless: (i) the ISP does not provide a voting recommendation; or (ii) a PM/Analyst decides to override the ISP’s voting recommendation. In each case as described above, the Legal and Compliance department will review the proxy to determine whether an actual or potential conflict of interest exists. When the ISP does not provide a voting recommendation, the relevant PM/Analyst will make a determination regarding how, or if, the proxy will be voted by completing required documentation.

Fixed Income Securities. Fixed income securities can be processed as proxy ballots or corporate action-consents4 at the discretion of the issuer/ custodian. When processed as proxy ballots, the ISP generally does not provide a voting recommendation and their role is limited to election processing and recordkeeping. In such instances, any elections would follow the standard process discussed above for Equity Securities. When processed as corporate action-consents, the Legal and Compliance department will review all election forms to determine whether an actual or potential conflict of interest exists with respect to the PM’s consent election. PIMCO’s Credit Research and Portfolio Management Groups are responsible for issuing recommendations on how to vote proxy ballots and corporation action-consents with respect to fixed income securities.

Resolution of potential/identified conflicts of interest. The Proxy Policy permits PIMCO to seek to resolve material conflicts of interest by pursuing any one of several courses of action. With respect to material conflicts of interest between PIMCO and a client account, the Proxy Policy permits PIMCO to either: (i) convene a working group to assess and resolve the conflict (the “Proxy Working Group”); or (ii) vote in accordance with protocols previously established by the Proxy Policy, the Proxy Working Group and/or other relevant procedures approved by PIMCO’s Legal and Compliance department or PIMCO’s Conflict Committee with respect to specific types of conflicts.

PIMCO will supervise and periodically review its proxy voting activities and the implementation of the Proxy Policy. PIMCO’s Proxy Policy, and information about how PIMCO voted a client’s proxies, is available upon request.

ISP Oversight: Consistent with its fiduciary obligations, PIMCO will perform periodic due diligence and oversight of ISP’s engaged to provide PIMCO with proxy voting research and recommendations. PIMCO’s due diligence and oversight process includes, but is not limited to, the evaluation of: the ISP’s capacity and competency to provide proxy voting research and recommendations5 and the ISP’s compliance program.

Sub-Adviser Engagement: As an investment manager, PIMCO may exercise its discretion to engage a Sub-Adviser to provide portfolio management services to certain PIMCO-affiliated Funds. Consistent with its management responsibilities, the Sub-Adviser will assume the authority for voting proxies on behalf of PIMCO for these Funds. Sub-Advisers may utilize third parties to perform certain services related to their portfolio management responsibilities. As a fiduciary, PIMCO will maintain oversight of the investment management responsibilities (which may include proxy voting) performed by the Sub-Adviser and contracted third parties.

1 Proxies generally describe corporate action consent rights (relative to fixed income securities) and proxy voting ballots (relative to fixed income or equity securities) as determined by the issuer or custodian.

2 The term “Equity Securities” means common and preferred stock, including common and preferred shares issued by investment companies; it does not include debt securities convertible into equity securities.

3 The ISP for Equity Securities proxy voting is Institutional Shareholder Services (“ISS”), Inc., 1177 Avenue of the Americas 2nd Floor, New York NY 10036.

4 Voting or consent rights shall not include matters which are primarily decisions to buy or sell investments, such as tender offers, exchange offers, conversions, put options, redemptions, and Dutch auctions.

5 This includes the adequacy and quality of the ISP’s operational infrastructure as it relates to its process for seeking timely input from issuers and its voting methodologies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)

As of March 8, 2023, the following individuals have primary responsibility for the day-to-day management of the PIMCO Flexible Municipal Income Fund (the “Fund”):

David Hammer

Mr. Hammer has been the portfolio manager of the Fund since August 2015. Mr. Hammer is a Managing Director and municipal bond portfolio manager in the Newport Beach office. He rejoined PIMCO in 2015 from Morgan Stanley, where he was managing director and head of municipal trading, risk management and research. Previously at PIMCO, he was a senior vice president and municipal bond portfolio manager, and prior to joining PIMCO in 2012, he was an executive director and head of the high yield and distressed municipal bond trading group at Morgan Stanley.

Rachel Betton

Ms. Betton has been a portfolio manager of the Fund since its inception in March 2018. Ms. Betton is an executive vice president and municipal bond portfolio manager in the New York office. Prior to joining PIMCO in 2013, she was a municipal high yield and distressed trader at Morgan Stanley. Additionally, she was a public finance banker, focusing on municipal asset-backed securitizations and revenue-backed credits in the Midwest.

Amit Arora

Mr. Arora has been a portfolio manager of the Fund since August 2019. Mr. Arora is an executive vice president and portfolio manager in the Newport Beach office and a member of the credit and liability-driven portfolio management teams. He manages credit portfolios focusing on investment grade and long credit. He was previously a senior member of PIMCO’s global risk management team. Prior to joining PIMCO in 2009, he was an executive director, responsible for credit hybrids and exotics trading at J.P. Morgan.

(a)(2)

The following summarizes information regarding each of the accounts, excluding the Fund, managed by the portfolio managers as of December 31, 2022, including accounts managed by a team, committee, or other group that includes a portfolio managers. Unless mentioned otherwise, the advisory fee charged for managing each of the accounts listed below is not based on performance.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	#	AUM($million)	#	AUM($million)	#	AUM($million)
David Hammer	28	$11,350.58	8	$31,220.35	163	$12,882.61
Rachel Betton[1]	13	$7,963.12	3	$265.11	0	$0.00

Amit Arora[2]	5	$14,740.68	8	$1,859.60	141	$22,503.07

1 Of these Other Pooled Investment Vehicles,     1     account(s) totaling $183.77 million in assets pay(s) an advisory fee that is based in part on the performance of the accounts.

2 Of these Other Accounts, 1 account(s) totaling   $375.45 million in assets pay(s) an advisory fee that is based in part on the performance of the accounts.

From time to time, potential and actual conflicts of interest may arise between a portfolio manager’s management of the investments of the Fund, on the one hand, and the management of other accounts, on the other. Potential and actual conflicts of interest may also arise as a result of PIMCO’s other business activities and PIMCO’s possession of material non-public information (“MNPI”) about an issuer. Other accounts managed by a portfolio manager might have similar investment objectives or strategies as the Fund, track the same index the Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Fund. The other accounts might also have different investment objectives or strategies than the Fund. Potential and actual conflicts of interest may also arise as a result of PIMCO serving as investment adviser to accounts that invest in the Fund. In this case, such conflicts of interest could in theory give rise to incentives for PIMCO to, among other things, vote proxies of the Fund in a manner beneficial to the investing account but detrimental to the Fund. Conversely, PIMCO’s duties to the Fund, as well as regulatory or other limitations applicable to the Fund, may affect the courses of action available to PIMCO-advised accounts (including certain funds) that invest in the Fund in a manner that is detrimental to such investing accounts.

Because PIMCO is affiliated with Allianz SE, a large multi-national financial institution (together with its affiliates, “Allianz”), conflicts similar to those described below may occur between the Fund or other accounts managed by PIMCO and PIMCO’s affiliates or accounts managed by those affiliates. Those affiliates (or their clients), which generally operate autonomously from PIMCO, may take actions that are adverse to the Fund or other accounts managed by PIMCO. In many cases, PIMCO will not be in a position to mitigate those actions or address those conflicts, which could adversely affect client performance or the performance of the Fund or other accounts managed by PIMCO (each a “Client,” and collectively, the “Clients”). In addition, because certain Clients are affiliates of PIMCO or have investors who are affiliates or employees of PIMCO, PIMCO may have incentives to resolve conflicts of interest in favor of these Clients over other Clients.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of a portfolio manager’s day-to-day management of the Fund. Because of their positions with the Fund, the portfolio managers know the size, timing and possible market impact of the Fund’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the Fund.

Cross Trades. A potential conflict of interest may arise in instances where the Fund buys an instrument from a Client or sells an instrument to a Client (each, a “cross trade”). Such conflicts of interest may arise, among other reasons, as a result of PIMCO representing the interests of both the buying party and the selling party in the cross trade or because the price at which the instrument is bought or sold through a cross trade may not be as favorable as the price that might have been obtained had the trade been executed in the open market. PIMCO effects cross trades when appropriate pursuant to procedures adopted under applicable rules and SEC guidance. Among other things, such procedures require that the cross trade is consistent with the respective investment policies and investment restrictions of both parties and is in the best interests of both the buying and selling accounts.

Investment Opportunities. A potential conflict of interest may arise as a result of a portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for one or more Clients, but may not be available in sufficient quantities for all accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Fund and another Client. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time. In addition, regulatory issues applicable to PIMCO or one or more funds, or other accounts may result in certain funds, not receiving securities that may otherwise be appropriate for them.

PIMCO seeks to allocate orders across eligible Client accounts with similar investment guidelines and investment styles fairly and equitably, taking into consideration relevant factors including, among others, applicable investment restrictions and guidelines, regulatory requirements, risk tolerances and available cash. As part of PIMCO’s trade allocation process, portions of new fixed income investment opportunities are distributed among Client account categories where the relevant portfolio managers seek to participate in the investment. Those portions are then further allocated among the Client accounts within such categories pursuant to PIMCO’s trade allocation policy. Portfolio managers managing quantitative strategies and specialized accounts, such as those focused on international securities, mortgage-backed securities, bank loans, or other specialized asset classes, will likely receive an increased distribution of new fixed income investment opportunities where the investment involves a quantitative strategy or specialized asset class that matches the investment objective or focus of the Client account category.

Any particular allocation decision among Client accounts may be more or less advantageous to any one Client or group of Clients, and certain allocations will, to the extent consistent with PIMCO’s fiduciary obligations, deviate from a pro rata basis among Clients in order to address for example, differences in legal, tax, regulatory, risk management, concentration, exposure, Client guideline limitations and/or mandate or strategy considerations for the relevant Clients. PIMCO may determine that an investment opportunity or particular purchases or sales are appropriate for one or more Clients, but not appropriate for other Clients, or are appropriate or suitable for, or available to, Clients but in different sizes, terms, or timing than is appropriate or suitable for other Clients. For example, some Clients have higher risk tolerances than other Clients, such as private funds, which, in turn, allows PIMCO to allocate a wider variety and/or greater percentage of certain types of investments (which may or may not outperform other types of investments) to such Clients. Those Clients receiving an increased allocation as a result of the effect of their respective risk tolerance may be Clients that pay higher investment management fees or that pay incentive fees. In addition, certain Client account categories focusing on certain types of investments or asset classes will be given priority in new issue distribution and allocation with respect to the investments or asset classes that are the focus of their investment mandate. Legal, contractual, or regulatory issues and/or related expenses applicable to PIMCO or one or more Clients may result in certain Clients not receiving securities that may otherwise be appropriate for them or may result in PIMCO selling securities out of Client accounts even if it might otherwise be beneficial to continue to hold them. Additional factors that are taken into account in the distribution and allocation of investment opportunities to Client accounts include, without limitation: ability to utilize leverage and risk tolerance of the Client account; the amount of discretion and trade authority given to PIMCO by the Client; availability of other similar investment opportunities; the Client account’s investment horizon and objectives; hedging, cash and liquidity needs of the portfolio; minimum increments and lot sizes; and underlying benchmark factors. Given all of the foregoing factors, the amount, timing, structuring, or terms of an investment by a Client, including the Fund, may differ from, and performance may be lower than, investments and performance of other Clients, including those that may provide greater fees or other compensation (including performance-based fees or allocations) to PIMCO. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Fund and certain pooled investment vehicles, including investment opportunity allocation issues.

From time to time, PIMCO may take an investment position or action for one or more Clients that may be different from, or inconsistent with, an action or position taken for one or more other Clients having similar or differing investment objectives. These positions and actions may adversely impact, or in some instances may benefit, one or more affected Clients, including Clients that are PIMCO affiliates, in which PIMCO has an interest, or which pays PIMCO higher fees or a performance fee. For example, a Client may buy a security and another Client may establish a short position in that same security. The subsequent short sale may result in a decrease in the price of the security that the other Client holds. Similarly, transactions or investments by one or more Clients may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of another Client.

When PIMCO implements for one Client a portfolio decision or strategy ahead of, or contemporaneously with, similar portfolio decisions or strategies of another Client, market impact, liquidity constraints or other factors could result in one or more Clients receiving less favorable trading results, the costs of implementing such portfolio decisions or strategies could be increased or such Clients could otherwise be disadvantaged. On the other hand, potential conflicts may also arise because portfolio decisions regarding a Client may benefit other Clients. For example, the sale of a long position or establishment of a short position for a Client may decrease the price of the same security sold short by (and therefore benefit) other Clients, and the purchase of a security or covering of a short position in a security for a Client may increase the price of the same security held by (and therefore benefit) other Clients.

Under certain circumstances, a Client may invest in a transaction in which one or more other Clients are expected to participate, or already have made or will seek to make, an investment. In addition, to the extent permitted by applicable law, a Client may also engage in investment transactions that may result in other Clients being relieved of obligations, or that may cause other Clients to divest certain investments (e.g., a Client may make a loan to, or directly or indirectly acquire securities or indebtedness of, a company that uses the proceeds to refinance or reorganize its capital structure, which could result in repayment of debt held by another Client). Such Clients (or groups of Clients) may have conflicting interests and objectives in connection with such investments, including with respect to views on the operations or activities of the issuer involved, the targeted returns from the investment and the timeframe for, and method of, exiting the investment. When making such investments, PIMCO may do so in a way that favors one Client over another Client, even if both Clients are investing in the same security at the same time. Certain Clients may invest on a “parallel” basis (i.e., proportionately in all transactions at substantially the same time and on substantially the same terms and conditions). In addition, other accounts may expect to invest in many of the same types of investments as another account. However, there may be investments in which one or more of such accounts does not invest (or invests on different terms or on a non-pro rata basis) due to factors such as legal, tax, regulatory, business, contractual or other similar considerations or due to the provisions of a Client’s governing documents. Decisions as to the allocation of investment opportunities among such Clients present numerous conflicts of interest, which may not be resolved in a manner that is favorable to a Client’s interests. To the extent an investment is not allocated pro rata among such entities, a Client could incur a disproportionate amount of income or loss related to such investment relative to such other Client.

In addition, Clients may invest alongside one another in the same underlying investments or otherwise pursuant to a substantially similar investment strategy as one or more other Clients. In such cases, certain Clients may have preferential liquidity and information rights relative to other Clients holding the same investments, with the result that such Clients will be able to withdraw their interests in underlying investments in priority to Clients who may have more limited access to information or more restrictive withdrawal rights. Clients with more limited information rights or more restrictive liquidity may therefore be adversely affected in the event of a downturn in the markets.

Further, potential conflicts may be inherent in PIMCO’s use of multiple strategies. For example, conflicts will arise in cases where different Clients invest in different parts of an issuer’s capital structure, including circumstances in which one or more Clients may own private securities or obligations of an issuer and other Clients may own or seek to acquire private securities of the same issuer. For example, a Client may acquire a loan, loan participation or a loan assignment of a particular borrower in which one or more other Clients have an equity investment, or may invest in senior debt obligations of an issuer for one Client and junior debt obligations or equity of the same issuer for another Client.

PIMCO may also, for example, direct a Client to invest in a tranche of a structured finance vehicle, such as a CLO or CDO, where PIMCO is also, at the same or different time, directing another Client to make investments in a different tranche of the same vehicle, which tranche’s interests may be adverse to other tranches. PIMCO may also cause a Client to purchase from, or sell assets to, an entity, such as a structured finance vehicle, in which other Clients may have an interest, potentially in a manner that will have an adverse effect on the other Clients. There may also be conflicts where, for example, a Client holds certain debt or equity securities of an issuer, and that same issuer has issued other debt, equity or other instruments that are owned by other Clients or by an entity, such as a structured finance vehicle, in which other Clients have an interest.

In each of the situations described above, PIMCO may take actions with respect to the assets held by one Client that are adverse to the other Clients, for example, by foreclosing on loans, by putting an issuer into default, or by exercising rights to purchase or sell to an issuer, causing an issuer to take actions adverse to certain classes of securities, or otherwise. In negotiating the terms and conditions of any such investments, or any subsequent amendments or waivers or taking any other actions, PIMCO may find that the interests of a Client and the interests of one or more other Clients could conflict. In these situations, decisions over items such as whether to make the investment or take an action, proxy voting, corporate reorganization, how to exit an investment, or bankruptcy or similar matters (including, for example, whether to trigger an event of default or the terms of any workout) may result in conflicts of interest. Similarly, if an issuer in which a Client and one or more other Clients directly or indirectly hold different classes of securities (or other assets, instruments or obligations issued by such issuer or underlying investments of such issuer) encounters financial problems, decisions over the terms of any workout will raise conflicts of interests (including, for example, conflicts over proposed waivers and amendments to debt covenants). For example, a debt holder may be better served by a liquidation of the issuer in which it may be paid in full, whereas an equity or junior bond holder might prefer a reorganization that holds the potential to create value for the equity holders. In some cases PIMCO may refrain from taking certain actions or making certain investments on behalf of Clients in order to avoid or mitigate certain conflicts of interest or to prevent adverse regulatory or other effects on PIMCO, or may sell investments for certain Clients (in each case potentially disadvantaging the Clients on whose behalf the actions are not taken, investments not made, or investments sold). In other cases, PIMCO may not refrain from taking actions or making investments on behalf of certain Clients that have the potential to disadvantage other Clients. In addition, PIMCO may take actions or refrain from taking actions in order to mitigate legal risks to PIMCO or its affiliates or its Clients even if disadvantageous to a Client’s account. Moreover, a Client may invest in a transaction in which one or more other Clients are expected to participate, or already have made or will seek to make, an investment.

Additionally, certain conflicts may exist with respect to portfolio managers who make investment decisions on behalf of several different types of Clients. Such portfolio managers may have an incentive to allocate trades, time or resources to certain Clients, including those Clients who pay higher investment management fees or that pay incentive fees or allocations, over other Clients. These conflicts may be heightened with respect to portfolio managers who are eligible to receive a performance allocation under certain circumstances as part of their compensation.

From time to time, PIMCO personnel may come into possession of MNPI which, if disclosed, might affect an investor’s decision to buy, sell or hold a security. Should a PIMCO employee come into possession of MNPI with respect to an issuer, he or she generally will be prohibited from communicating such information to, or using such information for the benefit of, Clients, which could limit the ability of Clients to buy, sell or hold certain investments, thereby limiting the investment opportunities or exit strategies available to Clients. In addition, holdings in the securities or other instruments of an issuer by PIMCO or its affiliates may affect the ability of a Client to make certain acquisitions of or enter into certain transactions with such issuer. PIMCO has no obligation or responsibility to disclose such information to, or use such information for the benefit of, any person (including Clients).

PIMCO maintains one or more restricted lists of companies whose securities are subject to certain trading prohibitions due to PIMCO’s business activities. PIMCO may restrict trading in an issuer’s securities if the issuer is on a restricted list or if PIMCO has MNPI about that issuer. In some situations, PIMCO may restrict Clients from trading in a particular issuer’s securities in order to allow PIMCO to receive MNPI on behalf of other Clients. A Client may be unable to buy or sell certain securities until the restriction is lifted, which could disadvantage the Client. PIMCO may also be restricted from making (or divesting of) investments in respect of some Clients but not others. In some cases PIMCO may not initiate or recommend certain types of transactions, or may otherwise restrict or limit its advice relating to certain securities if a security is restricted due to MNPI or if PIMCO is seeking to limit receipt of MNPI.

PIMCO may conduct litigation or engage in other legal actions on behalf of one or more Clients. In such cases, Clients may be required to bear certain fees, costs, expenses and liabilities associated with the litigation. Other Clients that are or were investors in, or otherwise involved with, the subject investments may or may not (depending on the circumstances) be parties to such litigation actions, with the result that certain Clients may participate in litigation actions in which not all Clients with similar investments may participate, and such non-participating Clients may benefit from the results of such litigation actions without bearing or otherwise being subject to the associated fees, costs, expenses and liabilities. PIMCO, for example, typically does not pursue legal claims on behalf of its separate accounts. Furthermore, in certain situations, litigation or other legal actions pursued by PIMCO on behalf of a Client may be brought against or be otherwise adverse to a portfolio company or other investment held by a Client.

The foregoing is not a complete list of conflicts to which PIMCO or Clients may be subject. PIMCO seeks to review conflicts on a case-by-case basis as they arise. Any review will take into consideration the interests of the relevant Clients, the circumstances giving rise to the conflict, applicable PIMCO policies and procedures, and applicable laws. Clients (and investors in the Fund) should be aware that conflicts will not necessarily be resolved in favor of their interests and may in fact be resolved in a manner adverse to their interests. PIMCO will attempt to resolve such matters fairly, but even so, matters may be resolved in favor of other Clients which pay PIMCO higher fees or performance fees or in which PIMCO or its affiliates have a significant proprietary interest. There can be no assurance that any actual or potential conflicts of interest will not result in a particular Client or group of Clients receiving less favorable investment terms in or returns from certain investments than if such conflicts of interest did not exist.

Conflicts like those described above may also occur between Clients, on the one hand, and PIMCO or its affiliates, on the other. These conflicts will not always be resolved in favor of the Client. In addition, because PIMCO is affiliated with Allianz, a large multi-national financial institution, conflicts similar to those described above may occur between clients of PIMCO and PIMCO’s affiliates or accounts managed by those affiliates. Those affiliates (or their clients), which generally operate autonomously from PIMCO, may take actions that are adverse to PIMCO’s Clients. In many cases PIMCO will have limited or no ability to mitigate those actions or address those conflicts, which could adversely affect Client performance. In addition, certain regulatory or internal restrictions may prohibit PIMCO from using certain brokers or investing in certain companies (even if such companies are not affiliated with Allianz) because of the applicability of certain laws and regulations or internal Allianz policies applicable to PIMCO, Allianz SE or their affiliates. An account’s willingness to negotiate terms or take actions with respect to an investment may also be, directly or indirectly, constrained or otherwise impacted to the extent Allianz SE, PIMCO, and/or their affiliates, directors, partners, managers, members, officers or personnel are also invested therein or otherwise have a connection to the subject investment (e.g., serving as a trustee or board member thereof).

Certain service providers to the Fund are expected to be owned by or otherwise related to or affiliated with a Client, the Fund or other account managed by PIMCO and in certain cases, such service providers are expected to be, or are owned by, employed by, or otherwise related to, PIMCO, Allianz, their affiliates and/or their respective employees, consultants and other personnel. PIMCO may, in its sole discretion, determine to provide, or engage or recommend an affiliate of PIMCO to provide, certain services to the Fund, instead of engaging or recommending one or more third parties to provide such services. Subject to the governance requirements of the Fund and applicable law, PIMCO or its affiliates, as applicable, will receive compensation in connection with the provision of such services. As a result, PIMCO faces a conflict of interest when selecting or recommending service providers for the Fund. Fees paid to an affiliated service provider will be determined in PIMCO’s commercially reasonable discretion, taking into account the relevant facts and circumstances, and consistent with PIMCO’s responsibilities. Although PIMCO has adopted various policies and procedures intended to mitigate or otherwise manage conflicts of interest with respect to affiliated service providers, there can be no guarantee that such policies and procedures (which may be modified or terminated at any time in PIMCO’s sole discretion) will be successful.

Performance Fees. A portfolio manager may advise certain accounts with respect to which the management fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to the Fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the Fund and certain pooled investment vehicles on a fair and equitable basis over time.

PIMCO has implemented policies and procedures relating to, among other things, portfolio management and trading practices, personal investment transactions, insider trading, gifts and entertainment, and political contributions that seek to identify, manage and/or mitigate actual or potential conflicts of interest and resolve such conflicts appropriately if they occur. PIMCO seeks to resolve any actual or potential conflicts in each client’s best interest.

(a)(3)

As of December 31, 2022 the following explains the compensation structure of the individuals who have primary responsibility for day-to-day portfolio management of the Fund:

Portfolio Manager Compensation

PIMCO’s approach to compensation seeks to provide professionals with a Total Compensation Plan and process that is driven by PIMCO’s mission and CORE values of collaboration, openness, responsibility and excellence. Key Principles on Compensation Philosophy include:

●	PIMCO’s compensation practices are designed to attract and retain high performers;
●	PIMCO’s compensation philosophy embraces a corporate culture of rewarding behaviors aligned to our CORE values;
●	PIMCO’s goal is to ensure key professionals are aligned to PIMCO’s long-term success through awards linked to firm performance; and
●	PIMCO’s “Discern and Differentiate” discipline incorporates individual performance rating to guide total compensation outcomes.

The Total Compensation Plan consists of three components. The compensation program for portfolio managers is designed to align with clients’ interests, emphasizing each portfolio manager’s ability to generate long-term investment success for PIMCO’s clients. A portfolio manager’s compensation is not based solely on the performance of any Fund or any other account managed by that portfolio manager:

Base Salary – Base salary is determined based on core job responsibilities, positions/levels and market factors. Base salary levels are reviewed annually, when there is a significant change in job responsibilities or position, or a significant change in market levels.

Performance Bonus – Performance bonuses are designed to reward risk-adjusted performance and contributions to PIMCO’s broader investment process. The compensation process is not formulaic and the following non-exhaustive list of qualitative and quantitative criteria are considered when determining the total compensation for portfolio managers:

●

Performance measured over a variety of longer- and shorter-term periods, including 5-year, 4-year, 3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax total and risk-adjusted investment performance as judged against the applicable benchmarks (which may include internal investment performance-related benchmarks) for each account managed by a portfolio manager (including the Fund) and relative to applicable industry peer groups; greatest emphasis is placed on 5-year and 3-year performance, followed by 1-year performance;

●	Consistency of investment performance across portfolios of similar mandate and guidelines, rewarding low dispersion and consistency of outperformance;
●

Appropriate risk positioning and risk management mindset which includes consistency with PIMCO’s investment philosophy, the Investment Committee’s positioning guidance, absence of defaults, and appropriate alignment with client objectives;

●	Contributions to mentoring, coaching and/or supervising members of team;
●	Collaboration, idea generation, and contribution of investment ideas in the context of PIMCO’s investment process, Investment Committee meetings, and day-to-day management of portfolios;
●	With much lesser importance than the aforementioned factors: amount and nature of assets managed by the portfolio manager, contributions to asset retention, and client satisfaction.

PIMCO’s partnership culture further rewards strong long term risk adjusted returns with promotion decisions almost entirely tied to long term contributions to the investment process. 10-year performance can also be considered, though not explicitly as part of the compensation process.

Deferred Compensation – Deferred compensation is awarded to key professionals under the Long Term Incentive Plan (“LTIP”). Employees who reach a total compensation threshold are delivered their annual compensation in a mix of cash and/or deferred compensation. PIMCO incorporates a progressive allocation of deferred compensation as a percentage of total compensation, which is in line with market practices.

●

The LTIP provides participants with deferred cash awards that appreciate or depreciate based on PIMCO’s operating earnings over a rolling three-year period. The plan provides a link between longer term company performance and participant pay, further motivating participants to make a long-term commitment to PIMCO’s success.

Eligibility to participate in the LTIP is contingent upon continued employment at PIMCO and all other applicable eligibility requirements.

Profit Sharing Plan. Portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Compensation Committee, based upon an individual’s overall contribution to the firm.

(a)(4)

The following summarizes the dollar range of securities of the Fund the portfolio managers beneficially owned as of December 31, 2022:

Portfolio Manager	Dollar Range of Equity Securities of the Fund Owned as of December 31, 2022
David Hammer	$500,001-$1,000,000
Rachel Betton	None
Amit Arora	None

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

Item 11.	Controls and Procedures.

(a)

The principal executive officer and principal financial & accounting officer have concluded as of a date within 90 days of the filing date of this report, based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act), that the design of such procedures is effective to provide reasonable assurance that material information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

None.

Item 13.	Exhibits.

(a)(1)	Exhibit 99.CODE—Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act of 2002.

(a)(2)	Exhibit 99.CERT—Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(a)(3)	None.

(a)(4)	There was no change in the registrant’s independent public accountant for the period covered by the report.

(b)	Exhibit 99.906CERT—Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO Flexible Municipal Income Fund

By:	/s/ Eric D. Johnson

Eric D. Johnson
President (Principal Executive Officer)

Date: March 8, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Eric D. Johnson

Eric D. Johnson
President (Principal Executive Officer)

Date: March 8, 2023

By:	/s/ Bijal Y. Parikh

Bijal Y. Parikh
Treasurer (Principal Financial & Accounting Officer)

Date: March 8, 2023